                   STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.,

                                    Company,

                               [NAME OF SERVICER],

                                    Servicer,

                                       and

                               [NAME OF TRUSTEE],

                                     Trustee

                         POOLING AND SERVICING AGREEMENT

                             Dated as of [___, 20__]

                       Mortgage Pass-Through Certificates

                                Series 20[__-__]

                                                                            PAGE
                                                                            ----

SECTION 2.03    Representations, Warranties and Covenants of the Servicer
                and the Company..........................................    32
SECTION 2.04    Repurchase or Substitution of Mortgage Loans by the

SECTION 3.02    Subservicing Agreements Between Servicer and
                Subservicers; Enforcement of Subservicers' and Sellers'

SECTION 3.05    No Contractual Relationship Between Subservicer and
                Trustee or Certificateholders............................    38
SECTION 3.06    Assumption or Termination of Subservicing Agreements by
                Trustee..................................................    39
SECTION 3.07    Collection of Certain Mortgage Loan Payments; Deposits
                to Custodial Account.....................................    39
SECTION 3.08    Subservicing Accounts; Servicing Accounts................    41
SECTION 3.09    Access to Certain Documentation and Information Regarding
                the Mortgage Loans.......................................    42
SECTION 3.10    Permitted Withdrawals from the Custodial Account.........    42
SECTION 3.11    Maintenance of the Primary Insurance Policies;
                Collections Thereunder...................................    44
SECTION 3.12    Maintenance of Fire Insurance and Omissions and Fidelity
                Coverage.................................................    45
SECTION 3.13    Enforcement of Due-on-Sale Clauses; Assumption and

SECTION 3.16    Servicing and Other Compensation[; Compensating
                Interest]................................................    51
SECTION 3.17    Reports to the Trustee and the Company...................    52

                                       -i-

                                   (continued)

                                                                            PAGE
                                                                            ----
SECTION 3.18    Annual Statement as to Compliance........................    52
SECTION 3.19    Annual Independent Public Accountants' Servicing Report..    53

SECTION 4.04    Distribution of Reports to the Trustee and the Company;
                Advances by the Servicer.................................    62
SECTION 4.05    Allocation of Realized Losses............................    64
SECTION 4.06    Reports of Foreclosures and Abandonment of Mortgaged

SECTION 6.02    Merger or Consolidation of the Company or the Servicer;
                Assignment of Rights and Delegation of Duties by
                Servicer.................................................    74
SECTION 6.03    Limitation on Liability of the Company, the Servicer and

                                      -ii-

                                   (continued)

                                                                            PAGE
                                                                            ----

SECTION 9.01    Termination Upon Purchase by the Servicer or the Company

                                      -iii-

EXHIBITS
--------
Exhibit A:       Form of Class A Certificate
Exhibit B:       Form of Class M Certificate
Exhibit C:       Form of Class B Certificate
Exhibit D:       Form of Class R Certificate
Exhibit E:       Form of Custodial Agreement
Exhibit One:     Form of Custodian Initial Certification
Exhibit Two:     Form of Custodian Interim Certification
Exhibit Three:   Form of Custodian Final Certification
Exhibit F:       Mortgage Loan Schedule
Exhibit G:       [Reserved]
Exhibit H:       Forms of Request for Release
Exhibit I-1:     Form of Transfer Affidavit and Agreement
Exhibit I-2:     Form of Transferor Certificate
Exhibit L:       Form of Rule 144A Investment Representation Letter
Exhibit J:       Form of Investor Representation Letter
Exhibit K:       Form of Transferor Representation Letter
Exhibit M:       [Reserved]
Exhibit N:       [Reserved]
Exhibit O:       Form of Lender Certification for Assignment of Mortgage Loan

                                      -iv-

     This Pooling and Servicing Agreement, effective as of [_____, 20__], among
STANWICH ASSET ACCEPTANCE COMPANY, L.L.C., as the company (together with its permitted successors and assigns, the "Company"), [NAME OF SERVICER], as servicer (together with its permitted successors and assigns, the "Servicer"), and [NAME OF TRUSTEE], as trustee (together with its permitted successors and assigns, the "Trustee"),

                              PRELIMINARY STATEMENT

     The Company intends to sell mortgage pass-through certificates
(collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans (as defined herein). As provided herein, the Servicer will make an election to treat the entire segregated pool of assets subject to this
Agreement (including the Mortgage Loans but excluding the Initial Monthly
Payment Fund), as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes and such segregated pool of assets will be designated as the "Trust Fund". The Class A-1 Certificates, Class A-2
Certificates, Class A-3 Certificates, Class A-4 Certificates, each of the
Uncertificated REMIC Regular Interests (as defined herein), Class M Certificates and Class B Certificates will represent ownership of "regular interests" in the
REMIC, and the Class R Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions (as defined herein)
under federal income tax law. The Class A-5 Certificates will represent the entire beneficial ownership interest in the Uncertificated REMIC Regular
Interests.

     The following table sets forth the designation, type, Pass-Through Rate, aggregate Initial Certificate Principal Balance, Maturity Date, initial ratings and certain features for each Class of Certificates comprising the interests in the Trust Fund created hereunder.



                                                                   Aggregate Initial
Designation             Type             Pass-Through Rate   Certificate Principal Balance
-----------   ------------------------   -----------------   -----------------------------

Class A-1     Senior                        [_________]%             $[________.__]
Class A-2     Senior                        [_________]%             $[________.__]
Class A-3     Senior                        [_________]%             $[________.__]
Class A-4     Senior/Principal Only             0.00%                $        0.00
Class A-5     Senior/Stripped Interest     Variable Rate             $[________.__]
Class R       Residual                      [_________]              $[________.__]
Class M       Mezzanine                     [_________]              $[________.__]
Class B       Subordinate                   [_________]              $[________.__]




                                                                    Initial Ratings
                                                             -----------------------------
Designation           Features             Maturity Date      [S&P]    [Fitch]   [Moody's]
-----------   ------------------------   -----------------   -------   -------   ---------

Class A-1     Senior                     [_______ __,____]   [_____]   [_____]    [_____]
Class A-2     Senior                     [_______ __,____]   [_____]   [_____]    [_____]
Class A-3     Senior                     [_______ __,____]   [_____]   [_____]    [_____]
Class A-4     Senior/Principal Only      [_______ __,____]   [_____]   [_____]    [_____]
Class A-5     Senior/Stripped Interest   [_______ __,____]   [_____]   [_____]    [_____]
Class R       Residual                   [_______ __,____]   [_____]   [_____]    [_____]
Class M       Mezzanine                  [_______ __,____]   [_____]   [_____]    [_____]


     The Mortgage Loans have an aggregate Cut-off Date Principal Balance equal to $[_____]. The Mortgage Loans are [fixed] [adjustable] rate mortgage loans.

     In consideration of the mutual agreements herein contained, the Company, the Servicer and the Trustee agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1.01 Definitions.

     Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this
Article.

     "Accretion Termination Date": With respect to the Class A-3 Certificates, the earlier to occur of (i) the Distribution Date on which the Certificate
Principal Balances of the Class A-1 and Class A-2 Certificates have been reduced to zero and (ii) the Credit Support Depletion Date.

     "Accrued Certificate Interest": With respect to each Distribution Date, as to any Class A Certificate (other than a Class A-4 Certificate or Class A-5
Certificate), any Class M Certificate, any Class B Certificate or any Class R
Certificate, one month's interest accrued at the related Pass-Through Rate on the Certificate Principal Balance thereof immediately prior to such Distribution
Date. With respect to each Distribution Date, as to the Class A-5 Certificates, one month's interest accrued at the then applicable Pass-Through Rate on the
Notional Amount thereof. Accrued Certificate Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months. In each case Accrued
Certificate Interest on any Class of Certificates will be reduced by the amount of (i) Prepayment Interest Shortfalls [(to the extent not offset by the Servicer with a payment of Compensating Interest as provided in Section 3.16(e))], (ii)
the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses
(including Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy
Losses and Extraordinary Losses) not allocated solely to

                                       -2-

one or more specific Classes of Certificates pursuant to Section 4.05, (iii) the interest portion of Advances previously made with respect to a Mortgage Loan or
REO Property which remained unreimbursed following the Cash Liquidation or REO
Disposition of such Mortgage Loan or REO Property that were made with respect to delinquencies that were ultimately determined to be Excess Special Hazard
Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses
and (iv) any other interest shortfalls not covered by the subordination provided by the Class M Certificates and Class B Certificates, including interest that is not collectible from the Mortgagor pursuant to the Soldiers' and Sailors' Civil
Relief Act of 1940, as amended, or similar legislation or regulations as in effect from time to time, with all such reductions allocated among all of the
Certificates in proportion to their respective amounts of Accrued Certificate
Interest which would have resulted absent such reduction. With respect to the
Class A-3 Certificates on each Distribution Date that occurs prior to the
Accretion Termination Date, interest shortfalls allocable to the Class A-3
Certificates on such Distribution Date will be so allocated by reducing the amount that is added to the Certificate Principal Balance thereof in respect of
Accrued Certificate Interest pursuant to Section 4.02(d). In addition to that portion of the reductions described in the second preceding sentence that are allocated to the Class B Certificates or any Class of Class M Certificates,
Accrued Certificate Interest on the Class B Certificates or such Class of Class
M Certificates will be reduced by the interest portion (adjusted to the Net
Mortgage Rate) of Realized Losses that are allocated solely to the Class B
Certificates or such Class of Class M Certificates pursuant to Section 4.05. The
Class A-4 Certificates receive no distributions of Accrued Certificate Interest.

     "Adjusted Mortgage Rate": With respect to any Mortgage Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

     "Advance": As to any Mortgage Loan, any advance made by the Servicer, pursuant to Section 4.04.

     "Affiliate": With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and
"controlled" have meanings correlative to the foregoing.

     "Agreement": This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

     "Amount Held for Future Distribution": As to any Distribution Date, the
total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds,
Insurance Proceeds, Principal Prepayments, Mortgage Loan purchases made pursuant to Section 2.02, 2.03 or 2.04 and Mortgage Loan substitutions made pursuant to
Section 2.03 or 2.04 received or made in the month of such Distribution Date
(other than such Liquidation Proceeds, Insurance Proceeds and purchases of
Mortgage Loans that the Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)) and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

                                       -3-

     "Appraised Value": As to any Mortgaged Property, the lesser of (i) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a
Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is either the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

     "Assignment": An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of
Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering
Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

     "Available Distribution Amount": As to any Distribution Date, an amount equal to (a) the sum of (i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii)
the amount of any Advance made on the immediately preceding Certificate Account
Deposit Date, (iii) any amount deposited in the Custodial Account pursuant to
Section 3.12(a), (iv) any amount deposited in the Custodial Account pursuant to
Section 2.01(f); (v) any amount deposited in the Certificate Account pursuant to
Section 4.07 and (vi) any amount deposited in the Certificate Account pursuant to Section 3.16(e), reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (w) aggregate Foreclosure Profits,
(x) the Amount Held for Future Distribution, and (y) amounts permitted to be withdrawn by the Servicer from the Custodial Account in respect of the Mortgage
Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a).

     "Bankruptcy Amount": As of any date of determination prior to the first anniversary of the Cutoff Date, an amount equal to the excess, if any, of (A)
$[_______] over (B) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05.
As of any date of determination prior to the first anniversary of the Cut-off
Date, an amount equal to the excess, if any, of (1) the lesser of (a) the
Bankruptcy Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-off Date coinciding with or preceding such date of determination (or, if such date of determination is an anniversary of the Cut-off Date, the Business Day immediately preceding such date of determination) (for purposes of this definition, the "Relevant
Anniversary") and (b) the greater of (A) the greater of (i) [_______] times the aggregate principal balance of all the Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary having a Loan-to-Value at origination which exceeds 75%
and (ii) $[______]; and (B) the greater of (i) the product of (x) an amount equal to the largest difference in the related Monthly Payment for any
Non-Primary Residence Loan remaining in the Mortgage Pool which had an original
Loan-to-Value Ratio of 80% or greater that would result if the Net Mortgage Rate thereof was equal to the weighted average (based on the principal balance of the
Mortgage Loans as of the Relevant Anniversary) of the Net Mortgage Rates of all
Outstanding Mortgage Loans as of the Relevant Anniversary less [__]% per annum,
(y) a number equal to the weighted average remaining term to maturity, in

                                       -4-

months, of all Non-Primary Residence Loans remaining in the Mortgage Pool as of the Relevant Anniversary, and (z) one plus the quotient of the number of all
Non-Primary Residence Loans remaining in the Mortgage Pool divided by the total number of Outstanding Mortgage Loans in the Mortgage Pool as of the Relevant
Anniversary, and (ii) $[__], over (2) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Relevant Anniversary. The Bankruptcy Amount may be further reduced by the Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and
(ii) provide a copy of such written confirmation to the Trustee.

     "Bankruptcy Code": The Bankruptcy Code of 1978, as amended.

     "Bankruptcy Loss": With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Servicer has notified the Trustee in writing that the Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage
Loan are being advanced on a current basis by the Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

     "Business Day": Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York or the State of
California (and such other state or states in which the Custodial Account or the
Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

     "Cash Liquidation": As to any defaulted Mortgage Loan other than a Mortgage
Loan as to which an REO Acquisition occurred, a determination by the Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

     "Certificate": Any Class A Certificate, Class M Certificate, Class B
Certificate or Class R Certificate.

     "Certificate Account": The account or accounts created and maintained pursuant to Section 4.01, which shall be entitled "[name of Trustee], as trustee, in trust for the registered holders of Stanwich Asset Acceptance
Company, L.L.C. Mortgage Pass-Through Certificates, Series 20[__-__]" and which must be an Eligible Account.

     "Certificate Account Deposit Date": As to any Distribution Date, the
Business Day prior thereto.

                                       -5-

     "Certificateholder or Holder": The Person in whose name a Certificate is registered in the Certificate Register, except that neither a Disqualified organization nor a Non-United States Person shall be a Holder of a Class R
Certificate for purposes hereof. Solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R
Certificate, registered in the name of the Company, the Servicer or any
Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. The Trustee shall be required to recognize as a "Holder" or
"Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

     "Certificate Principal Balance": With respect to each Class A Certificate
(other than a Class A-5 Certificate) and Class R Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, plus (ii) in the case of each Class A-3 Certificate, all Accrued Certificate Interest added to the
Certificate Principal Balance thereof on each Distribution Date on or prior to the Accretion Termination Date pursuant to Section 4.02(d), minus (iii) the sum of (x) the aggregate of all amounts previously distributed with respect to such
Certificate (or any predecessor Certificate) and applied to reduce the
Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05. With respect to each Class M Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Class M
Certificate as specified on the face thereof, minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate
(or any predecessor Certificate) and applied to reduce the Certificate Principal
Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such
Certificate (or any predecessor Certificate) pursuant to Section 4.05; provided, that if the Certificate Principal Balances of the Class B Certificates have been reduced to zero, the Certificate Principal Balance of each Class M Certificate shall thereafter be calculated to equal the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Stated
Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate
Principal Balance of all other Classes of Certificates then outstanding. With respect to each Class B Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Class B
Certificate as specified on the face thereof, minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate
(or any predecessor Certificate) and applied to reduce the Certificate Principal
Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such
Certificate (or any predecessor Certificate) pursuant to Section 4.05; provided, that the Certificate Principal Balance of each Class B Certificate shall be calculated to equal the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Stated Principal Balance of the
Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding. The Class A-5 Certificates have no Certificate Principal Balance.

                                       -6-

     "Certificate Register and Certificate Registrar": The register maintained and the registrar appointed pursuant to Section 5.02.

     "Class": Collectively, all of the Certificates bearing the same designation.

     "Class A Certificate": Any one of the Class A-1, Class A-2, Class A-3,
Class A-4 or Class A-5 Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit
A, each such Certificate (other than the Class A-5 Certificates) evidencing an interest designated as a "regular interest" in the REMIC for purposes of the
REMIC Provisions. The Class A-5 Certificates will represent the entire beneficial ownership interest in the Uncertificated REMIC Regular Interests.

     "Class A-4 Principal Distribution Amount": As defined in Section
4.02(b)(i).

     "Class B Certificate": Any one of the Class B Certificates executed by the
Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit C and evidencing an interest designated as a "regular interest" in the REMIC purposes of the REMIC Provisions.

     "Class B Percentage": With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate
Principal Balance of the Class B Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the
Mortgage Loans (or related REO Properties) (other than the related Discount
Fraction of each Discount Mortgage Loan) immediately prior to such Distribution
Date.

     "Class B Prepayment Distribution Trigger": With respect to any Distribution
Date, a test that shall be satisfied if the fraction (expressed as a percentage)
equal to the sum of the Certificate Principal Balances of the Class B
Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO
Properties) immediately prior to such Distribution Date is greater than or equal to [__]%.

     "Class M Certificate": Any one of the Class M Certificates executed by the
Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and evidencing an interest designated as a "regular interest" in the REMIC for purposes of the REMIC Provisions.

     "Class M Percentage": With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate
Principal Balance of the Class M Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the
Mortgage Loans (or related REO Properties) (other than the related Discount
Fraction of each Discount Mortgage Loan) immediately prior to such Distribution
Date.

     "Class M Prepayment Distribution Trigger": With respect to any Distribution
Date, a test that shall be satisfied if the fraction (expressed as a percentage)
equal to the sum of the Certificate Principal Balances of the Class M
Certificates and Class B Certificates immediately prior to such Distribution
Date divided by the aggregate Stated Principal Balance of all of the Mortgage
Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to [____]%.

                                       -7-

     "Class R Certificate": Any one of the Class R Certificates executed by the
Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in the REMIC for purposes of the REMIC Provisions.

     "Closing Date": [__________, 20__].

     "Code": The Internal Revenue Code of 1986.

     ["Compensating Interest": With respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in
Full during the related Prepayment Period, but not more than one-twelfth of
[______]% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution Date.]

     "Corporate Trust Office": The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at [address of Trustee], Attention: Corporate Trust
Administration Series 20[__-__].

     "Credit Support Depletion Date": The first Distribution Date on which the
Senior Percentage equals 100%.

     "Curtailment": Any Principal Prepayment made by a Mortgagor which is not a
Principal Prepayment in Full.

     "Custodial Account": The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Servicer and for the
Servicer, into which the amounts set forth in Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

     "Custodial Agreement": An agreement that may be entered into among the
Company, the Servicer, the Trustee and a Custodian in substantially the form of
Exhibit E hereto.

     "Custodian": A custodian appointed pursuant to a Custodial Agreement.

     "Cut-off Date": [________ 1, 20__].

     "Cut-off Date Principal Balance": As to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto, whether or not received.

     "Debt Service Reduction": With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

                                       -8-

     "Deficient Valuation": With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly
Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

     "Deleted Mortgage Loan": A Mortgage Loan replaced or to be replaced with a
Qualified Substitute Mortgage Loan.

     "Destroyed Mortgage Note": A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

     "Determination Date": With respect to any Distribution Date, the 20th day
(or if such 20th day is not a Business Day, the Business Day immediately following such 20th day) of the month of the related Distribution Date.

     "Discount Fraction": With respect to each Discount Mortgage Loan, the fraction expressed as a percentage, the numerator of which is [___]% minus the
Net Mortgage Rate (or the initial Net Mortgage Rate with respect to any Discount
Mortgage Loans as to which the Mortgage Rate is modified pursuant to Section
3.07(a)) for such Mortgage Loan and the denominator of which is [___]%. The
Discount Fraction with respect to each Discount Mortgage Loan is set forth on
Exhibit P attached hereto.

     "Discount Mortgage Loan": Any Mortgage Loan having a Net Mortgage Rate of less than [____]% and any Mortgage Loan deemed to be a Discount Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

     "Disqualified Organization": Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, which includes any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers'
cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2) of the Code and (v) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such Person may cause the REMIC or any Person having an Ownership Interest in any Class of
Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms
"United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

                                       -9-

     "Distribution Date": The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

     "Due Date": With respect to any Distribution Date, the first day of the month in which such Distribution Date occurs.

     "Due Period": With respect to any Distribution Date, the period commencing on the second day of the month preceding the month of such Distribution Date and ending on the related Due Date.

     "Eligible Account": An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the
Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted
Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, either (A) a trust account or accounts maintained in the corporate trust department of
[____________________] or (B) an account or accounts maintained in the corporate asset services department of [____________________], as long as its short term debt obligations are rated P-1 (or the equivalent) or better by each Rating
Agency, and its long term debt obligations are rated A2 (or the equivalent) or better, by each Rating Agency, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of
[____________________], or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each
Rating Agency that use of any such account as the Custodial Account or the
Certificate Account will not reduce the rating assigned to any Class of
Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating
Agency).

     "Event of Default": As defined in Section 7.01.

     "Excess Bankruptcy Loss": Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable Bankruptcy Amount.

     "Excess Fraud Loss": Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss Amount.

     "Excess Special Hazard Loss": Any Special Hazard Loss, or portion thereof, that exceeds the then applicable Special Hazard Amount.

     "Excess Subordinate Principal Amount": With respect to any Distribution
Date on which the Certificate Principal Balance of the most subordinate class or classes of Certificates (as established in Section 4.05 hereof) then outstanding is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the amount, if any, by which (i) the amount that

                                      -10-

would otherwise be distributable in respect of principal on such classes of
Certificates on such Distribution Date is greater than (ii) the excess, if any, of the Certificate Principal Balance of such classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized Losses to be allocated to such classes of Certificates on such Distribution Date.

     "Extraordinary Events": Any of the following conditions with respect to a
Mortgaged Property or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

          (a) losses that are of a type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

          (b) nuclear reaction or nuclear radiation or radioactive
     contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

          (c) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack:

                    1. by any government or sovereign power, de jure or de
               facto, or by any authority maintaining or using military, naval or air forces; or

                    2. by military, naval or air forces; or

                    3. by an agent of any such government, power, authority or forces;

          (d) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

          (e) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

     "Extraordinary Losses": Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

     "FDIC": Federal Deposit Insurance Corporation or any successor thereto.

     "FHLMC": Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the
Emergency Home Finance Act of 1970, as amended, or any successor thereto.

                                      -11-

     "Final Distribution Date": The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section
9.01 which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.03.

     "Fitch": Fitch Investors Service, Inc. or its successor in interest.

     "FNMA": Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National
Mortgage Association Charter Act, or any successor thereto.

     "Foreclosure Profits": As to any Distribution Date or related Determination
Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds,
Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO
Property for which a Cash Liquidation or REO Disposition occurred in the related
Prepayment Period over the sum of the unpaid principal balance of such Mortgage
Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage
Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

     "Fraud Loss Amount": As of any date of determination after the Cut-off
Date, an amount equal to: (X) prior to the first anniversary of the Cut-off Date an amount equal to [2.00]% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud
Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Cut-off Date up to such date of determination and (Y) from the first to the [fifth] anniversary of the Cut-off
Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) [1.00]% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date the Fraud
Loss Amount shall be zero.

     The Fraud Loss Amount may be further reduced by the Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating and the rating assigned to such Certificates as of the
Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

     "Fraud Losses": Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

     "Independent": When used with respect to any specified Person, means such a
Person who (i) is in fact independent of the Company, the Servicer and the
Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Company, the
Servicer or the Trustee or in an Affiliate thereof, and (iii) is not connected with the

                                      -12-

Company, the Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

     "Initial Certificate Principal Balance": With respect to each Class of
Certificates, the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date as set forth in the Preliminary Statement hereto.

     "Initial Monthly Payment Fund": As defined in Section 2.01(f).

     "Insurance Proceeds": Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Servicer or the Trustee and
are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Servicer would follow in servicing mortgage loans held for its own account.

     "Insurer": Any named insurer under any Primary Insurance Policy or any successor thereto or the named insurer in any replacement policy.

     "Late Collections": With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as
Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous
Due Period and not previously recovered.

     "Liquidation Proceeds": Amounts (other than Insurance Proceeds) received by the Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

     "Loan-to-Value Ratio": As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

     "Maturity Date": With respect to (i) a Class of Certificates representing a regular interest in the REMIC or (ii) an Uncertificated REMIC Regular Interest,
the latest possible maturity date, solely for purposes of Section
1.860G-l(a)(4)(iii) of the Treasury regulations, by which the Certificate
Principal Balance or Uncertificated Notional Amount, respectively, thereof would be reduced to zero.

     "Monthly Payment": With respect to any Mortgage Loan (including any REO
Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period).

     "Moody's": Moody's Investors Service, Inc. or its successor in interest.

                                      -13-

     "Mortgage": The mortgage, deed of trust or other comparable instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

     "Mortgage File": The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

     "Mortgage Loan Purchase Agreement": The agreement among the Seller, the
Responsible Party and the Company, regarding the sale of the Mortgage Loans by the Seller to the Company.

     "Mortgage Loan Schedule": The list of the Mortgage Loans attached hereto as
Exhibit F (as amended from time to time to reflect the addition of Qualified
Substitute Mortgage Loans), which list shall set forth at a minimum the following information as to each Mortgage Loan:

               (i) the Mortgage Loan identifying number;

               (ii) the street address of the Mortgaged Property including state and zip code;

               (iii) the maturity of the Mortgage Note;

               (iv) the Mortgage Rate;

               (v) the Subservicer pass-through rate;

               (vi) the Net Mortgage Rate;

               (vii) [the Pool Strip Rate];

               (viii) the initial scheduled monthly payment of principal, if any, and interest;

               (ix) the Cut-off Date Principal Balance;

               (x) the Loan-to-Value Ratio at origination;

               (xi) the rate at which the Subservicing Fee accrues; and

               (xii) a code indicating whether the Mortgage Loan is an owner occupied residence.

Such schedule may consist of multiple reports that collectively set forth all of the information requested.

     "Mortgage Loans": Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute
Mortgage Loans held or deemed held as part of the Trust Fund

                                      -14-

including, without limitation, each related Mortgage Note, Mortgage and Mortgage
File and all rights appertaining thereto.

     "Mortgage Note": The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

     "Mortgage Rate": As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto.

     "Mortgaged Property": The underlying real property securing a Mortgage
Loan.

     "Mortgagor": The obligor on a Mortgage Note.

     "Net Mortgage Rate": As to each Mortgage Loan, a per annum rate of interest equal to the Adjusted Mortgage Rate less the Servicing Fee Rate.

     "Non-Discount Mortgage Loans": The Mortgage Loans other than the Discount
Mortgage Loans.

     "Non-Primary Residence Loans": The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the
Mortgage Loan Schedule.

     "Non-United States Person": Any Person other than a United States Person.

     "Nonrecoverable Advance": Any Advance previously made or proposed to be made by the Servicer in respect of a Mortgage Loan (other than a Deleted
Mortgage Loan) which, in the good faith judgment of the Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the
Servicer from related Late Collections, Insurance Proceeds, Liquidation
Proceeds, REO Proceeds or amounts reimbursable to the Servicer pursuant to
Section 4.02(a) hereof.

     "Nonsubserviced Mortgage Loan": Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

     "Notional Amount": As of any Distribution Date, and with respect to the
Class A-5 Certificates, the aggregate Certificate Principal Balance of all
Classes of Certificates immediately prior to such date.

     "Officers' Certificate": A certificate signed by the President, the Chief
Financial Officer, the Treasurer, any Vice President, the Secretary or any other officer specifically authorized by the board of directors of the Company or of the Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

     "Opinion of Counsel": A written opinion of counsel acceptable to the
Trustee and the Servicer, who may be counsel for the Company or the Servicer, provided that any opinion of counsel (i) referred to in the definition of
"Permitted Transferee" or (ii) relating to the qualification

                                      -15-

of the Trust Fund as a REMIC or compliance with the REMIC Provisions must, unless otherwise specified, be an opinion of Independent counsel.

     "Original Senior Percentage": [_____]%, which is the fraction, expressed as a percentage, the numerator of which is the aggregate Initial Certificate
Principal Balance of the Class A Certificates (other than the Class A-4
Certificates) and Class R Certificates and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans (other than the
Discount Fraction of the Discount Mortgage Loans).

     "Outstanding Mortgage Loan": As to any Due Date, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in Full,
Cash Liquidation or REO Disposition and which was not purchased, deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03 or 2.04.

     "Ownership Interest": As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the
Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

     "Pass-Through Rate": With respect to the Class A Certificates (other than the Class A-5 Certificates), Class M Certificates, Class B Certificates and
Class R Certificates and any Distribution Date, the per annum rate set forth in the Preliminary Statement hereto. With respect to the Class A-5 Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans in the Trust Fund as
of the Due Date in the month immediately preceding the month in which such
Distribution Date occurs, weighted on the basis of the respective Stated
Principal Balances of such Mortgage Loans, which Stated Principal Balances shall be the Stated Principal Balances of such Mortgage Loans at the close of business on the immediately preceding Distribution Date after giving effect to distributions thereon allocable to principal (or, in the case of the
Pass-Through Rate for the initial Distribution Date, at the close of business on the Cutoff Date). With respect to the Class A-5 Certificates and the initial
Distribution Date, the Pass-Through Rate is equal to [____]% per annum.

     "Paying Agent": [Name of Trustee] or any successor Paying Agent appointed by the Trustee.

     "Percentage Interest": With respect to any Certificate (other than a Class
A-5 or Class R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof divided by the aggregate Initial Certificate Principal Balance of all of the Certificates
of the same Class. With respect to a Class A-5 or Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such
Certificate.

     "Permitted Investments": One or more of the following:

          (i) obligations of or guaranteed as to principal and interest by the
     United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

                                      -16-

          (ii) repurchase agreements on obligations specified in clause (i)
     maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

          (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-l+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

          (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper shall have a remaining maturity of not more than
     30 days;

          (v) a money market fund or a qualified investment fund rated by each
     Rating Agency in its highest long-term rating available; and

          (vi) other obligations or securities that are acceptable to each
     Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such
     Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided, however, that no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall

                                      -17-

mean A-1 in the case of Standard & Poor's, P-1 in the case of Moody's and either
A-1 by Standard & Poor's, P-1 by Moody's or F-1 by Fitch in the case of Fitch.

     "Permitted Transferee": Any Transferee of a Class R Certificate, other than a Disqualified Organization or Non-United States Person.

     "Person": Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Pool Stated Principal Balance": As of any date of determination, the aggregate of the Stated Principal Balances of each Mortgage Loan that was an
Outstanding Mortgage Loan on the Due Date in the month preceding the month of such date of determination.

     ["Pool Strip Rate": With respect to each Mortgage Loan, the rate per annum designated on the Mortgage Loan Schedule for such Mortgage Loan. For purposes of the definition of Qualified Substitute Mortgage Loan, Pool Strip Rate is the
excess of the Net Mortgage Rate over [__]% per annum (but not less than 0.00%
per annum).]

     "Prepayment Assumption": A prepayment assumption of [____]% of the standard prepayment assumption, used for determining the accrual of original issue discount and market discount and premium on the Certificates for federal income tax purposes. The standard prepayment assumption assumes a constant rate of prepayment of mortgage loans of 0.2% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans, increasing by an additional 0.2% per annum in each succeeding month until the thirtieth month, and a constant 6% per annum rate of prepayment thereafter for the life of the mortgage loans.

     "Prepayment Distribution Percentage": With respect to any Distribution Date and each Class of Class M Certificates and Class B Certificates, under the applicable circumstances set forth below, the respective percentages set forth below:

          (i) For any Distribution Date on which the Class M Certificates are outstanding and prior to the later to occur of (x) the Distribution Date in
     [_______, 20_] and (y) the Distribution Date on which the Class B
     Percentage (before taking into account such month's distribution) equals or exceeds [____]%:

               (a) in the case of the Class M Certificates, 100%; and

               (b) in the case of the Class B Certificates, 0%.

          (ii) Notwithstanding the foregoing, if the application of the foregoing percentages on any Distribution Date as provided in Section 4.02
     (determined without regard to the proviso to the definition of "Subordinate
     Principal Distribution Amount") would result in a distribution in respect of principal of the Class M Certificates and Class B Certificates in an
     amount greater than the remaining Certificate Principal Balance thereof
     (any such class, a "Maturing Class"), then: (a) the Prepayment Distribution
     Percentage of each Maturing Class shall be reduced to a level that, when applied as described above,

                                      -18-

     would exactly reduce the Certificate Principal Balance of such Class to zero; (b) the Prepayment Distribution Percentage of the Class M
     Certificates (any such Class, a "NonMaturing Class") shall be recalculated in accordance with the provisions in paragraph (ii) above, as if the
     Certificate Principal Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the "Recalculated Percentage"); (c)
     the total amount of the reductions in the Prepayment Distribution
     Percentages of the Maturing Class pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the
     NonMaturing Class in proportion to their respective Recalculated
     Percentages (the portion of such aggregate reduction so allocated to any
     Non-Maturing Class, the "Adjustment Percentage"); and (d) for purposes of such Distribution Date, the Prepayment Distribution Percentage of each
     Non-Maturing Class shall be equal to the sum of (1) the Prepayment
     Distribution Percentage thereof, calculated in accordance with the provisions in paragraph (ii) above as if the Certificate Principal Balance of each Maturing Class had not been reduced to zero, plus (2) the related
     Adjustment Percentage.

     "Prepayment Distribution Trigger": The Class M Prepayment Distribution
Trigger or Class B Prepayment Distribution Trigger.

     "Prepayment Interest Shortfall": As to any Distribution Date and any
Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the related Prepayment
Period, an amount equal to the excess of one month's interest at the Net
Mortgage Rate on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net Mortgage Rate) paid by the Mortgagor for such Prepayment Period to the date of such Principal Prepayment in Full or (b) a
Curtailment during the prior calendar month, an amount equal to one month's interest at the Net Mortgage Rate on the amount of such Curtailment.

     "Prepayment Period": As to any Distribution Date, the calendar month preceding the month of distribution.

     "Primary Insurance Policy": Each primary policy of mortgage guaranty insurance or any replacement policy therefor referred to in Section 2.03(b)(iv)
and (v).

     "Principal Prepayment": Any payment of principal or other recovery on a
Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

     "Principal Prepayment in Full": Any Principal Prepayment made by a
Mortgagor of the entire principal balance of a Mortgage Loan.

     "Purchase Price": With respect to any Mortgage Loan (or REO Property)
required to be purchased on any date pursuant to Section 2.02, 2.03, 2.04 or
4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii)
unpaid accrued interest at the Adjusted Mortgage Rate (or at the Net Mortgage
Rate in the case of a purchase made by the Servicer) on the Stated Principal
Balance

                                      -19-

thereof to the first day of the month following the month of purchase from the
Due Date to which interest was last paid by the Mortgagor.

     "Qualified Substitute Mortgage Loan": A Mortgage Loan substituted by the
Seller or the Company for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the
Trustee, (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage
Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by the Seller, in the Custodial Account in the month of substitution); (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net
Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution; (iii) have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution; (iv)
have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan; (v) comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof; and (vi)
have a Pool Strip Rate equal to or greater than that of the Deleted Mortgage
Loan. Notwithstanding any other provisions herein, [(x) with respect to any
Qualified Substitute Mortgage Loan substituted for a Deleted Mortgage Loan which was a Discount Mortgage Loan, such Qualified Substitute Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount Fraction equal to the Discount Fraction of the Deleted Mortgage Loan and (y)] in the event that the Pool Strip Rate of any Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" is greater than the Pool Strip
Rate of the related Deleted Mortgage Loan (i) the Pool Strip Rate of such
Qualified Substitute Mortgage Loan shall be equal to the Pool Strip Rate of the related Deleted Mortgage Loan for purposes of calculating the Pass-Through Rate on the Class A-5 Certificates and (ii) the excess of the Pool Strip Rate on such
Qualified Substitute Mortgage Loan as calculated pursuant to the definition of
"Pool Strip Rate" over the Pool Strip Rate on the related Deleted Mortgage Loan shall be payable to the Class R Certificates pursuant to Section 4.02 hereof.

     "Rating Agency": [Fitch] [Standard & Poor's] [Moody's], with respect to the
Class [A] Certificates and Class [R] Certificates, [Fitch] [Standard & Poor's]
[Moody's] with respect to the Class [M] Certificates and Class [B] Certificates.
If any agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee and the
Servicer.

     "Realized Loss": With respect to each Mortgage Loan (or REO Property) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or
REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii)
interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the
Due Date as to which interest was last paid or advanced to Certificateholders up to the last day of the month in which the Cash Liquidation (or REO Disposition)
occurred on the Stated Principal Balance of such Mortgage Loan (or REO Property)
outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash
Liquidation (or REO Disposition)

                                      -20-

occurred, to the extent applied as recoveries of interest at the Net Mortgage
Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Servicer or any Subservicer with respect to related Advances or expenses as to which the Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed. With respect to each
Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the
Mortgage Loan as reduced by the Deficient Valuation. With respect to each
Mortgage Loan which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction.

     "Record Date": With respect to each Distribution Date, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

     "Regular Certificate": Any of the Certificates other than a Class R
Certificate.

     "REMIC": A "real estate mortgage investment conduit" within the meaning of
Section 860D of the Code. As used herein, the term "the REMIC" shall mean the
REMIC created under this Agreement.

     "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through
860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

     "REO Acquisition": The acquisition by the Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to
Section 3.14.

     "REO Disposition": As to any REO Property, a determination by the Servicer that it has received all Insurance Proceeds, Liquidation Proceeds, REO Proceeds
and other payments and recoveries (including proceeds of a final sale) which the
Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

     "REO Imputed Interest": As to any REO Property, for any period, an amount equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

     "REO Proceeds": Proceeds, net of expenses, received in respect of any REO
Property (including, without limitation, proceeds from the rental of the related
Mortgaged Property) which proceeds are required to be deposited into the
Custodial Account only upon the related REO Disposition.

     "REO Property": A Mortgaged Property acquired by the Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted
Mortgage Loan.

                                      -21-

     "Request for Release": A request for release, the forms of which are attached as Exhibit H hereto.

     "Required Insurance Policy": With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this
Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

     "Responsible Officer": When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice
President, any Vice President, any Assistant Vice President, any Assistant
Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

     "Responsible Party": [___________] in its capacity as Responsible Party under the Mortgage Loan Purchase Agreement.

     "Schedule of Discount Fractions": The schedule setting forth the Discount
Fractions with respect to the Discount Mortgage Loans, attached hereto as
Exhibit P.

     "Seller": Carrington Securities, LP a Delaware limited partnership, in its capacity as seller of the Mortgage Loans to the Company under the Mortgage Loan
Purchase Agreement, and any successor thereto.

     "Senior Accelerated Distribution Percentage": With respect to any
Distribution Date, the percentage indicated below:

                                          Senior Accelerated
Distribution Date                         Distribution Percentage
-----------------                         -----------------------
[____ 20__] through [_______, ____]       [____]%

[_______, ____] through [_______, ____]   Senior Percentage, plus [_]% of the
                                          difference between 100% and the Senior
                                          Percentage

[_______, ____] through [_______, ____]   Senior Percentage, plus [_]% of the
                                          difference between 100% and the Senior
                                          Percentage

[_______, ____] through [_______, ____]   Senior Percentage, plus [_]% of the
                                          difference between 100% and the Senior
                                          Percentage

[_______, ____] through [_______, ____]   Senior Percentage, plus [_]% of the
                                          difference between 100% and the Senior
                                          Percentage

[_______, ____] and thereafter            Senior Percentage;

                                      -22-

provided, however, (i) that any scheduled reduction to the Senior Accelerated
Distribution Percentage described above shall not occur as of any Distribution
Date unless either (a) (1) the outstanding principal balance of Mortgage Loans delinquent [__] days or more averaged over the last [__] months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last [__] months, does not exceed [__]% and (2) Realized Losses on the
Mortgage Loans to date for such Distribution Date if occurring during the
[__],[__], [__], [__] or [__] year (or any year thereafter) after the Delivery
Date are less than [__]%, [__]%, [__]%, [__]% and [__]%, respectively, of the sum of the Initial Certificate Principal Balances of the Class M Certificates
and Class B Certificates or (b) (1) the outstanding principal balance of the
Mortgage Loans delinquent [__] days or more averaged over the last [__] months, as a percentage of the aggregate outstanding principal balance of all Mortgage
Loans averaged over the last [__] months, does not exceed [__]% and (2) Realized
Losses on the Mortgage Loans to date for such Distribution Date are less than
[__]% of the sum of the Initial Certificate Principal Balances of the Class M
Certificates and Class B Certificates and (ii) that for any Distribution Date on which the Senior Percentage is greater than the original Senior Percentage, the
Senior Accelerated Distribution Percentage for such Distribution Date shall be
100%. Notwithstanding the foregoing, upon the reduction of the aggregate
Certificate Principal Balance of the Class A Certificates (other than the Class
A-4 Certificates) and Class R Certificates to zero, the Senior Accelerated
Distribution Percentage shall thereafter be 0%.

     "Senior Percentage": As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate
Certificate Principal Balance of the Class A (other than the Class A-4
Certificates) and Class R Certificates immediately prior to such Distribution
Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) [other than the related
Discount Fraction of each Discount Mortgage Loan)]immediately prior to such
Distribution Date.

     "Senior Principal Distribution Amount": As to any Distribution Date, the
lesser of (a) the balance of the Available Distribution Amount remaining after the distribution of all amounts required to be distributed pursuant to Section
4.02(a)(i) and (ii)(X) and (b) the sum of the amounts required to be distributed to the Class A (other than the Class A-4 Certificateholders) and Class R
Certificateholders on such Distribution Date pursuant to Section 4.02(a)(ii),
(xvi) and (xvii).

     "Servicing Accounts": The account or accounts created and maintained pursuant to Section 3.08.

     "Servicing Advances": All customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Sections 3.01, 3.08, 3.12(a) and 3.14.

     "Servicing Fee": With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Servicer in respect of master servicing compensation that accrues at Servicing Fee Rate on the Stated Principal Balance
of such Mortgage Loan as of the related Due Date, as may be adjusted with respect to successor Servicers as provided in Section 7.02.

                                      -23-

     "Servicing Fee Rate": [___]% per annum for each Due Period.

     "Servicing Officer": Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Servicer, as such list may from time to time be amended.

     "Special Hazard Amount": As of any Distribution Date, an amount equal to
$[___] minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the Adjustment
Amount shall be calculated and shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) [the greater of (i) the product of [__]% multiplied by the outstanding principal balance of all the Mortgage Loans on the Distribution Date immediately preceding such anniversary times a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans secured by Mortgaged
Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution
Date) of all the Mortgage Loans, expressed as a percentage, and the denominator of which is equal to [__]% (which percentage is equal to the percentage of
Mortgage Loans initially secured by Mortgaged Properties located in the State of
California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the largest Mortgage Loan secured by a Mortgaged Property located in the State of California, and (B) the lesser of
(i) the product of the Special Hazard Percentage for such anniversary and the outstanding principal balance of all the Mortgage Loans on the Distribution Date immediately preceding such anniversary, (ii) twice the outstanding principal balance of the Mortgage Loan in the Trust Fund which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary and (iii) an amount calculated by the Servicer and approved by each
Rating Agency, which amount shall not be less than $[___].]

     The Special Hazard Amount may be further reduced by the Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Servicer shall (i) obtain written confirmation from each
Rating Agency that such reduction shall not reduce the rating assigned to any
Class of Certificates by such Rating Agency below the lower of the then-current rating and the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the
Trustee.

     "Special Hazard Loss": Any Realized Loss not in excess of the cost of the lesser of repair and replacement of a Mortgaged Property suffered by such
Mortgaged Property on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

     "Special Hazard Percentage": As of each anniversary of the Cut-off Date, the greater of (i) [___]% and (ii) the largest percentage obtained by dividing the aggregate outstanding principal

                                      -24-

balance (as of the immediately preceding Distribution Date) of the Mortgage
Loans secured by Mortgaged Properties located in a single, five-digit zip code area in the State of California by the outstanding principal balance of all of the Mortgage Loans as of the immediately preceding Distribution Date.

     "Standard & Poor's": Standard & Poor's Ratings Group, a division of
McGraw-Hill, Inc., or its successor in interest.

     "Stated Principal Balance": With respect to any Mortgage Loan or related
REO Property, at any given time, (i) the Cut-off Date Principal Balance of the
Mortgage Loan, minus (ii) the sum of (a) the principal portion of the Monthly
Payments due with respect to such (Mortgage Loan or REO Property during each Due
Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds,
Liquidation Proceeds and REO Proceeds, to the extent applied by the Servicer as recoveries of principal in accordance with Section 3.14 with respect to such
Mortgage Loan or REO Property, in each case which were distributed pursuant to
Section 4.02 on any previous Distribution Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous
Distribution Date.

     "Startup Day": With respect to the REMIC, the day designated as such pursuant to Section 10.1(b).

     "Subordinate Principal Distribution Amount": With respect to any
Distribution Date and each Class of Class M Certificates and Class B
Certificates, (a) the sum of (i) the product of (x) the related Class M
Percentage or Class B Percentage, as applicable, and (y) the aggregate of the amounts calculated for such Distribution Date under clauses (1), (2) and (3) of
Section 4.02(a)(ii) (Y)(A) without giving effect to the Senior Percentage, (ii)
such Class's pro rata share, based on the Certificate Principal Balance of each
Class of Class M Certificates and Class B Certificates then outstanding, of the principal collections described in Section 4.02(a)(ii)(Y)(B) to the extent such collections are not otherwise distributed to the Senior Certificates, (iii) the product of (x) the related Prepayment Distribution Percentage, (y) 100% minus the Senior Accelerated Distribution Percentage and (z) the aggregate of all
Principal Prepayments in Full and Curtailments received in the related
Prepayment Period (other than the Discount Fraction of the Discount Mortgage
Loans), (iv) if such Class is the most senior Class of Certificates then outstanding (as established in Section 4.05 hereof), any Excess Subordinate
Principal Amount for such Distribution Date and (v) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a subordinate Class of Class M or Class B Certificates minus (b) any Excess Subordinate Principal Amount not payable to such Class on such Distribution Date pursuant to the definition thereof; provided, however, that such amount shall in no event exceed the outstanding Certificate Principal Balance of such Class of Certificates immediately prior to such date.

     "Subserviced Mortgage Loan": Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

                                      -25-

     "Subservicer": Any Person with whom the Servicer has entered into a
Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Servicer.

     "Subservicer Advance": Any delinquent installment of principal and interest on a Mortgage Loan which is advanced by the related Subservicer (net of its
Subservicing Fee) pursuant to the Subservicing Agreement.

     "Subservicing Account": An account established by a Subservicer in accordance with Section 3.08.

     "Subservicing Agreement": The written contract between the Servicer and any
Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Servicer and the Company.

     "Subservicing Fee": As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the
Servicer) in respect of subservicing and other compensation that accrues at an annual rate equal to the excess of the Mortgage Rate borne by the related
Mortgage Note over the rate per annum designated on the Mortgage Loan Schedule for such Mortgage Loan.

     "Tax Returns": The federal income tax return on Internal Revenue Service
Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return,
including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of
REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the Trust Fund due to its classification as a REMIC under the REMIC
Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the
Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

     "Transfer": Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

     "Transferee": Any Person who is acquiring by Transfer any Ownership
Interest in a Certificate.

     "Transferor": Any Person who is disposing by Transfer of any ownership
Interest in a Certificate.

     "Trust Fund": The segregated pool of assets, with respect to which a REMIC election is to be made, consisting of:

          (i) the Mortgage Loans and the related Mortgage Files.

          (ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust
     Fund.

                                      -26-

          (iii) property which secured a Mortgage Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure, and

          (iv) the hazard insurance policies and Primary Insurance Policies, if any, and certain proceeds thereof.

     "Trustee Fee": The amount payable to the Trustee on each Distribution Date pursuant to Section 8.05 as compensation for all services rendered by it in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties of the Trustee hereunder, which amount shall equal the
Trustee Fee Rate accrued for one month on the aggregate Stated Principal Balance of the Mortgage Loans and any REO Properties as of the first day of the related
Due Period (or, in the case of the initial Distribution Date, as of the Cut-off
Date), calculated on the basis of a 360-day year consisting of twelve 30-day months.

     "Trustee Fee Rate": [___] per annum.

     "Uncertificated Accrued Interest": With respect to each Distribution Date, as to each Uncertificated REMIC Regular Interest, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof on each such uncertificated interest, if the
Pass-Through Rate on such uncertificated interest were equal to the related
Uncertificated Pass-Through Rate and the notional amount of such uncertificated interest were equal to the related Uncertificated Notional Amount. Any reduction in the amount of Accrued Certificate Interest resulting from the allocation of
Prepayment Interest Shortfalls, Realized Losses or other amounts to the Class
A-5 Certificateholders pursuant to Section 4.05 shall be allocated to the
Uncertificated REMIC Regular Interests pro rata in accordance with the amount of interest accrued with respect to each related Uncertificated Notional Amount and such Distribution Date.

     "Uncertificated Notional Amount": With respect to each Uncertificated REMIC
Regular Interest, the aggregate Stated Principal Balance of the related Mortgage
Loan.

     "Uncertificated Pass-Through Rate": With respect to each Uncertificated
REMIC Regular Interest, the related Uncertificated REMIC Regular Interest Pool
Strip Rate.

     "Uncertificated REMIC Regular Interest Pool Strip Rate": With respect to each Uncertificated REMIC Regular Interest, the Pool Strip Rate for the related
Mortgage Loan.

     "Uncertificated REMIC Regular Interests": The uncertificated partial undivided beneficial ownership interests in the Trust Fund, each relating to a particular Mortgage Loan, each having no principal balance and each bearing interest at the respective Uncertificated Pass-Through Rate on the respective
Uncertificated Notional Amount.

     "Uncertificated REMIC Regular Interests Distribution Amounts": With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the
Uncertificated REMIC Regular Interests for such Distribution Date pursuant to
Section 4.08(a).

     "Uninsured Cause": Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

                                      -27-

     "United States Person": A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

     "Voting Rights": The portion of the voting rights of all of the
Certificates which is allocated to any Certificate. [__]% of all of the Voting
Rights shall be allocated among Holders of Certificates, respectively, other than the Class A-5 and Class R Certificates, in proportion to the outstanding
Certificate Principal Balances of their respective Certificates; and the Holders of the Class A-5 and Class R Certificates shall be entitled to [__]% and [__]%
of all of the Voting Rights, respectively, allocated among the Certificates of each such Class in accordance with their respective Percentage Interests.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                        ORIGINAL ISSUANCE OF CERTIFICATES

     SECTION 2.01 Conveyance of Mortgage Loans. (a) The Company, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Company in and to the
Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date) except for scheduled payments due on [______, 20__], with respect to which the Servicer made a deposit pursuant to Section 2.01(f).

     (b) In connection with such assignment, except as set forth in Section
2.01(c) below, the Company does hereby deliver to, and deposit with, the
Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments
(or copies thereof as permitted by this Section) with respect to each Mortgage
Loan so assigned:

          (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the Responsible Party or Seller stating that the original Mortgage
     Note was lost, misplaced or destroyed, together with a copy of the related
     Mortgage Note;

          (ii) The original Mortgage with evidence of recording indicated
     thereon or [a copy] [copies] of the Mortgage certified by the public recording office in which such Mortgage [has] [have] been recorded;

          (iii) An original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment certified by the public recording office in which such assignment has been recorded;

                                      -28-

          (iv) The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the
     Person assigning it to the Trustee or a copy of such assignment or assignments of the Mortgage certified by the public recording office in which such assignment or assignments have been recorded; and

          (v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement certified by the public recording office in which such document has been recorded.

     (c) The Company may, in lieu of delivering the documents set forth in
Section 2.01(b)(iv) and (v) to the Trustee or the Custodian or Custodians,
deliver such documents to the Servicer, and the Servicer shall hold such documents in trust for the use and benefit of all present and future
Certificateholders until such time as is set forth below. Within ten Business
Days following the earlier of (i) the receipt of the original of each of the documents or instruments set forth in Section 2.01(b)(iv) and (v) (or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Servicer, the Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

     On the Closing Date, the Servicer shall certify that it has in its possession an original or copy of each of the documents referred to in Section
2.01(b)(iv) and (v) which has been delivered to it by the Company. Every six months after the Closing Date, for so long as the Servicer is holding documents pursuant to this Section 2.01(c), the Servicer shall deliver to (i) Moody's, if it is one of the Rating Agencies, (ii) Standard & Poor's if it is one of the
Rating Agencies, (iii) the Trustee and (iv) each Custodian a report setting forth the status of the documents which it is holding.

     (d) In the event that in connection with any Mortgage Loan the Company cannot deliver the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof certified by the public recording office) with evidence of recording thereon concurrently with the execution and delivery of this Agreement solely because of a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement, as the case may be, has been delivered for recordation, the Company shall deliver or cause to be delivered to the
Trustee or the respective Custodian a true and correct photocopy of such
Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

     The Company shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause (iii) of
Section 2.01(b), except in states where, in the opinion of counsel acceptable to the Trustee and the Servicer, such recording is not required to protect the
Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Company or the originator of such Mortgage Loan. If any Assignment is lost or returned unrecorded to the
Company because of any defect therein, the Company shall prepare a substitute
Assignment or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance with this paragraph. The Company shall promptly

                                      -29-

deliver or cause to be delivered to the Trustee or the respective Custodian such
Mortgage or assignment (or copy thereof certified by the public recording office) with evidence of recording indicated thereon upon receipt thereof from the public recording office or from the related Subservicer.

     Any of the items set forth in Section 2.01(b) that may be delivered as a copy rather than the original may be delivered in microfiche form.

     (e) It is intended that the conveyances by the Company to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be construed as a sale by the Company to the Trustee of the Mortgage Loans for the benefit of the
Certificateholders. Further, it is not intended that any such conveyance be deemed to be a pledge of the Mortgage Loans by the Company to the Trustee to
secure a debt or other obligation of the Company. However, in the event that the
Mortgage Loans are held to be property of the Company or Seller, or if for any reason this Agreement is held or deemed to create a security interest in the
Mortgage Loans, then it is intended that (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New
York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in Section 2.01 shall be deemed to be (1) a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the
Mortgage Loans, including the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B)
all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof and (C) any and all general intangibles consisting of, arising from or relating to any of the foregoing, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Company to the Trustee of any security interest in any and all of the
Seller' right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B) and (C) granted by Seller to the Company pursuant to the Mortgage Loan Purchase Agreement; (c) the possession by the Trustee, the
Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Delaware Uniform
Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Section 9-305, 8-313 or 8-321 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law.

     The Company and, at the Company's direction, the Seller and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, Uncertificated REMIC Regular
Interests and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law

                                      -30-

and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Company, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the
Mortgage Loans as evidenced by an Officer's Certificate of the Company, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of the Seller, the
Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of location of the place of business or the chief executive office of the Seller or the Company, (3) any transfer of any interest of the Seller or the Company in any Mortgage Loan or (4) any transfer of any interest of the Seller or the
Company in any Uncertificated REMIC Regular Interest.

     (f) The Servicer hereby acknowledges the receipt by it of cash in an amount equal to $[_________] (the "Initial Monthly Payment Fund"), representing scheduled principal amortization and interest at the Net Mortgage Rate for the
Due Date in [________, 20__], for those Mortgage Loans for which the Trustee will not be entitled to receive such payment. The Servicer shall hold such
Initial Monthly Payment Fund in the Custodial Account and shall include such
Initial Monthly Payment Fund in the Available Distribution Amount for the
Distribution Date in [________, 20__]. Notwithstanding anything herein to the contrary, the Initial Monthly Payment Fund shall not be an asset of the REMIC.
To the extent that the Initial Monthly Payment Fund constitutes a reserve fund for federal income tax purposes, (1) it shall be an outside reserve fund and not an asset of the REMIC, (2) it shall be owned by the Seller and (3) amounts transferred by the REMIC to the Initial Monthly Payment Fund shall be treated as transferred to the Seller or any successor, all within the meaning of Section
1.860G-2(h) of the Treasury Regulations.

     SECTION 2.02 Acceptance by Trustee. The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(b)(i) through (iii) above (except that for purposes of such acknowledgment only, a Mortgage Note may be endorsed in blank and an Assignment of Mortgage may be in blank) and declares that it, or a
Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a
Custodian as its agent, in trust for the use and benefit of all present and future Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of
Certificateholders, to review each Mortgage File delivered to it pursuant to
Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it. Upon delivery of the Mortgage Files by the Company or the
Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage
Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section
2.01(c) above. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees to review each Mortgage File delivered to it pursuant to Section 2.01(c) within 45 days after receipt thereof to ascertain that all documents

                                      -31-

required to be delivered pursuant to such Section have been received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan
Schedule, as supplemented, that have been conveyed to it.

     If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, the Trustee shall promptly so notify the Servicer and the
Company. Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Servicer, the Company and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it. The Servicer shall promptly notify the related Subservicer or Seller of such omission or defect and request that such Subservicer or Seller correct or cure such omission or defect within 60 days from the date the Servicer was notified of such omission or defect and, if such Subservicer or Seller does not correct or cure such omission or defect within such period, that such Subservicer or Seller purchase such
Mortgage Loan from the Trust Fund at its Purchase Price, in either case within
90 days from the date the Servicer was notified of such omission or defect. The
Purchase Price for any such Mortgage Loan, whether purchased by the Seller or the Subservicer, shall be deposited or caused to be deposited by the Servicer in the Custodial Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a
Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Servicer, in each case without recourse, as shall be necessary to vest in the Seller or its designee or the Subservicer or its designee, as the case may be, any
Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. It is understood and agreed that the obligation of the Seller or the Subservicer, as the case may be, to so cure or purchase any
Mortgage Loan as to which a material defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of
Certificateholders.

     SECTION 2.03 Representations, Warranties and Covenants of the Servicer and
the Company. (a) The Servicer hereby represents and warrants to the Trustee for the benefit of Certificateholders that:

          (i) The Servicer is a [corporation] duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any
     Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this
     Agreement;

          (ii) The execution and delivery of this Agreement by the Servicer and its performance and compliance with the terms of this Agreement will not violate the Servicer's Certificate of [Incorporation] or Bylaws or
     constitute a default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Servicer is a party or which may be applicable to the Servicer or any of its assets;

          (iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Company, constitutes a valid, legal and binding obligation of the Servicer,

                                      -32-

     enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

          (iv) The Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any Federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition
     (financial or other) or operations of the Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

          (v) No litigation is pending or, to the best of the Servicer's knowledge, threatened against the Servicer which would prohibit its entering into this Agreement or performing its obligations under this
     Agreement;

          (vi) The Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

          (vii) No information, certificate of an officer, statement furnished in writing or report delivered to the Company, any Affiliate of the Company or the Trustee by the Servicer will, to the knowledge of the Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading; and

          (viii) The Servicer has examined each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Servicer and any new
     Subservicing Agreements will comply with the provisions of Section 3.02.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

     Upon discovery by either the Company, the Servicer, the Trustee or any
Custodian of a breach of any representation or warranty set forth in this
Section 2.03(a) which materially and adversely affects the interests of the
Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the
Trust Fund at the Purchase Price and in the manner set forth in Section 2.02.
The obligation of the Servicer to cure such breach or to so purchase such
Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the
Certificateholders or the Trustee on behalf of the Certificateholders.

     SECTION 2.04 Repurchase or Substitution of Mortgage Loans by the
Responsible Party or Seller. (a) Upon discovery or receipt of notice of any materially defective document in, or

                                      -33-

that a document is missing from, a Mortgage File or of the breach by the
Responsible Party or the Seller of any representation, warranty or covenant under the Mortgage Loan Purchase Agreement in respect of any Mortgage Loan that materially adversely affects the value of such Mortgage Loan or the interest therein of the Certificateholders, the Trustee shall promptly notify the Seller, the Responsible Party and the Servicer of such defect, missing document or breach and request that the Responsible Party or the Seller, as applicable, deliver such missing document or cure such defect or breach within 60 days from the date the Responsible Party or the Seller, as applicable, was notified of such missing document, defect or breach, and if the Responsible Party or the
Seller, as applicable, does not deliver such missing document or cure such defect or breach in all material respects during such period, the Trustee shall enforce the obligations of the Responsible Party or the Seller, as applicable, under the Mortgage Loan Purchase Agreement to repurchase such Mortgage Loan from the REMIC at the Purchase Price within 90 days after the date on which the
Responsible Party or the Seller, as applicable, was notified (subject to Section
2.03(b)(iii)) of such missing document, defect or breach, if and to the extent that the Responsible Party or the Seller is obligated to do so under the
Mortgage Loan Purchase Agreement. The Purchase Price for the repurchased
Mortgage Loan shall be remitted to the Servicer for deposit in the Custodial
Account and the Trustee, upon receipt of written certification from the Servicer of such deposit, shall release to the Responsible Party or the Seller, as applicable, the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Responsible Party or the Seller, as applicable, shall furnish to it and as shall be necessary to vest in the Responsible Party or the Seller, as applicable, any Mortgage Loan released pursuant hereto. The Trustee shall not have any further responsibility with regard to such Mortgage File. In lieu of repurchasing any such Mortgage Loan as provided above, if so provided in the
Mortgage Loan Purchase Agreement, the Responsible Party or the Seller, as
applicable, may cause such Mortgage Loan to be removed from the REMIC (in which case it shall become a Deleted Mortgage Loan) and substitute one or more
Qualified Substitute Mortgage Loans in the manner and subject to the limitations set forth in Section 2.03(b). It is understood and agreed that the obligation of the Responsible Party and the Seller to cure or to repurchase (or to substitute for) any Mortgage Loan as to which a document is missing, a material defect in a constituent document exists or as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such omission, defect or breach available to the Trustee and the Certificateholders.

          (b) Any substitution of Qualified Substitute Mortgage Loans for
     Deleted Mortgage Loans made pursuant to Section 2.03(b) (i) must be effected prior to the date which is two years after the Startup Day for the
     REMIC.

     As to any Deleted Mortgage Loan for which the Responsible Party or the
Seller substitutes a Qualified Substitute Mortgage Loan or Loans, such substitution shall be effected by the Responsible Party or the Seller, as applicable, delivering to the Trustee, for such Qualified Substitute Mortgage
Loan or Loans, the Mortgage Note, the Mortgage, the Assignment to the Trustee,
and such other documents and agreements, with all necessary endorsements thereon, as are required by Section 2.1, together with an Officers' Certificate providing that each such Qualified Substitute Mortgage Loan satisfies the definition thereof and specifying the Substitution Shortfall Amount (as described below), if any, in connection with such substitution. The Trustee shall acknowledge receipt for such Qualified Substitute Mortgage Loan or Loans and, within ten Business Days thereafter, shall review such documents as specified in Section 2.2 and deliver to the Depositor and the Servicer, with respect to such Qualified Substitute Mortgage Loan or Loans, a

                                      -34-

certification substantially in the form attached hereto as Exhibit One, with any applicable exceptions noted thereon. Within one year of the date of substitution, the Trustee shall deliver to the Depositor and the Servicer a certification substantially in the form of Exhibit Two hereto with respect to such Qualified Substitute Mortgage Loan or Loans, with any applicable exceptions noted thereon. Monthly Payments due with respect to Qualified Substitute
Mortgage Loans in the month of substitution are not part of the REMIC and will be retained by the Responsible Party or the Seller, as applicable. For the month of substitution, distributions to Certificateholders will reflect the Monthly
Payment due on such Deleted Mortgage Loan on or before the Due Date in the month of substitution, and the Responsible Party or the Seller, as applicable, shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. The Depositor shall give or cause to be given written notice to the Certificateholders that such substitution has taken place, shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted
Mortgage Loan from the terms of this Agreement and the substitution of the
Qualified Substitute Mortgage Loan or Loans and shall deliver a copy of such amended Mortgage Loan Schedule to the Trustee. Upon such substitution, such
Qualified Substitute Mortgage Loan or Loans shall constitute Mortgage Loans and shall be subject in all respects to the terms of this Agreement and the Mortgage
Loan Purchase Agreement, including, all applicable representations and warranties thereof included in the Mortgage Loan Purchase Agreement.

     For any month in which the Responsible Party or the Seller, as applicable, substitutes one or more Qualified Substitute Mortgage Loans for one or more
Deleted Mortgage Loans, the Servicer will determine the amount (the
"Substitution Shortfall Amount"), if any, by which the aggregate Purchase Price of all such Deleted Mortgage Loans exceeds the aggregate of, as to each such
Qualified Substitute Mortgage Loan, the Stated Principal Balance thereof as of the date of substitution, together with one month's interest on such Stated
Principal Balance at the applicable Net Mortgage Rate, plus all outstanding
Advances and Servicing Advances (including Nonrecoverable Advances) related thereto. On the date of such substitution, the Responsible Party or the Seller, as applicable, will deliver or cause to be delivered to the Servicer for deposit in the Custodial Account an amount equal to the Substitution Shortfall Amount, if any, and the Trustee, upon receipt of the related Qualified Substitute
Mortgage Loan or Loans and certification by the Servicer of such deposit, shall release to the Responsible Party or the Seller, as applicable, the related
Mortgage File or Files and the Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, the
Responsible Party or the Seller, as applicable, shall deliver to it and as shall be necessary to vest therein any Deleted Mortgage Loan released pursuant hereto.

     In addition, the Responsible Party or the Seller, as applicable, shall obtain at its own expense and deliver to the Trustee an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the REMIC, including without limitation, any federal tax imposed on
"prohibited transactions" under Section 860F(a)(1) of the Code or on
"contributions after the startup date" under Section 860G(d)(1) of the Code, or
(b) the REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding.

     (c) Upon discovery by the Depositor, the Servicer or the Trustee that any
Mortgage Loan does not constitute a "qualified mortgage" within the meaning of
Section 860G(a)(3) of the Code, the party discovering such fact shall within two
Business Days give written notice thereof to the other parties. In connection therewith, the Responsible Party shall repurchase or, subject to the

                                      -35-

limitations set forth in Section 2.03(b)(ii), substitute one or more Qualified
Substitute Mortgage Loans for the affected Mortgage Loan within 90 days of the earlier of discovery or receipt of such notice with respect to such affected
Mortgage Loan. Any such repurchase or substitution shall be made in the same manner as set forth in Section 2.03(b)(i). The Trustee shall reconvey to the
Responsible Party the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty.

     SECTION 2.05 Execution and Authentication of Certificates. The Trustee
acknowledges the assignment to it of the Mortgage Loans and the delivery of the
Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the
Trust Fund, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Company executed by an officer of the Company has executed and caused to be authenticated and delivered to or upon the order of the Company the
Certificates in authorized denominations which evidence ownership of the entire
Trust Fund.

                                   ARTICLE III

                         ADMINISTRATION AND SERVICING OF
                                 MORTGAGE LOANS

     SECTION 3.01 Servicer to Act as Servicer. (a) The Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or rerecording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the
Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the completion of judicial or non-judicial foreclosure, the conveyance of a
Mortgaged Property to an Insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged
Properties. Notwithstanding the foregoing, subject to Section 3.07(a), the
Servicer shall not permit any modification with respect to any Mortgage Loan that would constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal
Prepayment in Full pursuant to Section 3.13(d) hereof) and cause the REMIC to fail to qualify as such under the Code. The

                                      -36-

Trustee shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to service and administer the Mortgage Loans. In servicing and administering any Nonsubserviced
Mortgage Loan, the Servicer shall, to the extent not inconsistent with this
Agreement, comply with the Program Guide as if it were the originator of such
Mortgage Loan and had retained the servicing rights and obligations in respect thereof.

     (b) All costs incurred by the Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the
Mortgage Loans shall not, for the purpose of calculating monthly distributions to Certificateholders, be added to the amount owing under the related Mortgage
Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

     (c) The Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Servicer of amounts received by the Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Servicer hereunder.

     SECTION 3.02 Subservicing Agreements Between Servicer and Subservicers;
Enforcement of Subservicers' and Sellers' Obligations. (a) The Servicer may
enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer of a
Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Servicer in respect of such Mortgage
Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Servicer in servicing the
Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required or permitted by the Program Guide and are not inconsistent with this Agreement and as the Servicer and the Subservicer have agreed. A representative form of Subservicing Agreement is attached to this
Agreement as Exhibit G. With the approval of the Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such
Subservicer will remain obligated under the related Subservicing Agreement. The
Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program
Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Servicer to modify or enter into different
Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders.

     (b) As part of its servicing activities hereunder, the Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related
Subservicing Agreement and of each Seller under the related Mortgage Loan
Purchase Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the

                                      -37-

obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section 2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing
Agreements or Mortgage Loan Purchase Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

     SECTION 3.03 Successor Subservicers. The Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Servicer or the Subservicer, the Servicer
shall either act as servicer of the related Mortgage Loan or enter into a
Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Servicer enters into a
Subservicing Agreement with a successor Subservicer, the Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

     SECTION 3.04 Liability of the Servicer. Notwithstanding any Subservicing
Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and liable to the Trustee and Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing
Agreements or arrangements or by virtue of indemnification from the Subservicer or the Company and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans. The
Servicer shall be entitled to enter into any agreement with a Subservicer or
Seller for indemnification of the Servicer and nothing contained in this
Agreement shall be deemed to limit or modify such indemnification.

     SECTION 3.05 No Contractual Relationship Between Subservicer and Trustee or
Certificateholders. Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a
Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Servicer alone and the Trustee and
Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section
2.02 hereof.

                                      -38-

     SECTION 3.06 Assumption or Termination of Subservicing Agreements by
Trustee. (a) In the event the Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the
Trustee shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

     (b) The Servicer shall, upon request of the Trustee but at the expense of the Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing
Agreement to the assuming party.

     SECTION 3.07 Collection of Certain Mortgage Loan Payments; Deposits to
Custodial Account. (a) The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities.
Consistent with the foregoing, the Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide, provided, however, that the Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary Insurance Policy or materially adversely affect the lien of the related Mortgage. Consistent with the terms of this Agreement, the Servicer may also waive, modify or vary any term of any
Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders, provided, however, that the Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest
(unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Servicer, such default is reasonably foreseeable.

     (b) The Servicer shall establish and maintain a Custodial Account in which the Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

                                      -39-

          (i) All payments on account of principal, including Principal
     Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

          (ii) All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans, and the interest component of any Subservicer
     Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

          (iii) Insurance Proceeds and Liquidation Proceeds (net of any related expenses of the Subservicer);

          (iv) All proceeds of any Mortgage Loans purchased pursuant to Section
     2.02, 2.03, 2.04 or 4.07 and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04;

          (v) Any amounts required to be deposited pursuant to Section 2.01(f),
     3.07(c) or 3.21; and

          (vi) All amounts transferred from the Certificate Account to the
     Custodial Account in accordance with Section 4.02(a).

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust
Fund (consisting of payments in respect of principal and interest on the
Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Servicer may at any time withdraw such amount from the Custodial
Account, any provision herein to the contrary notwithstanding. The Custodial
Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

     With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and
the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02,
2.03, 2.04 and 4.07 received in any calendar month, the Servicer may elect to treat such amounts as included in the Available Distribution Amount for the
Distribution Date in the month of receipt, but is not obligated to do so. If the
Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

     (c) The Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans

                                      -40-

in Permitted Investments which shall mature not later than the Certificate
Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Servicer out of its own funds immediately as realized.

     (d) The Servicer shall give notice to the Trustee and the Company of any change in the location of the Custodial Account and the location of the
Certificate Account prior to the use thereof.

     SECTION 3.08 Subservicing Accounts; Servicing Accounts. (a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing
Agreement, the Servicer shall cause the Subservicer, pursuant to the
Subservicing Agreement, to establish and maintain one or more Subservicing
Accounts which shall be an Eligible Account or, if such account is not an
Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Servicer and each Rating Agency. The
Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an
Eligible Account, the Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees. On or before the date specified in the Program Guide, but in no event later than the Determination
Date, the Servicer shall cause the Subservicer, pursuant to the Subservicing
Agreement, to remit to the Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Servicer.
The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any
Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related
Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust
Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Servicer shall be deposited promptly by it in the Custodial Account.

     (b) The Subservicer may also be required, pursuant to the Subservicing
Agreement, to remit to the Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate on any Curtailment received by such
Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month.
Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections
3.10(a)(iv) and (v).

                                      -41-

     (c) In addition to the Custodial Account and the Certificate Account, the
Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the
Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the
Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each
Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums,
Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance
Policy) and 3.12(a) (with respect to hazard insurance), to refund to any
Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

     (d) The Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the
Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the
Servicer, will be recoverable by the Servicer out of Insurance Proceeds,
Liquidation Proceeds or otherwise.

     SECTION 3.09 Access to Certain Documentation and Information Regarding the
Mortgage Loans. In the event that compliance with this Section 3.09 shall make any Class of Certificates legal for investment by federally insured savings and loan associations, the Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the
supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift
Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the
Servicer. The Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Servicer.

     SECTION 3.10 Permitted Withdrawals from the Custodial Account. (a) The
Servicer may, from time to time as provided herein, make withdrawals from the
Custodial Account of amounts on deposit therein pursuant to Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

          (i) to make deposits into the Certificate Account in the amounts and in the manner provided for in Section 4.01;

          (ii) to reimburse itself or the related Subservicer for previously unreimbursed advances or expenses made pursuant to Sections 3.01, 3.08,
     3.11, 3.12(a), 3.14 and 4.04 or

                                      -42-

     otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on particular Mortgage
     Loans (including, for this purpose, REO Proceeds, Insurance Proceeds,
     Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04 or 4.07) which represent (A) Late
     Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and (B)
     late recoveries of the payments for which such advances were made in the case of Servicing Advances;

          (iii) to pay to itself or the related Subservicer (if not previously retained by such Subservicer) out of each payment received by the Servicer on account of interest on a Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing
     Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at the Net Mortgage Rate on the amount specified in the amortization schedule of the related
     Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

          (iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds deposited in the Custodial
     Account that it is entitled to withdraw pursuant to Section 3.07(c);

          (v) to pay to itself as additional servicing compensation any
     Foreclosure Profits, and any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b);

          (vi) to pay to itself, a Subservicer, a Seller, the Company or any other appropriate Person, as the case may be, with respect to each Mortgage
     Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to
     Certificateholders as of the date on which the related Stated Principal
     Balance or Purchase Price is determined;

          (vii) to reimburse itself or the related Subservicer for any
     Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below or any Advance reimbursable to the Servicer pursuant to Section 4.02 (a) (iii);

          (viii) to reimburse itself or the Company for expenses incurred by and reimbursable to it or the Company pursuant to Section 3.13, 3.14(c), 6.03,
     10.01 or otherwise;

          (ix) to reimburse itself for amounts expended by it (a) pursuant to
     Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

          (x) to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.07.

                                      -43-

     Since, in connection with withdrawals pursuant to clauses (ii), (iii), (v)
and (vi), the Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

     Notwithstanding any other provision of this Agreement, the Servicer shall be entitled to reimburse itself or the related Subservicer for (i) any advance made in respect of a Mortgage Loan that the Servicer determines to be a
Nonrecoverable Advance and (ii) any previously unreimbursed advances or expenses made pursuant to Section 3.01, 3.08, 3.11, 3.12 or 3.14 or otherwise reimbursable pursuant to the terms of this Agreement that the Servicer determines to be otherwise nonrecoverable, by withdrawal from the Custodial
Account of amounts on deposit therein attributable to the Mortgage Loans on any
Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance on any such
Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such advance previously paid to Certificateholders (and not theretofore reimbursed to the Servicer or the related Subservicer).

     (b) The Trustee shall, from time to time, make withdrawals from the
Distribution Account, for any of the following purposes, without priority:

               (i) to make distributions to Certificateholders in accordance with Section 4.02;

               (ii) to pay to itself amounts to which it is entitled pursuant to
          Section 8.05 or for Extraordinary Trust Fund Expenses;

               (iii) to reimburse itself pursuant to Section 7.02;

               (iv) to pay any amounts in respect of taxes pursuant to Section
          10.01(g)(iii); and

               (v) to clear and terminate the Certificate Account pursuant to
          Section 9.01.

     SECTION 3.11 Maintenance of the Primary Insurance Policies; Collections
Thereunder. (a) The Servicer shall not take, or permit any Subservicer to take, any action which would result in non-coverage under any applicable Primary
Insurance Policy of any loss which, but for the actions of the Servicer or
Subservicer, would have been covered thereunder. To the extent coverage is available, the Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related
Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the
Appraised Value in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Company had knowledge of such Primary
Insurance Policy. In the event that the Company gains knowledge that as of the
Closing Date, a Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 80% and is not the subject of a Primary Insurance Policy (and was not included in any exception to the representation in Section 2.03(b)(iv)) and that such Mortgage Loan has a current Loan-to-Value

                                      -44-

Ratio in excess of 80% then the Servicer shall use its reasonable efforts to obtain and maintain a Primary Insurance Policy to the extent that such a policy is obtainable at a reasonable price. The Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage
Loan, or consent to any Subservicer canceling or refusing to renew any such
Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance
Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the
Closing Date by such Rating Agency.

     (b) In connection with its activities as administrator and servicer of the
Mortgage Loans, the Servicer agrees to present or to cause the related
Subservicer to present, on behalf of the Servicer, the Subservicer, if any, the
Trustee and Certificateholders, claims to the Insurer under any Primary
Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance Proceeds
collected by or remitted to the Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to
Section 3.10.

     SECTION 3.12 Maintenance of Fire Insurance and Omissions and Fidelity
Coverage. (a) The Servicer shall cause to be maintained for each Mortgage Loan fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan and 100 percent of the insurable value of the improvements; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan, fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Servicer's normal servicing procedures) shall be deposited in the Custodial
Account, subject to withdrawal pursuant to Section 3.10. Any cost incurred by the Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage
Loan so permit. Such costs shall be recoverable by the Servicer as provided in
Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. When the improvements securing a Mortgage Loan are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof.

                                      -45-

Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program
(assuming that the area in which such Mortgaged Property is located is participating in such program).

     In the event that the Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause.
Any such deposit by the Servicer shall be made on the Certificate Account
Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Servicer agrees to present, on behalf of itself, the Trustee and Certificateholders, claims under any such blanket policy.

     (b) The Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Servicer's officers and employees and other persons acting on behalf of the Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by FNMA or FHLMC, whichever is greater, with respect to the Servicer if the Servicer were servicing and administering the Mortgage Loans for FNMA or FHLMC. In the event that any such bond or policy ceases to be in effect, the Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the
Company. Coverage of the Servicer under a policy or bond obtained by an
Affiliate of the Servicer and providing the coverage required by this Section
3.12(b) shall satisfy the requirements of this Section 3.12(b).

     SECTION 3.13 Enforcement of Due-on-Sale Clauses; Assumption and
Modification Agreements; Certain Assignments. (a) When any Mortgaged Property is
conveyed by the Mortgagor, the Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy.
Notwithstanding the foregoing:

          (i) the Servicer shall not be deemed to be in default under this
     Section 3.13(a) by reason of any transfer or assumption which the Servicer is restricted by law from preventing; and

                                      -46-

          (ii) if the Servicer determines that it is reasonably likely that any mortgagor will bring, or if any mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

     (b) Subject to the Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or
Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or
Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the Code (or final, temporary or proposed Treasury
Regulations promulgated thereunder) and causing the REMIC to fail to qualify as such under the Code. The Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii)
any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance
Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, such release will not (based on the Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed by the Servicer. Upon the closing of the transactions contemplated by such documents, the Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the
Servicer or such Subservicer as additional servicing compensation.

     (c) The Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage

                                      -47-

Loan, that the security for, and the timely and full collectability of, such
Mortgage Loan would not be adversely affected thereby and that the REMIC would not fail to continue to qualify as a REMIC under the Code as a result thereof.
Any fee collected by the Servicer or the related Subservicer for processing such a request will be retained by the Servicer or such Subservicer as additional servicing compensation.

     (d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the
Trustee and Servicer with a "Lender Certification for Assignment of Mortgage
Loan" in the form attached hereto as Exhibit O, in form and substance satisfactory to the Trustee and Servicer, providing the following: (i) that the
Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction; (ii) that the substance of the assignment is, and is intended to be, a refinancing of such
Mortgage Loan and that the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws; (iii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iv) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Servicer shall treat such amount as a Principal
Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

     SECTION 3.14 Realization Upon Defaulted Mortgage Loans. (a) The Servicer
shall foreclose upon or otherwise comparably convert (which may include an REO
Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. In connection with such foreclosure or other conversion, the Servicer shall, consistent with Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the
Program Guide; provided that the Servicer shall not be liable in any respect hereunder if the Servicer is acting in connection with any such foreclosure or other conversion in a manner that is consistent with the provisions of this
Agreement. The Servicer, however, shall not be required to expend its own funds in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine
(i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more
Classes after reimbursement to itself for such expenses and (ii) that such expenses will be recoverable to it through Liquidation Proceeds, Insurance
Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 3.10, whether or not such expenses are actually recoverable from related Liquidation Proceeds,
Insurance Proceeds or REO Proceeds). In the event of a determination by the
Servicer pursuant to this Section 3.14(a), the Servicer shall be entitled to reimbursement of its funds so expended pursuant to Section 3.10. Concurrently with the foregoing, the Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such

                                      -48-

Mortgage Loan in accordance with Sections 2.03 and 2.04. However, the Servicer is not required to continue to pursue both foreclosure (or similar remedies)
with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO
Disposition, following the deposit in the Custodial Account of all Insurance
Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a
Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Servicer, in each case without recourse, as shall be necessary to vest in the Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such
Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any
Liquidation Proceeds, Insurance Proceeds, REO Proceeds or any other unscheduled collections or the amount of any Realized Loss, the Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

     (b) In the event that title to any Mortgaged Property is acquired by the
Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding
Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding
Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage
Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

     (c) In the event that the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage
Loan, the Servicer shall dispose of such REO Property either (i) within two years after its acquisition by the Trust Fund, as determined for the purposes of
Section 860G(a)(8) of the Code or (ii) prior to the expiration of any extension of such two-year grace period which is requested on behalf of the Trust Fund by the Servicer (at the expense of the Trust Fund) more than 60 days prior to the end of such two-year grace period and granted by the Internal Revenue Service unless the Servicer has delivered to the Trustee an Opinion of Counsel, addressed to the Trustee and the Servicer, to the effect that the holding by the
Trust Fund of such REO Property subsequent to such two-year period will not result in the imposition of taxes on "prohibited transactions" as defined in
Section 860F of the Code or

                                      -49-

cause the Trust Fund to fail to qualify as a REMIC at any time that any
Certificates or Uncertificated REMIC Regular Interests are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject the Trust Fund to the imposition of any federal income taxes on the income earned from such REO
Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

     (d) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance
Proceeds or REO Proceeds, will be applied in the following order of priority:
first, to reimburse the Servicer or the related Subservicer in accordance with
Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate to the Due Date prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property); fourth, to all
Servicing Fees and Subservicing Fees payable therefrom (and the Servicer and the
Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

     SECTION 3.15 Trustee to Cooperate; Release of Mortgage Files. (a) Upon
becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the
Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial
Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit H requesting delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee shall promptly release, or cause the Custodian to release, the related Mortgage File to the Servicer. The Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the
Custodial Account or the Certificate Account.

     (b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit H hereto, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Servicer and certifying as to the reason for such release and that such release will not invalidate any

                                      -50-

insurance coverage provided in respect of the Mortgage Loan under any Required
Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the
Servicer. The Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the
Trustee when the need therefor by the Servicer no longer exists, unless (i) the
Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the
Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage
File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the
Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a
Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Servicer upon deposit of the related Liquidation Proceeds in the
Custodial Account.

     (c) The Trustee or the Servicer on the Trustee's behalf shall execute and deliver to the Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the
Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the
Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

     SECTION 3.16 Servicing and Other Compensation[; Compensating Interest]. (a)
The Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii),
(iv) and (v) of Section 3.10(a), subject to clause (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a
Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds,
Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO
Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at the related
Net Mortgage Rate, the Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

     (b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the
Custodial Account or the Certificate Account or otherwise shall be retained by the Servicer or the Subservicer to the extent provided herein, [subject to clause (e) below].

                                      -51-

     (c) The Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder
(including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections
3.10 and 3.14.

     (d) The Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of the responsibilities and obligations of the Servicer under this Agreement.

     (e) [Notwithstanding clauses (a) and (b) above, the amount of servicing compensation that the Servicer shall be entitled to receive for its activities hereunder for the one-month period ending on each Distribution Date shall be reduced (not below zero) by an amount equal to Compensating Interest (if any)
for such Distribution Date and the Servicer shall not be entitled to servicing compensation to the extent of such reduction. Such reduction shall be applied during such period as follows: first, to any Servicing Fee to which the Servicer is entitled pursuant to Section 3.10(a)(iii); second, to any income or gain realized from any investment of funds held in the Custodial Account or the
Certificate Account to which the Servicer is entitled pursuant to Section
3.07(c) or 4.01(b), respectively; and third, to any other compensation to which the Servicer is entitled for its activities hereunder (excluding any additional amounts payable in respect of any Nonsubserviced Mortgage Loans). To the extent that any such reduction is required on any Distribution Date, the Servicer will
(i) first reduce the amount withdrawn from the Custodial Account pursuant to
Section 3.10(a)(iii); (ii) next reduce the amount withdrawn from the Custodial
Account or Certificate Account pursuant to Section 3.07(c) or 4.01(b); and (iii)
third deposit to the Certificate Account any other amounts representing compensation to which the Servicer would otherwise be entitled for its activities hereunder, but not in the aggregate more than the amount of
Compensating Interest due with respect to such Distribution Date.]

     SECTION 3.17 Reports to the Trustee and the Company. Not later than fifteen days after each Distribution Date, the Servicer shall forward to the Trustee and the Company a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution
Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial
Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

     SECTION 3.18 Annual Statement as to Compliance. The Servicer will deliver to the Company and the Trustee on or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Servicer during the preceding calendar year and of its performance under the pooling and servicing agreements, including this
Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all of its material obligations in all material respects throughout such year, or, if there has been a default in the fulfillment in all material respects of any such obligation relating to this Agreement, specifying each such default known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has fulfilled its material obligations under its Subservicing Agreement in all material respects, or if

                                      -52-

there has been a material default in the fulfillment of such obligations relating to this Agreement, specifying such default known to such officer and the nature and status thereof.

     SECTION 3.19 Annual Independent Public Accountants' Servicing Report. On or
before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, the Servicer at its expense shall cause a firm of Independent public accountants which is a member of the American
Institute of Certified Public Accountants to furnish a statement to the Company and the Trustee to the effect that such firm has examined certain documents and records relating to the servicing of the mortgage loans under pooling and servicing agreements (including this Agreement) substantially similar one to another (such statement to have attached thereto a schedule setting forth the pooling and servicing agreements covered thereby, including this Agreement) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Audit Program for Mortgage Bankers or the Audit Program
for Mortgages serviced for FHLMC, such servicing has been conducted in compliance with such pooling and servicing agreements except for such significant exceptions or errors in records that, in the opinion of such firm, the Uniform Single Audit Program for Mortgage Bankers or the Audit Program for
Mortgages serviced for FHLMC requires it to report. In rendering such statement, such firm may rely, as to matters relating to direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Audit Program for Mortgage
Bankers or the Audit Program for Mortgages serviced for FHLMC (rendered within one year of such statement) of Independent public accountants with respect to the related Subservicer. For purposes of such statement, such firm may conclusively assume that all pooling and servicing agreements among the Company, the Servicer and the Trustee relating to Mortgage Asset-Backed Pass-Through
Certificates evidencing an interest in first mortgage loans are substantially similar one to another except for any such pooling and servicing agreement which, by its terms, specifically states otherwise.

     SECTION 3.20 Rights of the Company in Respect of the Servicer. The Servicer
shall afford the Company, upon reasonable notice, during normal business hours access to all records maintained by the Servicer in respect of its rights and obligations hereunder and access to officers of the Servicer responsible for such obligations. Upon request, the Servicer shall furnish the Company with its most recent financial statements and such other information as the Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or
Persons identified by the Company. The Company may, but is not obligated to, enforce the obligations of the Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the
Servicer hereunder or exercise the rights of the Servicer hereunder; provided that the Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Company or its designee. The Company shall not have any responsibility or liability for any action or failure to act by the
Servicer and is not obligated to supervise the performance of the Servicer under this Agreement or otherwise.

                                      -53-

                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

     SECTION 4.01 Certificate Account. (a) The Servicer acting as agent of the
Trustee shall establish and maintain a Certificate Account in which the Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New
York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Custodial Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 4.07,
(iv) the amount by which the servicing compensation is reduced with respect to the period ending on the immediately succeeding Distribution Date pursuant to
Section 3.16(e); and (v) all other amounts constituting the Available
Distribution Amount for the immediately succeeding Distribution Date.

     (b) The Trustee shall, upon written request from the Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the
Trustee for the benefit of the Certificateholders, which shall mature not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Certificate Account is maintained may mature on such Distribution Date and (ii) any other investment may mature on such Distribution Date if the
Trustee shall advance funds on such Distribution Date to the Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the
Certificates) and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the
Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Servicer out of its own funds immediately as realized.

     SECTION 4.02 Distributions. (a) On each Distribution Date the Servicer on behalf of the Trustee or the Paying Agent appointed by the Trustee, shall distribute to the Servicer, in the case of a distribution pursuant to Section
4.02(a)(iii), the amount required to be distributed to the Servicer or a
Subservicer pursuant to Section 4.02(a)(iii), and to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such
Certificateholder has so notified the Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Servicer or the
Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such
Certificateholder's share (based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder) of the following amounts, in the following order of priority (subject to the provisions of Section 4.02(b)), in each case to the extent of the Available Distribution
Amount:

               (i) to the Class A Certificateholders (other than the Class A-4
          Certificateholders) and Class R Certificateholders on a pro rata basis based on Accrued Certificate Interest payable thereon, Accrued
          Certificate Interest on such Classes of Certificates as applicable for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided below; provided that if such Distribution Date is on or prior to

                                      -54-

          the Accretion Termination Date, no distribution shall be made pursuant to this clause (i) to the Class A-3 Certificateholders to the extent that Accrued Certificate Interest is not then payable in accordance with Section 4.02(d);

               (ii) (X) to the Class A-4 Certificateholders, except as otherwise provided in Section 4.02(c), the Class A-4 Principal Distribution
          Amount; and

                    (Y) to the Class A (other than the Class A-4 and Class A-5
               Certificateholders) and Class R Certificateholders, in the
               priorities and amounts set forth in Section 4.02(b), (c) and (d)
               the sum of the following (applied to reduce the Certificate
               Principal Balances of such Class A or Class R Certificates, as applicable):

                    (A) the Senior Percentage for such Distribution Date times the sum of the following:

                         (1) the principal portion of each Monthly Payment due
                    during the related Due Period on each Outstanding Mortgage
                    Loan (other than the related Discount Fraction of the
                    principal portion of such payment with respect to a Discount
                    Mortgage Loan), whether or not received, minus the principal portion of any Debt Service Reduction (other than the
                    related Discount Fraction of the principal portion of such
                    Debt Service Reduction with respect to a Discount Mortgage
                    Loan) which together with other Bankruptcy Losses exceeds
                    the Bankruptcy Amount;

                         (2) the Stated Principal Balance of any Mortgage Loan
                    repurchased during the related Prepayment Period (or deemed to have been so repurchased in accordance with Section
                    3.07(b)) pursuant to Section 2.02, 2.03, 2.04 or 4.07 and
                    the amount of any shortfall deposited in the Custodial
                    Account in connection with the substitution of a Deleted
                    Mortgage Loan pursuant to Section 2.03 or 2.04 during the
                    related Prepayment Period (other than the related Discount
                    Fraction of such Stated Principal Balance or shortfall with respect to a Discount Mortgage Loan); and

                         (3) the principal portion of all other unscheduled
                    collections (other than Principal Prepayments in Full and
                    Curtailments and amounts received in connection with a Cash
                    Liquidation or REO Disposition of a Mortgage Loan described in Section 4.02(a)(ii)(Y)(B) including without limitation
                    Insurance Proceeds, Liquidation Proceeds and REO Proceeds)
                    received during the related Prepayment Period (or deemed to have been so received in accordance with Section 3.07(b)) to the extent applied by the Servicer as recoveries of
                    principal of the related Mortgage Loan pursuant to Section
                    3.14 (other than the related Discount Fraction of

                                      -55-

                    the principal portion of such unscheduled collections with respect to a Discount Mortgage Loan);

                    (B) with respect to each Mortgage Loan for which a Cash
               Liquidation or an REO Disposition occurred during the related
               Prepayment Period (or was deemed to have occurred during such period in accordance with Section 3.07(b)) and did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess
               Bankruptcy Losses or Extraordinary Losses an amount equal to the lesser of (a) the Senior Percentage for such Distribution Date times the Stated Principal Balance of such Mortgage Loan (other than the related Discount Fraction of such Stated Principal
               Balance, with respect to a Discount Mortgage Loan) and (b) the
               Senior Accelerated Distribution Percentage for such Distribution
               Date times the related collections (including without limitation
               Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the
               extent applied by the Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 (other than the related Discount Fraction of the principal portion of such collections with respect to a Discount Mortgage Loan);

                    (C) if such Distribution Date is on or prior to the
               Accretion Termination Date, the Accrued Certificate Interest on
               the Class A-3 Certificates that would otherwise be distributed to such Certificates on such Distribution Date, to the extent added to the Certificate Principal Balance of such Class on such
               Distribution Date in accordance with Section 4.02(d);

                    (D) the Senior Accelerated Distribution Percentage for such
               Distribution Date times the aggregate of all Principal
               Prepayments in Full and Curtailments received in the related
               Prepayment Period (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments with respect to a Discount Mortgage Loan);

                    (E) any Excess Subordinate Principal Amount for such
               Distribution Date; and

                    (F) any amounts described in subsection (a)(ii)(Y) , clauses
               (A), (B), (C) and (D) of this Section 4.02(a), as determined for any previous Distribution Date, which remain unpaid after
               application of amounts previously distributed pursuant to this clause (F) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Class M
               Certificates or Class B Certificates;

               (iii) if the Certificate Principal Balances of the Class M
          Certificates and Class B Certificates have not been reduced to zero;
          to the Servicer or a Subservicer, by remitting for deposit to the
          Custodial Account, to the extent of and in reimbursement for any
          Advances or Subservicer Advances previously made with respect to any
          Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or REO Disposition of such

                                      -56-

          Mortgage Loan or REO Property, minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess
          Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses
          or Extraordinary Losses;

               (iv) to the Holders of the Class M Certificates, the Accrued
          Certificate Interest thereon for such Distribution Date, plus any
          Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (v) to the Holders of the Class M Certificates, an amount equal to the Subordinate Principal Distribution Amount for such Class of
          Certificates for such Distribution Date, applied in reduction of the
          Certificate Principal Balance of the Class M Certificates;

               (vi) to the Holders of the Class B Certificates, the Accrued
          Certificate Interest thereon for such Distribution Date, plus any
          Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (vii) to the Holders of the Class B Certificates, an amount equal to the Subordinate Principal Distribution Amount for such Class of
          Certificates for such Distribution Date, applied in reduction of the
          Certificate Principal Balance of the Class B Certificates;

               (viii) to the Class A (other than the Class A-4 and Class A-5
          Certificateholders) and Class R Certificateholders in the priority set forth in Section 4.02(b), the portion, if any, of the Available
          Distribution Amount remaining after the foregoing distributions, applied to reduce the Certificate Principal Balances of such Class A and Class R Certificates, but in no event more than the sum of the outstanding Certificate Principal Balances of each Class of Class A
          (other than the Class A-4 Certificates) and Class R Certificates and
          thereafter to the Class M Certificates, any portion of the Available
          Distribution Amount remaining after the Class A (other than the Class
          A-4 and Class A-5 Certificates) and Class R Certificates have been retired, applied to reduce the Certificate Principal Balance of the
          Class M Certificates, but in no event more than the outstanding
          Certificate Principal Balance of the Class M Certificates; and
          thereafter to the Class B Certificates, any portion of the Available
          Distribution Amount remaining after the Class M Certificates have been retired, applied to reduce the Certificate Principal Balance of the
          Class B Certificates, but in no event more than the outstanding
          Certificate Principal Balance of the Class B Certificates; and

               (ix) to the Class R Certificateholders, the balance, if any, of the Available Distribution Amount.

          Notwithstanding the foregoing, on any Distribution Date, with respect to the Class of Class B Certificates outstanding on such Distribution Date, or in the event the Class B Certificates are no longer outstanding, the Class M
Certificates then outstanding, or in the event the

                                      -57-

Class B Certificates and Class M Certificates are no longer outstanding, the
Class A and Class R Certificates, Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date will be distributable only to the extent that such unpaid Accrued Certificate Interest was attributable to interest shortfalls relating to Nonrecoverable Advances as determined by the
Servicer with respect to the related Mortgage Loan where such Mortgage Loan has not yet been the subject of a Cash Liquidation or REO Disposition.

          (b) Distributions of principal on the Class A (other than the Class
     A-5 Certificates) and Class R Certificates on each Distribution Date occurring prior to the occurrence of the Credit Support Depletion Date will be made as follows:

               (i) to the Class A-4 Certificates, until the Certificate
          Principal Balance thereof is reduced to zero, an amount (the "Class
          A-4 Principal Distribution Amount") equal to the aggregate of:

                         (1) the related Discount Fraction of the principal
                    portion of each Monthly Payment on each Discount Mortgage
                    Loan due during the related Due Period, whether or not
                    received on or prior to the related Determination Date,
                    minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other
                    Bankruptcy Losses exceeds the Bankruptcy Amount;

                         (2) the related Discount Fraction of the principal
                    portion of all unscheduled collections on each Discount
                    Mortgage Loan received during the preceding calendar month
                    (other than amounts received in connection with a Cash
                    Liquidation or REO Disposition of a Discount Mortgage Loan
                    described in clause (3) below), including Principal
                    Prepayments and repurchases (including deemed repurchases
                    under Section 3.07(b)) of Discount Mortgage Loans (or, in
                    the case of a substitution, certain amounts representing a principal adjustment) as required hereunder;

                         (3) in connection with the Cash Liquidation or REO
                    Disposition of a Discount Mortgage Loan that occurred during the related Prepayment Period (or was deemed to have
                    occurred during such period in accordance with Section
                    3.07(b)) and did not result in any Excess Special Hazard
                    Losses, Excess Fraud Losses, Excess Bankruptcy Losses or
                    Extraordinary Losses, an amount equal to the applicable
                    Discount Fraction of the Stated Principal Balance of such
                    Discount Mortgage Loan immediately prior to such
                    Distribution Date net of the principal portion of any
                    related Realized Loss allocated to the Class A-4
                    Certificates on such Distribution Date; and

                         (4) any amounts allocable to principal for any previous
                    Distribution Date (calculated pursuant to clauses (1) - (3)
                    above) that remain undistributed;

                                      -58-

               (ii) the Senior Principal Distribution Amount shall be
          distributed to the Class R Certificates, in reduction of the
          Certificate Principal Balance thereof, until such Certificate
          Principal Balance is reduced to zero; and

               (iii) the balance of the Senior Principal Distribution Amount remaining after the distribution described in clause (i) above shall be distributed in reduction of the Certificate Principal Balances of the classes set forth below as follows:

                    (A) first, [_________]% and [_________]% of such amount,
               concurrently, to the Class A-1 Certificates and Class A-2
               Certificates, respectively, until the Certificate Principal
               Balances thereof have been reduced to zero; and

                    (B) second, to the Class A-3 Certificates, until the
               Certificate Principal Balance thereof has been reduced to zero.

          (c) On or after the occurrence of the Credit Support Depletion Date, all priorities relating to distributions as described in Section 4.02(b)
     above in respect of principal among the various Classes of Class A (other than the Class A-4 Certificates) and Class R Certificates will be disregarded, an amount equal to the Discount Fraction of the principal portion of scheduled payments and unscheduled collections received or advanced in respect of the Discount Mortgage Loans will be distributed to the Class A-4 Certificates, and the Senior Principal Distribution Amount
     will be distributed among all Classes of Class A (other than the Class A-4
     Certificates) Certificates and Class R Certificates pro rata in accordance with their respective outstanding Certificate Principal Balances.

          (d) On each Distribution Date prior to the Accretion Termination Date, an amount equal to the amount of Accrued Certificate Interest on the Class
     A-3 Certificates for such Distribution Date (or from any previous
     Distribution Date) that would otherwise be distributed on such Certificates on such Distribution Date pursuant to Section 4.02(a)(i) shall be added to the Certificate Principal Balance thereof. After the Accretion Termination
     Date and on the Accretion Termination Date if such date is the Credit
     Support Depletion Date, the entire amount of Accrued Certificate Interest on the Class A-3 Certificates for such Distribution Date shall be payable to such Certificates. On the Accretion Termination Date if such date is not the Credit Support Deletion Date, Accrued Certificate Interest will be added to the Certificate Principal Balance of the Class A-3 Certificates in
     the manner described in the first sentence of this Section 4.02(d), but only to the extent that such amount is necessary to increase the Senior
     Principal Distribution Amount to an amount that will reduce the Certificate
     Principal Balances of the Class A-1, Class A-2, Class A-3 and Class R
     Certificates to zero.

          (e) In addition to the foregoing distributions, with respect to any
     Mortgage Loan that was previously the subject of a Cash Liquidation or an
     REO Disposition that resulted in a Realized Loss, in the event that within two years of the date on which such Realized Loss was determined to have occurred the Servicer receives amounts, which the Servicer reasonably believes to represent subsequent recoveries (net of any related liquidation expenses), or determines that it holds surplus amounts previously reserved to cover

                                      -59-

     estimated expenses, specifically related to such Mortgage Loan (including, but not limited to, recoveries in respect of the representations and warranties made by the Seller pursuant to the Mortgage Loan Purchase
     Agreement), the Servicer shall distribute such amounts to the applicable
     Certificateholders of the Class or Classes to which such Realized Loss was allocated (with the amounts to be distributed allocated among such Classes in the same proportions as such Realized Loss was allocated), subject to the following. No such distribution shall be in an amount that would result in total distributions on the Certificates of any such Class in excess of the total amounts of principal and interest that would have been distributable thereon if such Cash Liquidation or REO Disposition had occurred but had resulted in a Realized Loss equal to zero. Notwithstanding the foregoing, no such distribution shall be made with respect to the
     Certificates of any Class to the extent that either (i) such Class was protected against the related Realized Loss pursuant to any instrument or fund established under Section 11.01(e) or (ii) such Class of Certificates has been deposited into a separate trust fund or other structuring vehicle and separate certificates or other instruments representing interests therein have been issued in one or more classes, and any of such separate certificates or other instruments was protected against the related
     Realized Loss pursuant to any limited guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or a combination thereof. Any amount to be so distributed with respect to the Certificates of any Class shall be distributed by the Servicer to the Certificateholders of record as of the
     Record Date immediately preceding the date of such distribution, on a pro rata basis based on the Percentage Interest represented by each Certificate of such Class as of such Record Date. Any amounts to be so distributed shall not be remitted to or distributed from the Trust Fund, and shall constitute subsequent recoveries with respect to Mortgage Loans that are no longer assets of the Trust Fund.

     SECTION 4.03 Statements to Certificateholders. (a) Concurrently with each distribution charged to the Certificate Account and with respect to each
Distribution Date the Servicer shall forward to the Trustee and the Trustee shall forward by mail to each Holder and the Company a statement setting forth the following information as to each Class of Certificates to the extent applicable:

               (i) (a) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and (b) the aggregate amount included therein representing
          Principal Prepayments;

               (ii) the amount of such distribution to Holders of such Class of
          Certificates allocable to interest and the amount of interest allocable to the Class A-3 Certificates and added to the Certificate
          Principal Balance thereof;

               (iii) if the distribution to the Holders of such Class of
          Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

               (iv) the amount of any Advance by the Servicer pursuant to
          Section 4.04;

                                      -60-

               (v) the number and Pool Stated Principal Balance of the Mortgage
          Loans after giving effect to the distribution of principal on such
          Distribution Date;

               (vi) the Certificate Principal Balance of each Class of
          Certificates and each of the Senior, Class M and Class B Percentages, after giving effect to the amounts distributed on such Distribution
          Date, separately identifying any reduction thereof due to Realized
          Losses other than pursuant to an actual distribution of principal;

               (vii) the related Subordinate Principal Distribution Amount and
          Prepayment Distribution Percentage, if applicable;

               (viii) on the basis of the most recent reports furnished to it by
          Subservicers, the number and aggregate principal balances of Mortgage
          Loans that are delinquent (A) one month, (B) two months and (C) three months and the number and aggregate principal balance of Mortgage
          Loans that are in foreclosure;

               (ix) the number, aggregate principal balance and book value of any REO Properties;

               (x) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

               (xi) the Special Hazard Amount, Fraud Loss Amount and Bankruptcy
          Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

               (xii) the Pass-Through Rate on the Class A-5 Certificates for
          such Distribution Date;

               (xiii) the occurrence of the Credit Support Depletion Date;

               (xiv) the Senior Accelerated Distribution Percentage applicable to such distribution;

               (xv) the Senior Percentage for such Distribution Date;

               (xvi) the aggregate amount of Realized Losses for such
          Distribution Date;

               (xvii) the aggregate amount of any recoveries on previously foreclosed loans from Sellers due to a breach of representation or warranty;

               (xviii) the weighted average remaining term to maturity of the
          Mortgage Loans after giving effect to the amounts distributed on such
          Distribution Date; and

               (xix) the weighted average Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution
          Date.

                                      -61-

In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination. In addition to the statement provided to the Trustee as set forth in this Section 4.03(a), the Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Servicer at no additional expense to the Servicer.

          (b) Within a reasonable period of time after the end of each calendar year, the Servicer shall prepare, or cause to be prepared, and the Trustee shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a
     Class R Certificate, a statement containing the information set forth in clauses (i) and (ii) of subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a
     Certificateholder. Such obligation of the Servicer and Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer and Trustee pursuant to any requirements of the Code.

          (c) Within a reasonable period of time after the end of each calendar year, the Servicer shall prepare, or cause to be prepared, and the Trustee shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a
     Class R Certificate. Such obligation of the Servicer and Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer and Trustee pursuant to any requirements of the Code.

          (d) Upon the written request of any Certificateholder, the Servicer, as soon as reasonably practicable, shall provide the requesting
     Certificateholder with such information as is necessary and appropriate, in the Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

     SECTION 4.04 Distribution of Reports to the Trustee and the Company;
Advances by the Servicer. (a) Prior to the close of business on the Business Day next succeeding each Determination Date, the Servicer shall furnish a written statement to the Trustee, any Paying Agent and the Company (the information in such statement to be made available to Certificateholders by the Servicer on request) setting forth (i) the Available Distribution Amount and (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately succeeding Certificate Account
Deposit Date pursuant to clause (iii) of Section 4.01(a). The determination by the Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

     (b) On or before 2:00 P.M. New York time on each Certificate Account
Deposit Date, the Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Servicer in respect of the related
Distribution Date, which shall be in an aggregate amount equal to the

                                      -62-

aggregate amount of monthly Payments (with each interest portion thereof adjusted to the Net Mortgage Rate), less the amount of any related Debt Service
Reductions or reductions in the amount of interest collectable from the mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as
amended, or similar legislation or regulations then in effect, on the
Outstanding Mortgage Loans as of the related Due Date, which Monthly Payments were delinquent as of the close of business as of the related Determination
Date; provided that no Advance shall be made if it would be a Nonrecoverable
Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for
Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such
Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Servicer by deposit in the Certificate Account on or before
11:00 A.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the
Custodial Account for deposit in the Certificate Account on such Certificate
Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Servicer pursuant to this Section 4.04. The amount of any reimbursement pursuant to Section 4.02(a)(iii) in respect of outstanding Advances on any Distribution Date shall be allocated to specific
Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Servicer from recoveries on related
Mortgage Loans pursuant to Section 3.10.

     The determination by the Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable
Advance, shall be evidenced by a certificate of a Servicing Officer delivered to the Seller and the Trustee.

     In the event that the Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the
Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than
3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00
Noon, New York time, on such day the Trustee shall have been notified in writing
(by telecopy) that the Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the
Servicer under this Agreement in accordance with Section 7.01 and (b) assume the rights and obligations of the Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

     The Trustee shall deposit all funds it receives pursuant to this Section
4.04 into the Certificate Account.

                                      -63-

     SECTION 4.05 Allocation of Realized Losses. Prior to each Distribution
Date, the Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Debt Service Reduction, Deficient
Valuation or REO Disposition that occurred during the related Prepayment Period.
The amount of each Realized Loss shall be evidenced by an Officers' Certificate.
All Realized Losses, other than Excess Special Hazard Losses, Extraordinary
Losses, Excess Bankruptcy Losses or Excess Fraud Losses, shall be allocated as follows: first, to the Class B Certificates until the Certificate Principal
Balance thereof has been reduced to zero; second, to the Class M Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, if such Realized Losses are on a Discount Mortgage Loan, to the Class A-4
Certificates in a amount equal to the Discount Fraction of the principal portion thereof; and fourth, to the Class A (other than the Class A-4 Certificates) and
Class R Certificates on a pro rata basis, as described below. Any Excess Special
Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary
Losses on Non-Discount Mortgage Loans will be allocated among the Class A
(except the Class A-4 Certificates), Class M, Class B and Class R Certificates
on a pro rata basis, as described below. The principal portion of such losses on
Discount Mortgage Loans will be allocated to the Class A-4 Certificates in an amount equal to the related Discount Fraction thereof, and the remainder of such losses on Discount Mortgage Loans will be allocated among the Class A (other than the Class A-4 Certificates), Class M, Class B and Class R Certificates on a
pro rata basis, as described below.

     As used herein, with respect to a Mortgage Loan that is not a Discount
Mortgage Loan, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of
Certificates on the basis of their then outstanding Certificate Principal
Balances prior to giving effect to distributions to be made on such Distribution
Date in the case of the principal portion of a Realized Loss or based on the
Accrued Certificate Interest (without regard to any Compensating Interest for such Distribution Date) thereon in the case of an interest portion of a Realized
Loss. With respect to a Discount Mortgage Loan, an allocation of a Realized Loss on a "pro rata basis" means an allocation to the Class A-4 Certificates in an amount equal to the Discount Fraction of the principal portion thereof, with the remainder of such Realized Loss on such Discount Mortgage Loan allocated to the other applicable Classes of Certificates on a pro rata basis as described in the immediately preceding sentence. Except as provided in the following sentence, any allocation of the principal portion of Realized Losses (other than Debt
Service Reductions) to a Class of Certificates, shall be made by reducing the
Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date. Any allocation of the principal portion of Realized Losses (other than Debt Service
Reductions) to the Class of Class B Certificates then outstanding with the highest numerical designation or, after the Certificate Principal Balances of the Class B Certificates have been reduced to zero, to the Class of Class M
Certificates then outstanding with the highest numerical designation shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.02(a). Allocations of the interest portions of Realized Losses shall be made by operation of the definition of
"Accrued Certificate Interest" and by operation of the provisions of Section
4.02(a). Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.02(a). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage
Interests evidenced thereby.

                                      -64-

     SECTION 4.06 Reports of Foreclosures and Abandonment of Mortgaged Property.
The Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any
Mortgaged Property required by Sections 6050H, 6050J and 6050P of the Code and deliver to the Trustee an officers' Certificate stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

     SECTION 4.07 Optional Purchase of Defaulted Mortgage Loans. As to any
Mortgage Loan which is delinquent in payment by 90 days or more, the Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase
Price therefor. If at any time the Servicer makes a payment to the Certificate
Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Servicer provides to the Trustee a certification signed by a Servicing
Officer stating that the amount of such payment has been deposited in the
Certificate Account, then the Trustee shall execute the assignment of such
Mortgage Loan at the request of the Servicer without recourse to the Servicer which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Servicer will thereupon own such Mortgage Loan, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto. Notwithstanding anything to the contrary in this Section 4.07, the
Servicer shall continue to service any such Mortgage Loan after the date of such purchase in accordance with the terms of this Agreement and, if any Realized
Loss with respect to such Mortgage Loan occurs, allocate such Realized Loss in accordance with the terms hereof as if such Mortgage Loan had not been so purchased.

     SECTION 4.08 Distributions on the Uncertificated Regular Interests. (a) On
each Distribution Date the Trustee shall be deemed to distribute to itself, as the holder of the Uncertificated REMIC Regular Interests, an amount equal to the amount distributable on such Distribution Date to the Class A-5
Certificateholders pursuant to Section 4.02(a)(i) in payment of Uncertificated
Accrued Interest on the Uncertificated REMIC Regular Interests for such
Distribution Date plus any Uncertificated Accrued Interest thereon remaining unpaid from any previous Distribution Date.

     (b) In determining from time to time the Uncertificated REMIC Regular
Interests Distribution Amounts, Realized Losses allocated to the Class A-5
Certificates under Section 4.05 shall be deemed allocated to Uncertificated
REMIC Regular Interests on a pro rata basis based on the Uncertificated Accrued
Interest for the related Distribution Date.

     (c) On each Distribution Date the Trustee shall be deemed to distribute from the Trust Fund, in the priority set forth in Sections 4.02(a) and (b), to the Class A-5 Certificates the amounts distributable thereon, from the
Uncertificated REMIC Regular Interest Distribution Amounts deemed to have been received by the Trust Fund under this Section 4.08. The amount deemed distributable hereunder with respect to the Class A-5 Certificates shall equal
100% of the amounts payable with respect to Uncertificated REMIC Regular
Interests.

                                      -65-

     (d) Notwithstanding the deemed distributions on the Uncertificated REMIC
Regular Interests described in this Section 4.08, distributions of funds from the Certificate Account shall be made only in accordance with Section 4.02.

                                    ARTICLE V

                                THE CERTIFICATES

     SECTION 5.01 The Certificates. (a) The Class A, Class M, Class B and Class
R Certificates, respectively, shall be substantially in the forms set forth in
Exhibits A, B, C and D and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company upon receipt by the Trustee or one or more
Custodians of the documents specified in Section 2.01. The Certificates, other than the Class A-5 and Class R Certificates, shall be issuable in minimum dollar denominations of $[_____] (or $[_____] in the case of the Class [__], Class [__]
and Class [__] Certificates and integral multiples of $[____] in excess thereof,
[except that one Certificate of each of the Class [__], Class [__], Class [__],
Class [__] Certificates may be issued in a denomination equal to the denomination set forth as follows for such Class or the sum of such denomination and an integral multiple of $[____]].

Class [____]:   $[______]
Class [____]:   $[______]
Class [____]:   $[______]
Class [____]:   $[______]

     The Class A-5 and Class R Certificates shall be issuable in minimum denominations of not less than a [__]% Percentage Interest.

     The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such
Certificates. No Certificate shall be entitled to any benefit under this
Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All
Certificates shall be dated the date of their authentication.

     SECTION 5.02 Registration of Transfer and Exchange of Certificates. (a) The
Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate
Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate
Registrar, or the Trustee, shall

                                      -66-

provide the Servicer with a certified list of Certificateholders as of each
Record Date prior to the related Determination Date.

     (b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section
8.12 and, in the case of any Class A-3, Class M, Class B or Class R Certificate,
upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like
Class and aggregate Percentage Interest.

     (c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and aggregate
Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate
Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

     (d) Except as provided in Section 5.02(e), no transfer, sale, pledge or other disposition of a Class B Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that a transfer of a Class B Certificate is to be made (i) unless the Company directs the Trustee otherwise, the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the
Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Servicer, and (ii) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit J hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit K hereto, each acceptable to and in form and substance satisfactory to the Company and the
Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Company or the Servicer. The Holder of a Class B Certificate desiring to effect any transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Company, the Servicer and the Certificate
Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

     (e) Transfers of Class B Certificates after the first transfer to a Person that is not an affiliate of the Company may be made if the prospective transferee of such a Certificate provides the Trustee and the Servicer with an investment letter substantially in the form of Exhibit L attached hereto (except that paragraph 3 of Exhibit L shall not be required in the case of a transfer of the Class A-3 Certificates), which investment letter shall not be an expense of the Trustee, the Company or the Servicer, and which investment letter states that, among other things, such

                                      -67-

transferee (i) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (ii) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the 1933 Act provided by Rule 144A. Such transfers shall be deemed to have complied with the requirements of Section 5.02(d) hereof. The Holder of such a
Certificate desiring to effect such transfer (except for any Holder of such
Certificate on the Closing Date) does hereby agree to indemnify the Trustee, the
Company, the Servicer and the Certificate Registrar against any liability that may result if transfer is not made in accordance with this Agreement. Each
Holder of such a Certificate on the Closing Date does hereby agree that it will comply with the requirements of this Section 5.02(e) in connection with the transfer of any such Certificate.

     (f) In the case of any Class M, Class B or Class R Certificate presented for registration in the name of an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income
Security Act of 1974, as amended ("ERISA") or Section 4975 of the Code (or comparable provisions of any subsequent enactments), an investment manager, a named fiduciary or a trustee of any such plan, or any other Person who is using
"plan assets" of any such plan to effect such acquisition, unless otherwise directed by the Company, the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Servicer to the effect that the purchase or holding of a Class M, Class
B or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Trustee, the
Company or the Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement or any other liability, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Servicer. The Trustee
may require that any prospective transferee of a Class M, Class B or Class R
Certificate provide such certifications as the Trustee may deem desirable or necessary in order to establish that such transferee or the Person in whose name such registration is requested is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the
Code, an investment manager, a named fiduciary or a trustee of any such plan, or any other Person who is using "plan assets" of any such plan to effect such acquisition.

     (g) (i) Each Person who has or who acquires any Ownership Interest in a
Class R Certificate shall be deemed by the acceptance or acquisition of such
Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii) (A)
below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii) (B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a
Class R Certificate are expressly subject to the following provisions:

                    (A) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                                      -68-

                    (B) In connection with any proposed Transfer of any
               Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of, (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit I-1) from the proposed Transferee, in form and substance satisfactory to the Servicer, representing and warranting, among other things, that it is a Permitted
               Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed
               Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its
               Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(f) and agrees to be bound by them, and (II) a certificate, in the form attached hereto as
               Exhibit I-2, from the Holder wishing to transfer the Class R
               Certificate, in form and substance satisfactory to the Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or
               collection of tax.

                    (C) Notwithstanding the delivery of a Transfer Affidavit and
               Agreement by a proposed Transferee under clause (B) above, if a
               Responsible Officer of the Trustee who is assigned to this
               Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest
               in a Class R Certificate to such proposed Transferee shall be effected.

                    (D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer
               Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R
               Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit I-2.

                    (E) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of
               Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A)
               immediately upon acquiring an Ownership Interest in a Class R
               Certificate, if it is, or is holding an Ownership Interest in a
               Class R Certificate on behalf of, a "pass-through interest holder."

          (ii) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit I-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration.
     Transfers of the Class R Certificates to Non-United States Persons and
     "Disqualified Organizations" (as defined in Section 860E(e)(5) of the Code)
     are prohibited.

                                      -69-

          (iii) (A) If any "Disqualified Organization" (as defined in Section
     860E(e) of the Code) shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R
     Certificate. If a Non-United States Person shall become a holder of a Class
     R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as
     Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section
     1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R
     Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

                    (B) If any purported Transferee shall become a Holder of a
     Class R Certificate in violation of the restrictions in this Section
     5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii) (A)
     above shall be invalid, illegal or unenforceable, then the Servicer shall have the right, without notice to the holder or any prior holder of such
     Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Servicer on such terms as the Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R
     Certificate in accordance with the instructions of the Servicer. Such purchaser may be the Servicer itself or any Affiliate of the Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Servicer to such purported Transferee.
     The terms and conditions of any sale under this clause (iii) (B) shall be determined in the sole discretion of the Servicer, and the Servicer shall not be liable to any Person having an Ownership Interest in a Class R
     Certificate as a result of its exercise of such discretion.

          (iv) The Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization,
     including the information regarding "excess inclusions" of such Class R
     Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections
     1.860D-l(b)(5) and 1.860E2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the
     Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified
     Organization. Reasonable compensation for providing such information may be required by the Servicer from such Person.

                                      -70-

          (v) The provisions of this Section 5.02(f) set forth prior to this clause (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

                    (A) written notification from each Rating Agency to the
               effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of any Class of the Class A, Class
               M, Class B or Class R Certificates below the lower of the
               then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

                    (B) a certificate of the Servicer stating that the Servicer has received an Opinion of Counsel, in form and substance
               satisfactory to the Servicer, to the effect that such
               modification, addition to or absence of such provisions will not cause the Trust Fund to cease to qualify as a REMIC and will not cause (x) the Trust Fund to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person
               that is a Disqualified Organization or (y) a Certificateholder or
               another Person to be subject to a REMIC-related tax caused by the
               Transfer of a Class R Certificate to a Person that is not a
               Permitted Transferee.

     (h) No service charge shall be made for any transfer or exchange of
Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     (i) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

     SECTION 5.03 Mutilated, Destroyed, Lost or Stolen Certificates. If (i) any
mutilated Certificate is surrendered to the Certificate Registrar, or the
Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the
Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the
Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     SECTION 5.04 Persons Deemed Owners. Prior to due presentation of a
Certificate for registration of transfer, the Company, the Servicer, the
Trustee, the Certificate Registrar and any agent of the Company, the Servicer, the Trustee or the Certificate Registrar may treat the

                                      -71-

Person in whose name any Certificate is registered as the owner of such
Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, and neither the Company, the Servicer, the Trustee, the Certificate Registrar nor any agent of the Company, the
Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

     SECTION 5.05 Appointment of Paying Agent. The Trustee may appoint a Paying
Agent for the purpose of making distributions to Certificateholders pursuant to
Section 4.02. In the event of any such appointment, on or prior to each
Distribution Date the Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to
Certificateholders in the amounts and in the manner provided for in Section
4.02, such sum to be held in trust for the benefit of Certificateholders.

     The Trustee shall cause each Paying Agent to execute and deliver to the
Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to
Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

     SECTION 5.06 Optional Purchase of Certificates. (a) On any Distribution
Date on which the Pool Stated Principal Balance is less than [____] percent of the Cut-off Date Principal Balance of the Mortgage Loans, the [Servicer]
[majority Holder of the Class [__] Certificates] shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the outstanding Certificate Principal Balance of such Certificates plus the sum of one month's Accrued Certificate Interest thereon and any previously unpaid Accrued Certificate Interest.

     (b) The [Servicer] [majority Holder of the Class [__] Certificates], shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which [Servicer] [majority Holder of the Class [__] Certificates], anticipates that it will purchase the Certificates pursuant to Section 5.06(a). Notice of any such purchase, specifying the Distribution Date upon which the Holders may surrender their Certificates to the Trustee for payment in accordance with this
Section 5.06, shall be given promptly by the [Servicer] [majority Holder of the
Class [__] Certificates], by letter to Certificateholders (with a copy to the
Certificate Registrar and each Rating Agency) mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution, specifying:

               (i) the Distribution Date upon which purchase of the Certificates is anticipated to be made upon presentation and surrender of such
          Certificates at the office or agency of the Trustee therein designated;

               (ii) the purchase price therefor, if known; and

               (iii) that the Record Date otherwise applicable to such
          Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

                                      -72-

If the [Servicer] [majority Holder of the Class [__] Certificates] gives the notice specified above, the [Servicer] [majority Holder of the Class [__]
Certificates] shall deposit in the Certificate Account before the Distribution
Date on which the purchase pursuant to Section 5.06(a) is to be made, in immediately available funds, an amount equal to the purchase price for the
Certificates computed as provided above.

     (c) Upon presentation and surrender of the Certificates to be purchased pursuant to Section 5.06(a) by the Holders thereof, the Trustee shall distribute to such Holders an amount equal to the outstanding Certificate Principal Balance thereof plus the sum of one month's Accrued Certificate Interest thereon and any previously unpaid Accrued Certificate Interest with respect thereto.

     (d) In the event that any Certificateholders do not surrender their
Certificates on or before the Distribution Date on which a purchase pursuant to this Section 5.06 is to be made, the Trustee shall on such date cause all funds in the Certificate Account deposited therein by the [Servicer] [majority Holder of the Class [__] Certificates], pursuant to Section 5.06(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such
Certificateholders, and the [Servicer] [majority Holder of the Class [__]
Certificates], shall give a second written notice to such Certificateholders to surrender their Certificates for payment of the purchase price therefore. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Servicer or the Company, as applicable, to contact the Holders of such Certificates concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section 5.06, the Trustee shall pay to the [Servicer] [majority Holder of the Class [__] Certificates], all amounts distributable to the Holders thereof and the [Servicer] [majority
Holder of the Class [__] Certificates] shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any
Certificateholder on any amount held in the escrow account or by the [Servicer]
[majority Holder of the Class [__] Certificates] as a result of such
Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this Section 5.06. Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this Section 5.06 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefore minus any costs and expenses associated with such escrow account and notices allocated thereto. Any Certificates so purchased or deemed to have been purchased on such Distribution Date shall remain outstanding hereunder. The [Servicer] [majority Holder of the Class [__] Certificates] shall be for all purposes the Holder thereof as of such date.

                                   ARTICLE VI

                          THE COMPANY AND THE SERVICER

     SECTION 6.01 Respective Liabilities of the Company and the Servicer. The
Company and the Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Company and the Servicer herein. By way of illustration and not limitation, the Company is not liable for the

                                      -73-

servicing and administration of the Mortgage Loans, nor is it obligated by
Section 7.01 or Section 10.01 to assume any obligations of the Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

     SECTION 6.02 Merger or Consolidation of the Company or the Servicer;
Assignment of Rights and Delegation of Duties by Servicer. (a) The Company and
the Servicer will each keep in full effect its existence, rights and franchises as a company or limited liability company, as applicable, under the laws of the state of its incorporation or formation, as applicable, [, and will each obtain and preserve its qualification to do business as a foreign corporation or limited liability company, as applicable, in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans
and to perform it's duties under this Agreement].

     (b) Any Person into which the Company or the Servicer may be merged or consolidated, or any entity resulting from any merger or consolidation to which the Company or the Servicer shall be a party, or any Person succeeding to the business of the Company or the Servicer, shall be the successor of the Company or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC; and provided further that each Rating
Agency's ratings, if any, of the Class A, Class M, Class B or Class R
Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

     (c) Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of FNMA or FHLMC, is reasonably satisfactory to the
Trustee and the Company, is willing to service the Mortgage Loans and executes and delivers to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Servicer shall be released from its obligations under this
Agreement, except that the Servicer shall remain liable for all liabilities and obligations incurred by it as Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

     SECTION 6.03 Limitation on Liability of the Company, the Servicer and
Others. Neither the Company, the Servicer nor any of the directors, officers, employees or agents of the Company or the Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this

                                      -74-

Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Company, the Servicer and any director, officer, employee or agent of the Company or the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any
Person respecting any matters arising hereunder. The Company, the Servicer and any director, officer, employee or agent of the Company or the Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

     Neither the Company nor the Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Company and the
Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section
3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the
Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

     SECTION 6.04 Servicer Not to Resign. Subject to the provisions of Section
6.02, the Servicer shall not resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Servicer's responsibilities and obligations in accordance with Section 7.02.

                                   ARTICLE VII

                                     DEFAULT

     SECTION 7.01 Events of Default. Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                                      -75-

          (i) the Servicer shall fail to distribute or cause to be distributed to Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in either case, such failure shall continue unremedied for a period of
     5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Servicer by the
     Trustee or the Company or to the Servicer, the Company and the Trustee by
     the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

          (ii) the Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the
     Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or the Company, or to the Servicer,
     the Company and the Trustee by the Holders of Certificates of any Class
     evidencing, as to such Class, Percentage Interests aggregating not less than 25%; or

          (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

          (iv) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the
     Servicer or of, or relating to, all or substantially all of the property of the Servicer; or

          (v) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

          (vi) the Servicer shall notify the Trustee pursuant to Section 4.04(b)
     that it is unable to deposit in the Certificate Account an amount equal to the Advance.

     If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Company or the Trustee may, and at the direction of Holders of Certificates entitled to at least 66% of the Voting
Rights, the Trustee shall, by notice in writing to the Servicer (and to the
Company if given by the Trustee or to the Trustee if given by the Company), terminate all of the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause
(vi) hereof shall occur, the Trustee shall, by notice to the Servicer and the

                                      -76-

Company, immediately terminate all of the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section
4.04(b). On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Servicer agrees to cooperate with the Trustee in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the
Certificate Account or thereafter be received with respect to the Mortgage
Loans. No such termination shall release the Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

     Notwithstanding any termination of the activities of [_______] in its capacity as Servicer hereunder, [_______] shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating [_______] rights and obligations as Servicer hereunder and received after such notice, that portion to which [_______] would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its
Servicing Fee in respect thereof, and any other amounts payable to [_______]
hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of [_______] as Servicer hereunder the Company shall deliver to the Trustee a copy of the Program Guide.

     SECTION 7.02 Trustee or Company to Act; Appointment of Successor. On and
after the time the Servicer receives a notice of termination pursuant to Section
7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Company and with the Company's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers or Sellers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the
Certificate Account pursuant to Sections 3.07(c) and 4.01(b) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Servicer's failure to provide information required by Section 4.04 shall not be considered a default by the
Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the
Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the
Mortgage Loans held in the Custodial Account or the Certificate Account. If the
Trustee has become the successor to the Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be

                                      -77-

unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a FNMA- or FHLMC-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. Pending appointment of a successor to the Servicer hereunder, the Trustee shall become successor to the Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on
Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Servicer hereunder. The Company, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor Servicer appointed pursuant to this Section 7.02 will be lowered with respect to those Mortgage
Loans, if any, where the Subservicing Fee accrues at a rate of less than [__]%
per annum in the event that the successor Servicer is not servicing such
Mortgage Loans directly and it is necessary to raise the related Subservicing
Fee to a rate of [__]% per annum in order to hire a Subservicer with respect to such Mortgage Loans.

     SECTION 7.03 Notification to Certificateholders. (a) Upon any such termination or appointment of a successor to the Servicer, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register.

     (b) Within 60 days after the occurrence of any Event of Default, the
Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of
Default shall have been cured or waived.

     SECTION 7.04 Waiver of Events of Default. The Holders representing at least
66% of the Voting Rights of Certificates affected by a default or Event of
Default hereunder, may waive such default or Event of Default; provided, however, that (a) a default or Event of Default under clause (i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this Section 7.04 shall affect the Holders of Certificates in the manner set forth in Section
11.01(b)(i), (ii) or (iii). Upon any such waiver of a default or Event of
Default by the Holders representing the requisite percentage of Voting Rights of
Certificates affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

     SECTION 8.01 Duties of Trustee. (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and

                                      -78-

skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

     (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the
Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the
Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

     The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03 and 10.01. The Trustee shall furnish in a timely fashion to the Servicer such information as the Servicer may reasonably request from time to time for the Servicer to fulfill its duties as set forth in this
Agreement. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of the Trust Fund as a REMIC under the REMIC Provisions and to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

     (c) No provision of this Agreement shall be construed to relieve the
Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

               (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the
          Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Company or the Servicer and which on their face, do not contradict the requirements of this Agreement;

               (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible
          Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

               (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage
          Interests aggregating not less than 25% as to the time,

                                      -79-

          method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the
          Trustee, under this Agreement;

               (iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and (ii) of Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of Section 7.01 unless a Responsible
          Officer of the Trustee assigned to and working in the Corporate Trust
          Office obtains actual knowledge of such failure or event or the
          Trustee receives written notice of such failure or event at its
          Corporate Trust Office from the Servicer, the Company or any
          Certificateholder; and

               (v) Except to the extent provided in Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

     SECTION 8.02 Certain Matters Affecting the Trustee.

          (a)  Except as otherwise provided in Section 8.01:

               (i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (ii) The Trustee may consult with counsel and any Opinion of
          Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such opinion of Counsel;

               (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such

                                      -80-

          Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

               (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

               (v) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the
          Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by
          Holders of Certificates of any Class evidencing, as to such Class,
          Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

               (vi) The Trustee may execute any of the trusts or powers
          hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

               (vii) To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its
          attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Servicer in a timely manner any
          Tax Returns prepared by or on behalf of the Servicer that the Trustee is required to sign as determined by the Servicer pursuant to applicable federal, state or local tax laws, provided that the
          Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

     (b) Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause the Trust Fund to

                                      -81-

be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section
860F(a) of the Code).

     SECTION 8.03 Trustee Not Liable for Certificates or Mortgage Loans. The
recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage
Loans) shall be taken as the statements of the Company or the Servicer as the case may be, and the Trustee assumes no responsibility for their correctness.
The Trustee makes no representations as to the validity or sufficiency of this
Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any
Mortgage Loan or related document. Except as otherwise provided herein, the
Trustee shall not be accountable for the use or application by the Company or the Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial
Account or the Certificate Account by the Company or the Servicer.

     SECTION 8.04 Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

     SECTION 8.05 Trustee's Fees and Expenses; Indemnification. (a) The Trustee
shall withdraw from the Certificate Account on each Distribution Date and pay to itself the Trustee Fee. The Trustee, or any director, officer, employee or agent of the Trustee shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense (not including expenses, disbursements and advances incurred or made by the Trustee including the compensation and the expenses and disbursements of its agents and counsel, in the ordinary course of the Trustee's performance in accordance with the provisions of this Agreement)
incurred by the Trustee in connection with any Event of Default (not including expenses, disbursements and advances incurred or made by the Trustee in its capacity as successor Servicer), default, claim or legal action or any pending or threatened claim or legal action arising out of or in connection with the acceptance or administration of its obligations and duties under this Agreement, other than any loss, liability or expense (i) resulting from a breach of the
Servicer's obligations and duties under this Agreement and the Mortgage Loans
(for which the Servicer shall indemnify pursuant to Section 8.05(b)), (ii) for the expenses of preparing and filing Tax Returns pursuant to Section 10.01(d) or
(iii) any loss, liability or expense incurred by reason of its willful misfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of reckless disregard of its respective obligations and duties hereunder. Any amounts payable to the Trustee, or any director, officer, employee or agent of the Trustee in respect of the indemnification provided by this paragraph (a), or pursuant to any other right of reimbursement from the
Trust Fund that the Trustee, or any director, officer, employee or agent of the
Trustee, may have hereunder in its capacity as such, may be withdrawn by the
Trustee from the Certificate Account at any time.

     (b) The Servicer agrees to indemnify the Trustee for, and to hold the
Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against

                                      -82-

any claim in connection with the exercise or performance of any of its powers or duties under this Agreement, provided that:

               (i) with respect to any such claim, the Trustee shall have given the Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

               (ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Servicer in preparing such defense; and

               (iii) notwithstanding anything in this Agreement to the contrary, the Servicer shall not be liable for settlement of any claim by the
          Trustee entered into without the prior consent of the Servicer which consent shall not be unreasonably withheld.

No termination of this Agreement shall affect the obligations created by this
Section 8.05(b) of the Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

     Notwithstanding the foregoing, the indemnification provided by the Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of Certificateholders pursuant to the terms of this Agreement.

     SECTION 8.06 Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

     SECTION 8.07 Resignation and Removal of the Trustee. (a) The Trustee may at
any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a

                                      -83-

receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the
Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the
Trustee so removed and one copy to the successor trustee. In addition, in the event that the Company determines that the Trustee has failed (i) to distribute or cause to be distributed to Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent
(other than the Servicer or the Company) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii)
above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Company, then the Company may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the
Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

     (c) The Holders of Certificates entitled to at least 66% of the Voting
Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

     (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 8.08.

     SECTION 8.08 Successor Trustee. (a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all
Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Company, the Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

     (b) No successor trustee shall accept appointment as provided in this
Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

                                      -84-

     (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the
Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

     SECTION 8.09 Merger or Consolidation of Trustee. Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the
Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

     SECTION 8.10 Appointment of Co-Trustee or Separate Trustee. (a)
Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the
Trust Fund or property securing the same may at the time be located, the
Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the
Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust
Fund, or any part thereof, and, subject to the other provisions of this Section
8.10, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of
Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

     (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

     (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of

                                      -85-

the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

     (d) Any separate trustee or co-trustee may, at any time, constitute the
Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this
Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the
Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     SECTION 8.11 Appointment of Custodians. The Trustee may, with the consent of the Servicer and the Company, appoint one or more Custodians who are not
Affiliates of the Company, the Servicer or any Seller to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial
Agreement. Subject to Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any
Mortgage File. Each Custodial Agreement may be amended only as provided in
Section 11.01. The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the
Closing Date) pursuant to this Section 8.11.

     SECTION 8.12 Appointment of Office or Agency. The Trustee will maintain an office or agency in the City of New York where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its offices located at [________] for the purpose of keeping the Certificate
Register. The Trustee will maintain an office at the address stated in Section
11.05(c) hereof where notices and demands to or upon the Trustee in respect of this Agreement may be served.

                                   ARTICLE IX

                                   TERMINATION

     SECTION 9.01 Termination Upon Purchase by the Servicer or the Company or
Liquidation of All Mortgage Loans. (a) Subject to Section 9.02, the respective obligations and responsibilities of the Company, the Servicer and the Trustee
created hereby in respect of the Certificates (other than the obligation of the
Trustee to make certain payments after the Final Distribution Date to
Certificateholders and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

               (i) the later of the final payment or other liquidation (or any
          Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the

                                      -86-

          disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

               (ii) the purchase by the Servicer or the Company of all Mortgage
          Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan (or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired), including with respect to any mortgage loan as to which an REO Property was acquired, the unpaid principal balance thereof immediately prior to the date of acquisition (net of any unreimbursed Advances attributable to principal) on the day of repurchase, plus accrued interest thereon at the Net Mortgage Rate to, but not including, the first day of the month in which such repurchase price is distributed, provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P.
          Kennedy, the late ambassador of the United States to the Court of St.
          James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Servicer, to avoid disqualification of the Trust
          Fund as a REMIC.

     The right of the [Servicer] [majority Holder of the Class [__]
Certificates] to purchase all the assets of the Trust Fund pursuant to clause
(ii) above is conditioned upon the Pool Stated Principal Balance as of the Final
Distribution Date being less than [___] percent of the Cut-off Date Principal
Balance of the Mortgage Loans. If such right is exercised by the Servicer, the
Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans.
In addition, the Servicer or the Company, as applicable, shall provide to the
Trustee the certification required by Section 3.15 and the Trustee and any
Custodian shall, promptly following payment of the purchase price, release to the Servicer or the Company, as applicable, the Mortgage Files pertaining to the
Mortgage Loans being purchased.

          (b) The Servicer or, in the case of a final distribution as a result of the exercise by the Company of its right to purchase the assets of the
     Trust Fund, the Company shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Servicer or the Company, as applicable, anticipates that the final distribution will be made to
     Certificateholders (whether as a result of the exercise by the Servicer or the Company of its right to purchase the assets of the Trust Fund or otherwise). Notice of any termination, specifying the anticipated Final
     Distribution Date (which shall be a date that would otherwise be a
     Distribution Date) upon which the Certificateholders may surrender their
     Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Servicer or the Company, as applicable, (if it is exercising its right to purchase the assets of the
     Trust Fund) or by the Trustee (in any other case) by letter to
     Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

                                      -87-

               (i) the anticipated Final Distribution Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated;

               (ii) the amount of any such final payment, if known; and

               (iii) that the Record Date otherwise applicable to such
          Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If the Servicer or the Company, as applicable, is obligated to give notice to
Certificateholders as aforesaid, it shall give such notice to the Certificate
Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Servicer or the Company, the Servicer or the
Company, as applicable, shall deposit in the Certificate Account before the
Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund computed as above provided.

          (c) Upon presentation and surrender of the Certificates by the
     Certificateholders, the Trustee shall distribute to the Certificateholders
     (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Servicer's or the Company's election to repurchase, or
     (ii) if the Servicer or the Company elected to so repurchase, an amount determined as follows: (A) with respect to each Certificate the outstanding
     Certificate Principal Balance thereof, plus one month's Accrued Certificate
     Interest and any previously unpaid Accrued Certificate Interest, subject to the priority set forth in Section 4.02(a) and (B) with respect to the Class
     R Certificates, any excess of the amounts available for distribution
     (including the repurchase price specified in clause (ii) of subsection (a)
     of this Section) over the total amount distributed under the immediately preceding clause (A).

          (d) In the event that any Certificateholders shall not surrender their
     Certificates for final payment and cancellation on or before the Final
     Distribution Date, the Trustee shall on such date cause all funds in the
     Certificate Account not distributed in final distribution to
     Certificateholders to be withdrawn therefrom and credited to the remaining
     Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Servicer or the
     Company, as applicable (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their
     Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any
     Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Servicer or the Company, as applicable, to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Servicer or the Company, as applicable, all amounts distributable to the holders thereof and the
     Servicer or the Company, as applicable, shall thereafter hold such amounts until distributed to such holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the

                                      -88-

     Servicer or the Company, as applicable, as a result of such
     Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

     SECTION 9.02 Additional Termination Requirements. (a) The Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee and the Servicer have received an Opinion of Counsel (which opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of the Trust Fund to comply with the requirements of this Section 9.02 will not (i) result in the imposition on the Trust Fund of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause the Trust
Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding:

               (i) The Servicer shall establish a 90-day liquidation period for the Trust Fund and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Servicer also shall satisfy all of the requirements of a qualified liquidation for the Trust Fund under
          Section 860F of the Code and the regulations thereunder;

               (ii) The Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

               (iii) If the Servicer is exercising its right to purchase the assets of the Trust Fund, the Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash; provided, however, that in the event that a calendar quarter ends after the commencement of the 90-day liquidation period but prior to the Final
          Distribution Date, the Servicer shall not purchase any of the assets of the Trust Fund prior to the close of that calendar quarter.

          (b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Servicer as its attorney-in-fact to adopt a plan of complete liquidation for the Trust Fund in accordance with the terms and conditions of this Agreement.

                                   ARTICLE X

                                REMIC PROVISIONS

     SECTION 10.01 REMIC Administration. (a) The Trustee shall make an election to treat the Trust Fund as a REMIC under the Code and, if necessary, under applicable state law. Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of the
REMIC election in respect of the Trust Fund, the Class A (other than the Class
A-5 Certificates), Class M and Class B Certificates and the Uncertificated REMIC
Regular Interests shall be designated as the "regular interests" and the Class R
Certificates shall be designated as the sole class of "residual interests" in the REMIC. The Trustee shall not permit the creation of any "interests" (within the meaning of

                                      -89-

Section 860G of the Code) in the REMIC other than the Certificates (excluding the Class A-5 Certificates) and the Uncertificated REMIC Regular Interests.

     (b) The Closing Date is hereby designated as the "startup day" of the Trust
Fund within the meaning of Section 860G(a)(9) of the Code.

     (c) The Trustee shall be reimbursed for any and all expenses relating to any tax audit of the Trust Fund (including, but not limited to, any professional fees or any administrative or judicial proceedings with respect to the REMIC that involve the Internal Revenue Service or state tax authorities), including the expense of obtaining any tax related Opinion of Counsel required to be obtained hereunder. The Trustee, as agent for the REMIC's tax matters person shall (i) act on behalf of the Trust Fund in relation to any tax matter or controversy involving REMIC and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The holder of the largest
Percentage Interest of each Class R Certificate shall be designated, in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1, as the tax matters person of the REMIC created hereunder. By their acceptance thereof, the holder of the largest
Percentage Interest of the Class R Certificate hereby agrees to irrevocably appoint the Trustee or an Affiliate as its agent to perform all of the duties of the tax matters person for the Trust Fund.

     (d) The Trustee shall prepare sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the Servicer without any right of reimbursement therefore.

     (e) The Trustee shall provide (i) to any Transferor of a Class R
Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a
Permitted Transferee, (ii) to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the
Prepayment Assumption) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of the REMIC.

     (f) The Trustee shall take such actions and shall cause the REMIC to take such actions as shall be necessary to maintain the status thereof as a REMIC under the REMIC Provisions. The Trustee shall not knowingly or intentionally take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action reasonably within its control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the
Trust Fund as a REMIC or (ii) result in the imposition of a tax upon the REMIC
(including but not limited to the tax on prohibited transactions as defined in
Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event")
unless the Trustee receives an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the
Trustee determines that taking such action is in the best interest of the Trust
Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Trustee) to the effect that the contemplated action will not, with respect to the REMIC, endanger such status or, unless the Trustee determines in its sole discretion to

                                      -90-

indemnify the Trust Fund against such tax, result in the imposition of such a tax. The Servicer shall not take or fail to take any action (whether or not authorized hereunder) as to which the Trustee has advised it in writing that it has received an opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to the REMIC or its assets, or causing the REMIC to take any action, which is not expressly permitted under the terms of this Agreement, the
Servicer will consult with the Trustee or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to the REMIC and the Servicer shall not take any such action or cause the REMIC to take any such action as to which the Trustee has advised it in writing that an Adverse REMIC Event could occur. The Trustee may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Trustee. At all times as may be required by the Code, the
Trustee will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of the
REMIC as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and
"permitted investments" as defined in Section 860G(a)(5) of the Code.

     (g) In the event that any tax is imposed on "prohibited transactions" of the REMIC as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of the REMIC as defined in Section 860G(c) of the Code, on any contributions to the REMIC after the Startup Day therefor pursuant to
Section 860G(d) of the Code, or any other tax imposed by the Code or any applicable provisions of state or local laws, such tax shall be charged (i) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Agreement or the Trustee has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the
Servicer, if such tax arises out of or results from a breach by the Servicer of any of its obligations under this, or otherwise (iii) against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution
Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment
Interest Shortfall.

     (h) The Trustee shall, for federal income tax purposes, maintain books and records with respect to the REMIC on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

     (i) Following the Startup Day, neither the Servicer nor the Trustee shall accept any contributions of assets to the REMIC unless the Servicer and the
Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in the REMIC will not cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

     (j) Neither the Servicer nor the Trustee shall enter into any arrangement by which the REMIC will receive a fee or other compensation for services nor permit the REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

                                      -91-

     (k) The Maturity Date of each Class of Certificates representing a regular interest in the REMIC (other than the Uncertificated REMIC Regular Interests) is
[_______ ___, 20__] which is the Distribution Date immediately following the latest scheduled maturity of any Mortgage Loan. The Maturity Date of each
Uncertificated REMIC Regular Interest is the Distribution Date immediately following the maturity date for the related Mortgage Loan.

     (l) Within 30 days after the Closing Date, the Trustee shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real
Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt
Obligations" for the REMIC.

     (m) Neither the Trustee nor the Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the REMIC, (iii) the termination of the REMIC pursuant to Article IX of this Agreement or (iv) a purchase of
Mortgage Loans pursuant to Article II or III of this Agreement) or acquire any assets for the REMIC or sell or dispose of any investments in the Custodial
Account or the Certificate Account for gain, or accept any contributions to the
REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of the Trust Fund as a REMIC or (b) unless the Trustee has determined in its sole discretion to indemnify the Trust Fund against such tax, cause the REMIC to be subject to a tax on "prohibited transactions" or
"contributions" pursuant to the REMIC Provisions.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

     SECTION 11.01 Amendment. (a) This Agreement or any Custodial Agreement may
be amended from time to time by the Company, the Servicer and the Trustee, without the consent of any of the Certificateholders:

               (i) to cure any ambiguity,

               (ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

               (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the
          Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the
          Trust Fund pursuant to the Code that would be a claim against the
          Trust Fund, provided that the Trustee has received an Opinion of
          Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

               (iv) to change the timing and/or nature of deposits into the
          Custodial Account or the Certificate Account or to change the name in which the Custodial

                                      -92-

          Account is maintained, provided that (A) the Certificate Account
          Deposit Date shall in no event be later than the related Distribution
          Date, (B) such change shall not, as evidenced by an Opinion of
          Counsel, adversely affect in any material respect the interests of any
          Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

               (v) to modify, eliminate or add to the provisions of Section
          5.02(f) or any other provision hereof restricting transfer of the
          Class R Certificates by virtue of their being the REMIC "residual interests," provided that (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not, as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause either the Trust Fund or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a
          Person that is not a Permitted Transferee, or

               (vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this
          Agreement, provided that such action shall not, as evidenced by an
          Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder.

          (b) This Agreement or any Custodial Agreement may also be amended from time to time by the Company, the Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than
     66% of the Percentage Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such
     Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

               (i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

               (ii) adversely affect in any material respect the interest of the
          Holders of Certificates of any Class in a manner other than as described in clause (i) hereof without the consent of Holders of
          Certificates of such Class evidencing, as to such Class, Percentage
          Interests aggregating not less than 66%, or

               (iii) reduce the aforesaid percentage of Certificates of any
          Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all
          Certificates of such Class then outstanding.

                                      -93-

          (c) Notwithstanding any contrary provision of this Agreement, the
     Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Servicer, the Company or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding.

          (d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder. It shall not be necessary for the consent of
     Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

          (e) The Company shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class B Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the Class B
     Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the Trust Fund. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the Trust Fund, (ii) any such reserve fund shall be owned by the Company, and (iii) amounts transferred by the Trust Fund to any such reserve fund shall be treated as amounts distributed by the Trust
     Fund to the Company or any successor, all within the meaning of proposed
     Treasury Regulations Section 1.860G-1(h) as it reads as of the Cut-off
     Date. In connection with the provision of any such instrument or fund, this
     Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the
     Company but without the consent of any Certificateholder and without the consent of the Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Class A Certificateholders, the Class R
     Certificateholders, the Class M Certificateholders, the Servicer or the
     Trustee, as applicable; provided that the Company obtains an Opinion of
     Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on
     "prohibited transactions" under Section 860F(a)(1) of the Code or on
     "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) the Trust Fund to fail to qualify as a REMIC at any time that any
     Certificate is outstanding.

     SECTION 11.02 Recordation of Agreement; Counterparts. (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public

                                      -94-

offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer and at its expense on direction by the Trustee (pursuant to the request of Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an
Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

     (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     SECTION 11.03 Limitation on Rights of Certificateholders. (a) The death or incapacity of any Certificateholder shall not operate to terminate this
Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

     (b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of
Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as
Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other
Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the
Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such
Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the
Trustee shall be entitled to such relief as can be given either at law or in equity.

                                      -95-

     SECTION 11.04 Governing Law. THIS AGREEMENT AND THE CERTIFICATES SHALL BE
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK
AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE
DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     SECTION 11.05 Notices. All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to (a) in the case of the Company, Nine Greenwich Office Park, Greenwich, Connecticut 06831,
Attention: President, or such other address as may hereafter be furnished to the
Servicer and the Trustee in writing by the Company, (b) in the case of the
Servicer, [_________] Attention: [________] or such other address as may be hereafter furnished to the Company and the Trustee by the Servicer in writing,
(c) in the case of the Trustee, [__________], Attention: [________], or such other address as may hereafter be furnished to the Company and the Servicer in writing by the Trustee, (d) in the case of [name of rating agency],
[__________], or such other address as may hereafter be furnished to the
Company, the Trustee and the Servicer in writing by [name of rating agency] and
(e) in the case of [name of rating agency], [__________] or such other address as may be hereafter furnished to the Company, Trustee, and Servicer by [name of rating agency]. Any notice required or permitted to be mailed to a
Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

     SECTION 11.06 Notices to Rating Agency. The Company, the Servicer or the
Trustee, as applicable, shall notify each Rating Agency and the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d),
(g), (h), (i) or (j) below or provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:

     (a) a material change or amendment to this Agreement,

     (b) the occurrence of an Event of Default,

     (c) the termination or appointment of a successor Servicer or Trustee or a change in the majority ownership of the Trustee,

     (d) the filing of any claim under the Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section 3.12 or the cancellation or modification of coverage under any such instrument,

     (e) the statement required to be delivered to the Holders of each Class of
Certificates pursuant to Section 4.03,

     (f) the statements required to be delivered pursuant to Sections 3.18 and
3.19,

     (g) a change in the location of the Custodial Account or the Certificate
Account,

                                      -96-

     (h) the occurrence of any monthly cash flow shortfall to the Holders of any
Class of Certificates resulting from the failure by the Servicer to make an
Advance pursuant to Section 4.04,

     (i) the occurrence of the Final Distribution Date, and

     (j) the repurchase of or substitution for any Mortgage Loan, provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Servicer shall provide prompt written notice to each Rating Agency and the Subservicer of any such event known to the
Servicer.

     SECTION 11.07 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

     SECTION 11.08 Supplemental Provisions for Resecuritization. This Agreement
may be supplemented by means of the addition of a separate Article hereto (a
"Supplemental Article") for the purpose of resecuritizing any of the
Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Company or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the
Company may deposit such Resecuritized Certificates into a new REMIC, grantor trust or custodial arrangement (a "Restructuring Vehicle") to be held by the
Trustee pursuant to a Supplemental Article. The instrument adopting such
Supplemental Article shall be executed by the Company, the Servicer and the
Trustee; provided, that neither the Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent, but only to the extent that the terms of the Supplemental Article do not in any way affect any provisions of this
Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this
Agreement subject to the requirements of Section 11.01.

         Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the
establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary to the purposes thereof. In connection with each Supplemental Article, the Company shall deliver to the
Trustee an Opinion of Counsel to the effect that the Restructuring Vehicle will qualify as a REMIC, grantor trust or other entity not subject to taxation for federal income tax purposes.

                                      -97-

     IN WITNESS WHEREOF, the Company, the Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

                                        STANWICH ASSET ACCEPTANCE COMPANY,
                                        L.L.C.

[Seal]

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

Attest:
        -----------------------------
        Name:
        Title:

                                        [NAME OF SERVICER]

[Seal]

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

Attest:
        -----------------------------
        Name:
        Title:

                                        [NAME OF TRUSTEE]
                                        as Trustee

[Seal]

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

Attest:
        -----------------------------
        Name:
        Title:

                                      -98-

STATE OF    )
            ) ss.:
COUNTY OF   )

     On the _________ day of _______, 20__ before me, a notary public in and for said State personally appeared ______________, known to me to be a ___________
of Stanwich Asset Acceptance Company, L.L.C., one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of said limited liability company, and acknowledged to me that such limited liability company executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        Notary Public

[Notarial Seal]

                                      -99-

STATE OF    )
            ) ss.:
COUNTY OF   )

     On the _________ day of ______, 20___ before me, a notary public in and for said State, personally appeared _______________, known to me to be a
_____________ of [Name of Servicer], one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of said limited liability company, and acknowledged to me that such limited liability company executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        Notary Public

[Notarial Seal]

                                      -100-

STATE OF    )
            ) ss.:
COUNTY OF   )

     On the ________ day of ________, 20___ before me, a notary public in and for said State, personally appeared ___________, known to me to be a __________
of [Name of Trustee], a __________ that executed the within instrument, and also known to me to be the person who executed it on behalf of said _____________ and acknowledged to me that such national banking association executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                        Notary Public

[Notarial Seal]

                                      -101-

                                                                       EXHIBIT A

                           FORM OF CLASS A CERTIFICATE

     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986 (THE "CODE").

     [THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY
NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND
LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM
REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN
ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.]

     [NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN EMPLOYEE BENEFIT PLAN OR
OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE
RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF
THE CODE UNLESS THE TRANSFEREE PROVIDES AN OPINION OF COUNSEL SATISFACTORY TO
THE SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE
BY, ON BEHALF OF OR WITH "PLAN ASSETS" OF ANY SUCH PLAN IS PERMISSIBLE UNDER
APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED
TRANSACTION WITHIN THE MEANING OF SECTION 406 OF ERISA OR SECTION 4975 OF THE
CODE AND WILL NOT SUBJECT THE SERVICER, THE COMPANY OR THE TRUSTEE TO ANY
OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT (AS DEFINED BELOW),
PROVIDED, THAT NO SUCH OPINION SHALL BE REQUIRED UNDER THE CIRCUMSTANCES SET
FORTH IN SECTION 5.02 OF THE AGREEMENT.]

     [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING
THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS
CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS [________, 20__]. ASSUMING
THAT THE MORTGAGE LOANS PREPAY AT [__]% OF THE STANDARD PREPAYMENT ASSUMPTION
(AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), [AND ASSUMING A CONSTANT
PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE,] THIS CERTIFICATE HAS
BEEN ISSUED WITH NO MORE THAN $[_______] OF OID PER [$1,000] [$100,000] OF
[INITIAL CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT], THE YIELD TO MATURITY
IS [__]% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO
MORE THAN $[_______] PER [$1,000] [$100,000] OF [INITIAL CERTIFICATE PRINCIPAL
BALANCE] [NOTIONAL AMOUNT], COMPUTED USING THE APPROXIMATE METHOD. NO
REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON
THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY
OF THE PASS-THROUGH RATE.]

                                      -102-

Certificate No.                    [_______%] [Variable] Pass-Through Rate

Class A- Senior                    [___ % [Initial] Pass-Through Rate based on a
                                   Notional Amount]

                                   [Percentage Interest: __%]

Date of Pooling and Servicing
Agreement and Cut-off Date:
[_______ __, 20__]

First Distribution Date:
[_______ __, 20__]

                                   [Aggregate [Initial Certificate
                                   Principal Balance] [Notional
                                   Amount] of the Class A-__
                                   Certificates:

                                   $

Servicer:                          [Initial [Certificate Principal
Name of Servicer                   Balance] [Notional Amount]
                                   of this Certificate:
                                   $

                                   CUSIP: [_____]

Assumed Final Distribution Date:
[___________ ___, 20__]

                                      -103-

                        MORTGAGE PASS-THROUGH CERTIFICATE
                                SERIES 20[__-__]

          evidencing a percentage interest in the distributions allocable to the
          Class A Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by STANWICH ASSET ACCEPTANCE
          COMPANY, L.L.C.

     This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Stanwich Asset Acceptance
Company, L.L.C. (the "Company" which term includes any successor entity under the Agreement referred to below), the Servicer or the Trustee referred to below.
Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by the Company, the
Servicer or the Trustee. None of the Company or the Servicer, will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

     This certifies that ________ is the registered owner of the Percentage
Interest evidenced by this Certificate [(obtained by dividing the Initial
Certificate Principal Balance of this Certificate by the aggregate Initial
Certificate Principal Balance of all Class A-_____ Certificates, both as specified above)] in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of [conventional] one- to four-family [fixed] [adjustable] interest rate first mortgage loans (the
"Mortgage Loans"), formed and sold by the Company. The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the
"Agreement") among the Company, [_________], as servicer (the "Servicer") and
[___________], as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.
This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the
25th day of each month or, if such 25th day is not a Business Day, the Business
Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available
Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount [(of interest and principal, if any)] required to be distributed to Holders of Class A- Certificates on such
Distribution Date. [The Notional Amount of the Class A-5 Certificates as of any
date of determination is equal to the aggregate Certificate Principal Balance of all Classes of Certificates.] [Class A-5] Certificates have no Certificate
Principal Balance.] [On each Distribution Date preceding the Accretion
Termination Date, Accrued Certificate Interest on each Class A-3 Certificate for such date will be added to the Certificate Principal Balance thereof.]

                                      -104-

     Distributions on this Certificate will be made either by the Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

     Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. [The Initial
Certificate Principal Balance of this Certificate is set forth above. The
Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.]
[This Certificate is one of the ___ Certificates.]

     [No transfer of this Class A-___ Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of
1933, as amended (the "Act"), and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) unless the Company directs the Trustee otherwise, the Trustee shall require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt
(describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement;
provided that no such opinion will be required if such transfer is made pursuant to Rule 144A under the Act. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the
Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws or, in the case of a transfer pursuant to Rule 144A, if such transfer is not made in accordance with the
Agreement (except as otherwise provided in the Agreement). In connection with any such transfer, the Trustee will also require (i) a representation letter, in the form as described by the Agreement, stating that the transferee is not and is not using "plan assets" of an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security
Act of 1974, as amended ("ERISA"), or Section 4975 of the Code, or (ii) if such transferee is or is using "plan assets" of such a plan, an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Servicer with respect to the permissibility of such transfer under applicable law and stating, among other things, that the transferee's acquisition of a Class A-____ Certificate will not constitute or result in a non-exempt prohibited transaction within the meaning of Section 406 of ERISA or
Section 4975 of the Code.]

     This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the
Series specified hereon (herein collectively called the "Certificates").

     The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Servicer funds are advanced with respect to any (Mortgage Loan), such advance is

                                      -105-

reimbursable to the Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

     As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Servicer from time to time for purposes other than distributions to
Certificateholders, such purposes including without limitation reimbursement to the Company and the Servicer of advances made, or certain expenses incurred, by either of them.

     The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Servicer and the Trustee and the rights of the
Certificateholders under the Agreement at any time by the Company, the Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of
Certificates affected thereby. Any such consent by the Holder of this
Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate
Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the
Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage
Interest will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth,
Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the
Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Company, the Servicer, the Trustee and the Certificate Registrar and
any agent of the Company, the Servicer, the Trustee or the Certificate Registrar
may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

     This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

                                      -106-

     The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to
Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Servicer or the
Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the [Servicer]
[majority Holder of the Class [__] Certificates] to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than [___] percent of the Cut-off Date
Principal Balance of the Mortgage Loans.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the
Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                                      -107-

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

                                        ----------------------------------------
                                        [NAME OF TRUSTEE], as Trustee

                                        By:
                                            ------------------------------------
                                            Authorized Signatory

                          Certificate of Authentication

     This is one of the Class A Certificates referred to in the within-mentioned
Agreement.

                                        [NAME OF CERTIFICATE REGISTRAR],
                                        as Certificate Registrar

                                        By:
                                            ------------------------------------
                                            Authorized Signatory

                                      -108-

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

     (Please print or typewrite name and address including postal zip code of the assignee) the beneficial interest evidenced by the within Mortgage
Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

     I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class to the above named assignee and deliver such
Certificate to the following address:

Dated:

                      Signature by or on behalf of assignor

                              Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _____________________ for the account of account number
_____________, or, if mailed by check, to ___________________________.
Applicable statements should be mailed to __________________. This information is provided by ________________________, the assignee named above, or
______________________, s its agent.

                                      -109-

                                                                       EXHIBIT B

                           FORM OF CLASS M CERTIFICATE

     THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A
CERTIFICATES, CLASS R CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED
BELOW).

     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986 (THE "CODE").

     NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN EMPLOYEE BENEFIT PLAN OR
OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE
RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF
THE CODE UNLESS THE TRANSFEREE PROVIDES AN OPINION OF COUNSEL SATISFACTORY TO
THE SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE
BY, ON BEHALF OF OR WITH "PLAN ASSETS" OF ANY SUCH PLAN IS PERMISSIBLE UNDER
APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NONEXEMPT PROHIBITED
TRANSACTION WITHIN THE MEANING OF SECTION 406 OF ERISA OR SECTION 4975 OF THE
CODE AND WILL NOT SUBJECT THE SERVICER, THE COMPANY OR THE TRUSTEE TO ANY
OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

     [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING
THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS
CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS [_______ ___, 20__]. ASSUMING
THAT THE MORTGAGE LOANS PREPAY AT [__]% OF THE STANDARD PREPAYMENT ASSUMPTION
(AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED
WITH NO MORE THAN $[_____] OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL
BALANCE, THE YIELD TO MATURITY IS [__]% AND THE AMOUNT OF OID ATTRIBUTABLE TO
THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[_____] PER $1,000 OF INITIAL
CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO
REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON
THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.]

                                      -110-

                                        Certificate No.

Class M
Subordinate                             [___] % Pass-Through Rate

                                        [___] % Initial Pass-Through Rate

Date of Pooling and Servicing           Aggregate Certificate
Agreement and Cut-off Date:             Principal Balanceof the Class M
[_________ ___, 20__]                   Certificates: $[___________________]

First Distribution Date:                Initial Certificate Principal Balance of
[_________ ___, 20__]                   this Certificate: $[________________]

Servicer:
Name of Servicer                        CUSIP: [__________]

Assumed Final Distribution Date:
[___________ ___, 20__]

                                      -111-

                       MORTGAGE PASS-THROUGH CERTIFICATE,
                                SERIES [20__-__]

          evidencing a percentage interest in any distributions allocable to the
          Class M Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by STANWICH ASSET ACCEPTANCE
          COMPANY, L.L.C.

     This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Stanwich Asset Acceptance
Company, L.L.C. (the "Company," which term includes any successor entity under the Agreement referred to below) or the Servicer or the Trustee referred to below. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by the Company, the
Servicer or the Trustee. [Neither the Company or the Servicer, will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.]

     This certifies that _________________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the
Certificate Principal Balance of this Certificate by the aggregate Certificate
Principal Balance of all Class M Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of [conventional] one- to four-family [fixed] [adjustable] interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by the Company. The
Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Servicer and [_____], as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the
Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the
25th day of each month or, if such 25th day is not a Business Day, the Business
Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available
Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any)
required to be distributed to Holders of Class M Certificates on such
Distribution Date.

     Distributions on this Certificate will be made either by the Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so

                                      -112-

notified the Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the
Certificate Register.

     Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial
Certificate Principal Balance of this Certificate is set forth above. The
Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

     This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the
Series specified hereon (herein collectively called the "Certificates").

     The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage
Loan or from other cash that would have been distributable to
Certificateholders.

     As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Servicer from time to time for purposes other than distributions to
Certificateholders, such purposes including without limitation reimbursement to the Company and the Servicer of advances made, or certain expenses incurred, by either of them.

     The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Servicer and the Trustee and the rights of the
Certificateholders under the Agreement at any time by the Company, the Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of
Certificates affected thereby. Any such consent by the Holder of this
Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate
Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the
Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage
Interest will be issued to the designated transferee or transferees.

                                      -113-

     The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth,
Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the
Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Company, the Servicer, the Trustee and the Certificate Registrar and
any agent of the Company, the Servicer, the Trustee or the Certificate Registrar
may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

     This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

     The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to
Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Servicer or the
Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the [Servicer]
[majority Holder of the Class [__] Certificates] to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than [__] percent of the Cut-off Date
Principal Balance of the Mortgage Loans.

     Unless the certificate of authentication hereon has been executed by the
Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                                      -114-

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

                                        ----------------------------------------
                                        [NAME OF TRUSTEE],
                                        as Trustee

                                        By:
                                            ------------------------------------
                                            Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class [M] Certificates referred to in the within-mentioned Agreement.

                                        [Name of Certificate Registrar],
                                        as Certificate Registrar

                                        By:
                                            ------------------------------------
                                            Authorized Signatory

                                      -115-

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

     (Please print or typewrite name and address including postal zip code of assignee) the beneficial interest evidenced by the within Mortgage Pass-Through
Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

     I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such
Certificate to the following address:

Dated:

                      Signature by or on behalf of assignor

                              Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________ for the account of _______________ account number _____________, or, if mailed by check, to _____________________.
Applicable statements should be mailed to __________________. This information is provided by _________________ the assignee named above, or ______________ as its agent.

                                      -116-

                                                                       EXHIBIT C

                           FORM OF CLASS B CERTIFICATE

     THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A
CERTIFICATES, CLASS R AND CLASS M CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS
DEFINED HEREIN).

     THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE
SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY
NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND
LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM
REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN
ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

     NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN EMPLOYEE BENEFIT PLAN OR
OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE
RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF
THE CODE UNLESS THE TRANSFEREE PROVIDES AN OPINION OF COUNSEL SATISFACTORY TO
THE SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE
BY, ON BEHALF OF OR WITH "PLAN ASSETS" OR ANY SUCH PLAN IS PERMISSIBLE UNDER
APPLICABLE LAW AND WILL NOT SUBJECT THE SERVICER, THE COMPANY OR THE TRUSTEE TO
ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR
INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF
1986. THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING
THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS
CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS [________ ___, 20__].
ASSUMING THAT THE MORTGAGE LOANS PREPAY AT [___]% OF THE STANDARD PREPAYMENT
ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS
BEEN ISSUED WITH NO MORE THAN $[___] OF OID PER $1,000 OF INITIAL CERTIFICATE
PRINCIPAL BALANCE, THE YIELD TO MATURITY IS [.____]% AND THE AMOUNT OF OID
ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[_] PER $1,000 OF
INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO
REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON
THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

                                      -117-

Certificate No.

Class B
Subordinate                      [___] % Average Pass-Through Rate

                                 [___] % Initial Pass-Through Rate

Date of Pooling and Servicing    Aggregate Certificate
Agreement and Cut-off Date:      Principal Balance of the Class B
[_______, 20__]                  Certificates as of the Cut-off Date: $[_______]

First Distribution Date:         Initial Certificate Principal
[_______, 20__]                  Balance of this Certificate:
                                 $[________________]

Servicer:
Name of Servicer]:

Assumed Final Distribution Date:
[___________ ___, 20__]

                                      -118-

          MORTGAGE PASS-THROUGH CERTIFICATE, SERIES 20[__-__]

          evidencing a percentage interest in any distributions allocable to the
          Class B Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by STANWICH ASSET ACCEPTANCE
          COMPANY, L.L.C.

     This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Stanwich Asset Acceptance
Company, L.L.C. (the "Company", which term includes any successor entity under the Agreement referred to below) or the Servicer or the Trustee referred to below. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or the Company, the
Servicer or the Trustee. [Neither the Company or the Servicer will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.]

     This certifies that ______ is the registered owner of the Percentage
Interest evidenced by this Certificate (obtained by dividing the Certificate
Principal Balance of this Certificate by the aggregate Certificate Principal
Balance of all Class B Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of
[conventional] one-to four-family [fixed] [adjustable] interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by the Company. The Trust
Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Servicer and
[_________], as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.
This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the
25th day of each month or, if such 25th day is not a Business Day, the Business
Day immediately following (the "Distribution Date"), commencing on the first
Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month next preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the
Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class B
Certificates on such Distribution Date.

     Distributions on this Certificate will be made either by the Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

     Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this

                                      -119-

Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of
this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

     No transfer of this Class B Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) unless the Company directs the Trustee otherwise, the Trustee shall require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the
Trustee, the Company, the Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require (i) a representation letter, in the form as described by the Agreement, stating that the transferee is not and is not using "plan assets" of an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee
Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Code, or (ii) if such transferee is or is using "plan assets" of such a plan subject to ERISA, an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Servicer with respect to the permissibility of such transfer under applicable law and stating, among other things, that the transferee's acquisition of a Class B Certificate will not constitute or result in a non-exempt prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code.

     This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the
Series specified hereon (herein collectively called the "Certificates").

     The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage
Loan or from other cash that would have been distributable to
Certificateholders.

     As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Servicer from time to time for purposes other than distributions to
Certificateholders, such purposes including without limitation reimbursement to the Company and the Servicer of advances made, or certain expenses incurred, by either of them.

     The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Servicer and the Trustee and the rights of the
Certificateholders under the Agreement at any time by the Company,

                                      -120-

the Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate
Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the
Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage
Interest will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth,
Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the
Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Company, the Servicer, the Trustee and the Certificate Registrar and
any agent of the Company, the Servicer, the Trustee or the Certificate Registrar
may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

     This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

     The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to
Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Servicer or the
Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the [Servicer]
[majority Holder of the Class [__] Certificates] to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates other than the Class R

                                      -121-

Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of
the Distribution Date upon which the proceeds of any such purchase are distributed is less than [___] percent of the Cut-off Date Principal Balance of the Mortgage Loans.

     Unless the certificate of authentication hereon has been executed by the
Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

                                        ----------------------------------------
                                        [NAME OF TRUSTEE], as Trustee

                                        By:
                                            ------------------------------------
                                            Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class A Certificates referred to in the within-mentioned
Agreement.

                                        [Name of Certificate Registrar],
                                        as Certificate Registrar

                                        By:
                                             -----------------------------------
                                             Authorized Signatory

                                      -122-

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee) the beneficial interest evidenced by the within Mortgage Pass-Through
Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

     I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such
Certificate to the following address:

Dated:

                      Signature by or on behalf of assignor

                              Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________ for the account of __________________
account number _____________, or, if mailed by check, to
___________________________. Applicable statements should be mailed to
__________________. This information is provided by _________________ the assignee named above, or _________________________ as its agent.

                                      -123-

                                                                       EXHIBIT D

                           FORM OF CLASS R CERTIFICATE

     THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES
PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

     SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A
"RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL
REVENUE CODE OF 1986 (THE "CODE").

     NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN EMPLOYEE BENEFIT PLAN OR
OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE
RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF
THE CODE UNLESS THE TRANSFEREE PROVIDES AN OPINION OF COUNSEL SATISFACTORY TO
THE SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE
BY, ON BEHALF OF OR WITH "PLAN ASSETS" OF ANY SUCH PLAN IS PERMISSIBLE UNDER
APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NONEXEMPT PROHIBITED
TRANSACTION WITHIN THE MEANING OF SECTION 406 OF ERISA OR SECTION 4975 OF THE
CODE AND WILL NOT SUBJECT THE SERVICER, THE COMPANY OR THE TRUSTEE TO ANY
OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT (AS DEFINED BELOW).

     ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE
ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE SERVICER
AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE
OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL
ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY
ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE)
WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH
ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY
ORGANIZATION DESCRIBED IN SECTION 1381 (a) (2) (C) OF THE CODE, (ANY SUCH PERSON
DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREIN REFERRED TO AS A
"DISQUALIFIED ORGANIZATION") OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2)
NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND
(3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE
FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION
IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS
CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED
ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR
EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER
FOR ANY PURPOSE

                                      -124-

HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS
CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE
SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Class R Senior                     Certificate No.

Date of Pooling and Servicing      [___] % Pass-Through Rate
Agreement and Cut-off Date:
[_______, 20__]                    [___] % Initial Pass-Through Rate

                                   Aggregate Initial Certificate
                                   Principal Balance of the Class [R]
                                   Certificates: $[______________]

                                   Initial Certificate Principal
                                   Balance of this Certificate:
                                   $[______________]

First Distribution Date:           Percentage Interest: [_______]%
[_________ ___, 20__]

Servicer:
Name of Servicer]:                 CUSIP: [__________________]

Assumed Final Distribution Date:
[___________ ___, 20__]

                                      -125-

                       MORTGAGE PASS-THROUGH CERTIFICATE,

                                SERIES 20[__-__]

          evidencing a percentage interest in any distributions allocable to the
          Class [R] Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by STANWICH ASSET ACCEPTANCE
          COMPANY, L.L.C.

     This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Stanwich Asset Acceptance
Company, L.L.C. (the "Company," which term includes any successor entity under the Agreement referred to below) or the Servicer or the Trustee. Neither this
Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by the Company, the Servicer or the
Trustee. Neither the Company nor the Servicer will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

     This certifies that _________________ is the registered owner of the
Percentage Interest evidenced by this Certificate (obtained by dividing the
Initial Certificate Principal Balance of this Certificate by the aggregate
Initial Certificate Principal Balance of all Class R Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of a pool of [conventional] one- to four-family [fixed]
[adjustable] interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by the Company. The Trust Fund was created pursuant to a Pooling and
Servicing Agreement dated as specified above (the "Agreement") among the
Company, the Servicer and [_______], as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the
25th day of each month or, if such 25th day is not a Business Day, the Business
Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available
Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any)
required to be distributed to Holders of Class R Certificates on such
Distribution Date.

     Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a
United States Person and a Permitted Transferee, (ii) the transfer of any ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a
United States Person and

                                      -126-

Permitted Transferee, (iii) any attempted or purported transfer of any Ownership
Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted
Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

     Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial
Certificate Principal Balance of this Certificate is set forth above. The
Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.
Notwithstanding the reduction of the Certificate Principal Balance hereof to zero, this Certificate will remain outstanding under the Agreement and the
Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the
Agreement.

     This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the
Series specified hereon (herein collectively called the "Certificates").

     The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage
Loan or from other cash that would have been distributable to
Certificateholders.

     As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Servicer from time to time for purposes other than distributions to
Certificateholders, such purposes including without limitation reimbursement to the Company and the Servicer of advances made, or certain expenses incurred, by either of them.

     The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Servicer and the Trustee and the rights of the
Certificateholders under the Agreement at any time by the Company, the Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of
Certificates affected thereby. Any such consent by the Holder of this
Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

                                      -127-

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate
Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the
Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage
Interest will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth,
Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the
Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Company, the Servicer, the Trustee and the Certificate Registrar and
any agent of the Company, the Servicer, the Trustee or the Certificate Registrar
may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

     This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

     The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to
Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Servicer or the
Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the [Servicer]
[majority Holder of the Class [__] Certificates] to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates other than the Class R Certificates from the Holders thereof; provided, that any such option may only be exercised if the
Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date
upon which the proceeds of any such purchase are distributed is less than [___]
percent of the Cut-off Date Principal Balance of the Mortgage Loans.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purpose have the same effect as if set forth at this place.

                                      -128-

     Unless the certificate of authentication hereon has been executed by the
Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:

                                        [NAME OF TRUSTEE], as Trustee

                                        By:
                                            ------------------------------------
                                            Authorized Signatory

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Class R Certificates referred to in the within-mentioned
Agreement.

                                        [Name of Certificate Registrar],
                                        as Certificate Registrar

                                        By:
                                            ------------------------------------
                                            Authorized Signatory

                                      -129-

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

     (Please print or typewrite name and address including postal zip code of assignee) the beneficial interest evidenced by the within Mortgage Pass-Through
Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

     I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such
Certificate to the following address:

Dated:

                      Signature by or on behalf of assignor

                              Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to __________________ for the account of __________________
account number _____________, or, if mailed by check, to
_________________________. Applicable statements should be mailed to
__________________. This information is provided by _________________ the assignee named above, or _________________ as its agent.

                                      -130-

                                                                       EXHIBIT E

                           FORM OF CUSTODIAL AGREEMENT

     THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of [  , 20__], by and among [NAME OF TRUSTEE], as
Trustee (including its successors under the Pooling Agreement defined below, the
"Trustee"), STANWICH ASSET ACCEPTANCE COMPANY, L.L.C. (together with any successor in interest, the "Company"), [NAME OF SERVICER], as Servicer (together with any successor in interest or successor under the Pooling Agreement referred to below, the "Servicer"), and [NAME OF CUSTODIAN] (together with any successor in interest or any successor appointed hereunder, the "Custodian").

                                WITNESSETH THAT:

     WHEREAS, the Company, the Servicer, and the Trustee have entered into a
Pooling and Servicing Agreement dated as of [  , 20__], relating to the issuance of Mortgage Pass-Through Certificates, Series 20[__-__] (as in effect on the date of this agreement, the "Original Pooling Agreement," and as amended and supplemented from time to time, the "Pooling Agreement"); and

     WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Company and the Servicer under the Pooling Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Company, the Servicer and the Custodian hereby agree as follows:

                                   ARTICLE I.

                                   Definitions

     Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling Agreement, unless otherwise required by the context herein.

                                  ARTICLE II.

                          Custody of Mortgage Documents

     Section 2.1 Custodian to Act as Agent; Acceptance of Mortgage Files. The
Custodian, as the duly appointed agent of the Trustee for these purposes, acknowledges receipt of the Mortgage Files relating to the Mortgage Loans identified on the schedule attached hereto (the "Mortgage Files") and declares that it holds and will hold the Mortgage Files as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

     Section 2.2 Recordation of Assignments. If any Mortgage File includes one or more assignments to the Trustee of Mortgage Notes and related Mortgages that have not been recorded,

                                      -131-

each such assignment shall be delivered by the Custodian to the Company for the purpose of recording it in the appropriate public office for real property records, and the Company, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

     Section 2.3 Review of Mortgage Files.

     (a) On or prior to the Closing Date, the Custodian shall deliver to the
Trustee an Initial Certification in the form annexed hereto as Exhibit One evidencing receipt of a Mortgage File for each Mortgage Loan listed on the
Schedule attached hereto (the "Mortgage Loan Schedule").

     (b) Within 45 days of the initial issuance of the Certificates, the
Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.02 of the Pooling Agreement, each
Mortgage File, and shall deliver to the Trustee an Interim Certification in the form annexed hereto as Exhibit Two to the effect that all documents required to be delivered pursuant to Section 2.01(b) of the Pooling Agreement have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on
Schedule A attached to such Interim Certification. Within 45 days of receipt of the documents required to be delivered pursuant to Section 2.01(c) of the
Pooling Agreement, the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.02 of the Pooling
Agreement, each such document, and shall deliver to the Trustee either (i) an
Interim Certification in the form attached hereto as Exhibit Two to the effect that all such documents relate to the Mortgage Loans identified on the Mortgage
Loan Schedule, except for any exceptions listed on Schedule A attached to such
Interim Certification or (ii) a Final Certification as set forth in subsection
(c) below. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face. If in performing the review required by this Section 2.3 the Custodian finds any document or documents constituting a part of a Mortgage File to be defective in any material respect, the Custodian shall promptly so notify the Company, the Servicer and the
Trustee. Upon receipt of written notification from the Servicer, signed by a
Servicing Officer, that the Servicer or a Subservicer, as the case may be, has made a deposit into the Certificate Account in payment for the purchase of the related Mortgage Loan in an amount equal to the Purchase Price for such Mortgage
Loan, the Custodian shall release to the Servicer the related Mortgage File.

     (c) Upon receipt of all documents required to be in the Mortgage Files the
Custodian shall deliver to the Trustee a Final Certification in the form annexed hereto as Exhibit Three evidencing the completeness of the Mortgage Files.

     Upon receipt of written request from the Trustee, the Custodian shall as soon as practicable supply the Trustee with a list of all of the documents relating to the Mortgage Loans then contained in the Mortgage Files.

     Section 2.4 Notification of Breaches of Representations and Warranties.
Upon discovery by the Custodian of a breach of any representation or warranty made by the Servicer or the

                                      -132-

Company as set forth in the Pooling Agreement or by the Seller in the Mortgage
Loan Purchase Agreement with respect to a Mortgage Loan relating to a Mortgage
File, the Custodian shall give prompt written notice to the Company, the
Servicer and the Trustee.

     Section 2.5 Custodian to Cooperate; Release of Mortgage Files. Upon the
repurchase or substitution of any Mortgage Loan pursuant to Article II of the
Pooling Agreement or payment in full of any Mortgage Loan, or the receipt by the
Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer shall immediately notify the Custodian by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section
3.07 of the Pooling Agreement have been or will be so deposited) of a Servicing
Officer and shall request delivery to it of the Mortgage File. The Custodian agrees, upon receipt of such certification and request, promptly to release to the Servicer the related Mortgage File. The Servicer shall deliver to the
Custodian and the Custodian agrees to accept the Mortgage Note and other documents constituting the Mortgage File with respect to any Qualified
Substitute Mortgage Loan.

     From time to time as is appropriate for the servicing or foreclosures of any Mortgage Loan, including, for this purpose, collection under any Primary
Insurance Policy or any Mortgage Pool Insurance Policy, the Servicer shall deliver to the Custodian a certificate of a Servicing Officer requesting that possession of all, or any document constituting part, of the Mortgage File be released to the Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any of the Required Insurance Policies. With such certificate, the Servicer shall deliver to the Custodian a trust receipt signed by a Servicing Officer on behalf of the Servicer, and upon receipt of the foregoing, the Custodian shall deliver the Mortgage File or such document to the
Servicer. The Servicer shall cause each Mortgage File or any document therein so released to be returned to the Custodian when the need therefor by the Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the
Liquidation Proceeds relating to the Mortgage Loan have been deposited in the
Custodial Account or (ii) the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the mortgaged Property either judicially or non-judicially, and the Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Custodian shall deliver the Trust Receipt with respect thereto to the Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account as provided in the Pooling Agreement.

     Section 2.6 Assumption Agreements. In the event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling Agreement, the Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which shall be added to the related Mortgage File and, for all purposes, shall be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting parts thereof.

                                      -133-

                                  ARTICLE III.

                            Concerning the Custodian

     Section 3.1 Custodian a Bailee and Agent of the Trustee. With respect to each Mortgage Note, Mortgage and other documents constituting each Mortgage File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee and has no instructions to hold any Mortgage Note or
Mortgage for the benefit of any person other than the Trustee, holds such documents for the benefit of Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement.
Except upon compliance with the provisions of Section 2.5 of this Agreement, no
Mortgage Note, Mortgage or other document constituting a part of a Mortgage File shall be delivered by the Custodian to the Company or the Servicer or otherwise released from the possession of the Custodian.

     Section 3.2 Indemnification. The Company hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reason of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Company, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fee or charge shall have been caused by reason of any negligent act, negligent failure to act or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

     Section 3.3 Custodian May Own Certificates. The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

     Section 3.4 Servicer to Pay Custodian's Fees and Expenses. The Servicer
covenants and agrees to pay to the Custodian from time to time, and the
Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

     Section 3.5 Custodian May Resign; Trustee May Remove Custodian. The
Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage
Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Mortgage Files itself and give prompt notice thereof to the
Company, the Servicer and the Custodian, or promptly appoint a successor
Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning

                                      -134-

Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

     The Trustee may remove the Custodian at any time. In such event, the
Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in Section 3.7 and shall be unaffiliated with the Servicer or the Company.

     Any resignation or removal of the Custodian and appointment of a successor
Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Company and the Servicer of the appointment of any successor Custodian. No successor Custodian shall be appointed by the
Trustee without the prior approval of the Company and the Servicer.

     Section 3.6 Merger or Consolidation of Custodian. Any Person into which the
Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the
Custodian shall be a party, or any Person succeeding to the business of the
Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 3.7 Representations of the Custodian. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $10,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.

                                   ARTICLE IV.

                            Miscellaneous Provisions

     Section 4.1 Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

     Section 4.2 Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Company, the Servicer nor the
Trustee shall enter into any amendment hereof except as permitted by the Pooling
Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling Agreement and furnish the Custodian with written copies thereof.

                                      -135-

     Section 4.3 Governing Law. This Agreement shall be deemed a contract made under the laws of the State of New York and shall be construed and enforced in accordance with and governed by the laws of the State of New York.

     Section 4.4 Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer and at its expense on direction by the Trustee
(pursuant to the request of holders of Certificates evidencing undivided interests in the aggregate of not less than 25% of the Trust Fund), but only upon direction accompanied by an opinion of Counsel reasonably satisfactory to the Servicer to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders.

     For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 4.5 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

                                      -136-

     IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:
[Address of Trustee]

                                       [NAME OF TRUSTEE]

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

Address:
[Address of Company]

                                       STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

Address:
[Address of Master Servicer]

                                       [NAME OF SERVICER], as Servicer

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

Address:
[Address of Custodian]

                                       [NAME OF CUSTODIAN]

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                      -137-

STATE OF           )
                   ) ss.:
COUNTY OF          )

     On the _________ day of _______, 20__ before me, a notary public in and for said State personally appeared ______________, known to me to be a ___________
of [Name of Trustee] a _______________ that executed the within instrument, and also known to me to be the person who executed it on behalf of said
_______________________ and acknowledged to me that such ____________________
executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                       Notary Public

[SEAL]

                                      -138-

STATE OF           )
                   ) ss.:
COUNTY OF          )

     On the ___ day of _________ 20__, before me, a notary public in and for said State, personally appeared _________________, known to me to be a
______________ of [Name of Custodian], a ______________that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such
______________ executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                       Notary Public

[SEAL]

                                      -139-

STATE OF           )
                   ) ss.:
COUNTY OF          )

     On the___ day of ____, 20__ before me, a notary public in and for said
State, personally appeared ______________, known to me to be a ______________ of
Stanwich Asset Acceptance Company, L.L.C., a _________________ one of the
entities that executed the within instrument, and also known to me to be the person who executed it on behalf of said limited liability company, and acknowledged to me that such limited liability company executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                       Notary Public

[Notarial Seal]

                                      -140-

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )

     On the __ day of ______, 20__ before me, a notary public in and for said
State, personally appeared ______________, known to me to be a ______________ of
[Name of Servicer, one of the entities that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                       Notary Public

[Notarial Seal]

                                      -141-

                                   EXHIBIT ONE

                                FORM OF CUSTODIAN
                              INITIAL CERTIFICATION

                              [_________ ___, 20__]

[Name of Trustee]
[Address of Trustee]

Attention: Corporate Trust Administration

          Re: Custodial Agreement dated as of [_______, 20__], by and among
              [Name of Trustee], Stanwich Asset Acceptance Company, L.L.C.,
              [Name of Servicer and [Name of Custodian], Mortgage Pass-Through
              Certificates, Series 20[__-__]

Ladies and Gentlemen:

     In accordance with Section 2.3 of the above-captioned Custodial Agreement, and subject to Section 2.02 of the Pooling Agreement, the undersigned, as
Custodian, hereby certifies that it has received a Mortgage File (which contains an original Mortgage Note) to the extent required in Section 2.01(b) of the
Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan
Schedule.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                       [NAME OF CUSTODIAN]

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                      -142-

                                   EXHIBIT TWO

                     FORM OF CUSTODIAN INTERIM CERTIFICATION

                                                        [____________ ___, 20__]

[Name of Trustee]
[Address of Trustee]

Attention: Corporate Trust Administration

          Re: Custodial Agreement dated as of [____________, 20__], by and among
              [Name of Trustee], Stanwich Asset Acceptance Company, L.L.C.,
              [Name of Servicer and [Name of Custodian], Mortgage Pass-Through
              Certificates, Series 20[__-__]

Ladies and Gentlemen:

     In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage
File to the extent required pursuant to Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents have been executed and received and that such documents related to the Mortgage Loans identified on the Mortgage Loan
Schedule, with any exceptions listed on Schedule A attached hereto.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                       [NAME OF CUSTODIAN]

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                      -143-

                                  EXHIBIT THREE

                      FORM OF CUSTODIAN FINAL CERTIFICATION

                                                           [_________ ___, 20__]

[Name of Trustee]
[Address of Trustee]

Attention: Corporate Trust Administration

          Re: Custodial Agreement dated as of [_________ __, 20__], by and among
              [Name of Trustee], Stanwich Asset Acceptance Company, L.L.C.,
              [Name of Servicer and [Name of Custodian], Mortgage Pass-Through
              Certificates, Series 20[__-__]

Ladies and Gentlemen:

     In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage
File with respect to each Mortgage Loan listed in the Mortgage Loan Schedule it has received:

          (i)  The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of
               endorsements from the originator thereof to the Person endorsing it to the Trustee or an original lost note affidavit from the
               Seller stating that the original Mortgage Note was lost,
               misplaced or destroyed, together with a copy of the related
               Mortgage Note;

          (ii) The original Mortgage with evidence of recording indicated
               thereon or a copy of the Mortgage certified by the public
               recording office in which such mortgage has been recorded;

          (iii) An original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such
               assignment certified by the public recording office in which such assignment has been recorded;

          (iv) The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee or a copy of such
               assignment or assignments of the Mortgage certified by the public recording office in which such assignment or assignments have been recorded;

          (v)  The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement certified by the public recording office in which such document has been recorded; and

                                      -144-

          (vi) The certificate of [mortgage] insurance, if any, or a true and correct copy thereof.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                        [NAME OF CUSTODIAN]

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                      -145-

                                    EXHIBIT F

                             MORTGAGE LOAN SCHEDULE

                                      -146-

                                   [EXHIBIT G]

                                   [Reserved]

                                      -147-

                                    EXHIBIT H

                          FORMS OF REQUEST FOR RELEASE

DATE:

TO:

RE: REQUEST FOR RELEASE OF DOCUMENTS

     In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage File described below.

          Pooling and Servicing Agreement Dated:
          Series#:
          Account#:
          Pool#:
          Loan#:
          Borrower Name(s):
          Reason for Document Request: (circle one) Mortgage Loan Prepaid in
          Full
          Mortgage Loan Repurchased

     "We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

                                       Stanwich Asset Acceptance Company, L.L.C.

                                       -----------------------------------------
                                       Authorized Signature

                                      -148-

TO CUSTODIAN/TRUSTEE:

     Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

     Enclosed Documents: [  ] [Promissory Note]
                         [  ] Primary Insurance Policy
                         [  ] [Mortgage or Deed of Trust]
                         [  ] Assignment(s) of [Mortgage or Deed of Trust]
                         [  ] Title Insurance Policy
                         [  ] Other

                                        ----------------------------------------
                                        Name:
                                        Date
                                        Title

                                      -149-

                                   EXHIBIT I-1

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF    )
            ) ss.:
COUNTY OF   )

     [NAME OF OFFICER], being first duly sworn, deposes and says:

     1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage Pass-Through Certificates, Series 20[__-__], Class R (the
"Owner")), a [savings institution] [limited liability company] duly organized and existing under the laws of [the State of __________] [the United States], on behalf of which he makes this affidavit and agreement.

     2. That the Owner (i) is not and will not be a "disqualified organization"
as of [date of transfer] within the meaning of Section 860E(e)(5) of the
Internal Revenue Code of 1986, as amended (the "Code"), (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and (iii) is acquiring the Class
R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

     3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii)
that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

     4. That the owner is aware of the tax imposed on a "pass-through entity"
holding Class R Certificates if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through

                                      -150-

entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

     5. That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

     6. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clause (iii) (A) and (iii)(B) of Section 5.02(f) which authorize the
Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

     7. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

     8. The Owner's Taxpayer Identification Number is __________.

     9. This affidavit and agreement relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R Certificates. The
Owner understands that the liabilities described herein relate only to the Class
R Certificates.

     10. That no purpose of the owner relating to the transfer of any of the
Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax.

     11. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the
Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificate that the Owner intends to pay taxes associated with holding such Class R
Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificate.

     12. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the
Class R Certificates remain outstanding.

     13. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the
United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includable in gross income for
United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

                                      -151-

     IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its
[Assistant] Secretary, this _____ day of 20__.

                                        [NAME OF OWNER]

                                        By:
                                            ------------------------------------
                                            [Name of Officer]
                                            [Title of Officer]

[Corporate Seal]

ATTEST:

[Assistant] Secretary

     Personally appeared before me the above-named ______________ [Name of
Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

     Subscribed and sworn before me this___ day of ___________, 20__.

Notary Public

COUNTY OF _______________

STATE OF ________________

My Commission expires the ___ day
of _______, 20___.

                                      -152-

                                   EXHIBIT I-2

                         FORM OF TRANSFEROR CERTIFICATE

                                                        [____________ ___, 20__]

Stanwich Asset Acceptance Company, L.L.C.
Nine Greenwich Office Park
Greenwich, Connecticut 06831

[Name and Address of Trustee]

Attention: Corporate Trust Administration

              Re: Mortgage Pass-Through Certificates,
                  20[__-__], Class R

Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by
__________________ (the "Seller") to _____________ (the "Purchaser") of
$_________ Initial Certificate Principal Balance of Mortgage Pass-Through
Certificates, Series 20[__-__], Class R (the "Certificates"), pursuant to
Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing
Agreement"), dated as of [________ __, 20__] among Stanwich Asset Acceptance
Company, L.L.C., as seller (the "Company"), [name of Servicer], as servicer, and
[Name of Trustee], as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing
Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

     1. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

     2. The Seller understands that the Purchaser has delivered to the Trustee and the Servicer a transfer affidavit and agreement in the form attached to the
Pooling and Servicing Agreement as Exhibit I-1. The Seller does not know or believe that any representation contained therein is false.

     3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by
Treasury Regulations Section 1.860E-l(c)(4) (1) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R
Certificate may not be respected for United States income tax purposes (and the
Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

                                      -153-

     4. The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.

                                        Very truly yours,

                                        (Seller)

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                      -154-

                                    EXHIBIT J

                     FORM OF INVESTOR REPRESENTATION LETTER

                                                     [_______________ ___, 20__]

Stanwich Asset Acceptance Company, L.L.C.
Nine Greenwich Office Park
Greenwich, Connecticut 06831

[Name and Address of Trustee]

Attention: Corporate Trust Administration

          Re: Mortgage Pass-Through Certificates,
              Series 20[__-__], Class R

Ladies and Gentlemen:

     ___________________ (the "Purchaser") intends to purchase from
___________(the "Seller") $_______ Initial Certificate Principal Balance of
Mortgage Pass-Through Certificates, Series 20[__-__], Class (the
"Certificates"), issued pursuant to the Pooling and Servicing Agreement (the
"Pooling and Servicing Agreement"), dated as of [_______ __, 20__] among
Stanwich Asset Acceptance Company, L.L.C., as seller (the "Company"), [name of
Servicer], as servicer, and [Name of Trustee], as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

     1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended
(the "Act"), or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

     2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

     3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the
Certificates, (b) able to bear the economic risks of such an investment and (c)
an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

                                      -155-

     4. The Purchaser has been furnished with, and has had an opportunity to review (a) [a copy of the Private Placement Memorandum, dated _______ __, 20__, relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [(b)] [(c)] such other information concerning the Certificates, the Mortgage
Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the
Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Company, the Purchaser
acknowledges that such Memorandum was provided to it by the Seller, that the
Memorandum was prepared by the Company solely for use in connection with the
Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the
Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

     5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any
Certificate or any other similar security from any person in any manner, (c)
otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d)
make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above)
would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the
Certificates, except in compliance with the provisions of the Pooling and
Servicing Agreement.

     6. The Purchaser is not an employee benefit plan or other plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or
Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or an investment manager, a named fiduciary or a trustee of any such plan or any other Person acting, directly or indirectly, on behalf of or purchasing any
Certificate with "plan assets" of any such plan, and understands that registration of transfer of any Certificate to any such plan, or to any Person acting on behalf of or purchasing any Certificate with "plan assets" of any such plan, will not be made unless such plan or Person delivers an opinion of its counsel, addressed and satisfactory to the Trustee, the Company and the
Servicer, to the effect that the purchase and holding of a Certificate by, on behalf of or with "plan assets" of any such plan is permissible under applicable law, would not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and would not subject the Company, the Servicer or the Trustee to any obligation or liability
(including liabilities under Section 406 of ERISA or Section 4975 of the Code)
in addition to those undertaken in the Pooling and Servicing Agreement or any other liability.

     7. The Purchaser is not a non-United States person.

                                      -156-

     Very truly yours,

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                      -157-

                                    EXHIBIT K

                    FORM OF TRANSFEROR REPRESENTATION LETTER

                                                           ____________ __, 20__

Stanwich Asset Acceptance Company, L.L.C.
Nine Greenwich Office Park
Greenwich, Connecticut 06831

[Name and Address of Trustee]

Attention: Corporate Trust Administration

          Re: Mortgage Pass-Through Certificates, Series 20[__-__], Class R

Ladies and Gentlemen:

     In connection with the sale by ___________________ (the "Seller")
to___________ (the "Purchaser") of $ _______ Initial Certificate Principal
Balance of Mortgage Pass-Through Certificates, Series 20[__-__], Class - (the
"Certificates"), issued pursuant to the Pooling and Servicing Agreement (the
"Pooling and Servicing Agreement"), dated as of [_______ __, 20__] among
Stanwich Asset Acceptance Company, L.L.C., as seller (the "Company"), [name of
Servicer], as servicer, and [name of Trustee], as trustee (the "Trustee"). The
Seller hereby certifies, represents and warrants to, and covenants with, the
Company and the Trustee that:

     Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or
(e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933
(the "Act"), that would render the disposition of any Certificate a violation of
Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner

                                      -158-

set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

     Very truly yours,

                                    (Seller)
                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                      -159-

                                    EXHIBIT L

                  [FORM OF RULE 144A INVESTMENT REPRESENTATION]

Description of Rule 144A Securities, including numbers:

______________________________

______________________________

______________________________

______________________________

     The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the
"Buyer").

1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule
144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A
Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule
144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the
Rule 144A Securities under the Securities Act of 1933, as amended (the "1933
Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule
144A under the 1933 Act.

2. The Buyer warrants and represents to, and covenants with, the Seller, the
Trustee and the Servicer (as defined in the Pooling and Servicing Agreement (the
"Agreement"), dated as of [______ __, 20__] among [name of Servicer] as
Servicer, Stanwich Asset Acceptance Company, L.L.C. as depositor pursuant to
Section 5.02 of the Agreement and [name of Trustee] as trustee, as follows:

     a. The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

     b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule
144A Securities.

     c. The Buyer has been furnished with all information regarding the Rule
144A Securities that it has requested from the Seller, the Trustee or the
Servicer.

     d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other

                                      -160-

disposition of the Rule 144A Securities, any interest in the Rule 144A
Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule
144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the
Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A
Securities.

     e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii)
pursuant to another exemption from registration under the 1933 Act.

[3. The Buyer warrants and represents to, and covenants with, the Seller, the
Trustee, Servicer and the Company that either (1) the Buyer is (A) not an employee benefit plan (within the meaning of Section 3(3) of the Employee
Retirement Income Security Act of 1974, as amended ("ERISA")), or a plan (within the meaning of Section 4975(e)(1) of the Internal Revenue Code of 1986 ("Code"))
which (in either case) is subject to ERISA or Section 4975 of the Code (both, a
"Plan"), and (B) is not directly or indirectly purchasing the Rule 144A
Securities on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with "plan assets" of a Plan, or (2) the Buyer understands that registration of transfer of any Rule 144A Securities to any Plan, or to any
Person acting on behalf of any Plan, will not be made unless such Plan delivers an opinion of its counsel, addressed and satisfactory to the Trustee, the
Company and the Servicer, to the effect that the purchase and holding of the
Rule 144A Securities by, on behalf of or with "plan assets" of any Plan would not constitute or result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and would not subject the Company, the Servicer or the Trustee to any obligation or liability (including liabilities under ERISA or
Section 4975 of the Code) in addition to those undertaken in the Pooling and
Servicing Agreement or any other liability.]

4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

                                      -161-

     IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

Print Name of Seller                    Print Name of Buyer

   By:                                     By:
      -------------------------------         ----------------------------------
       Name:                               Name:
       Taxpayer Identification:            Taxpayer Identification:
       No.                                 No.
       Date:                               Date

                                      -162-

                              ANNEX 1 TO EXHIBIT L

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers Other Than Registered Investment Companies]

     The undersigned hereby certifies as follows in connection with the Rule
144A Investment Representation to which this Certification is attached:

     1. As indicated below, the undersigned is the President, Chief Financial
Officer, Senior Vice President or other executive officer of the Buyer.

     2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities
Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $ ___________ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the
Buyer satisfies the criteria in the category marked below.

     --   Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

     --   Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of
          Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and
          (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

     --   Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or
          Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and
          (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

     --   Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

     --   Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of

                                      -163-

          insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

     --   State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

     --   ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

     --   Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

     --   SBIC. The Buyer is a Small Business Investment Company licensed by the
          U.S. Small Business Administration under Section 301(c) or (d) of the
          Small Business Investment Act of 1958.

     --   Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers
          Act of 1940.

     --   Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of
          1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v)
repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

     3. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the
Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the
Buyer's direction. However, such

                                      -164-

securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

     4. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

[_]   [_]
Yes    No   Will the Buyer be purchasing the Rule 144A Securities only for the
Buyer's own account?

     5. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the
Buyer will only purchase for the account of a third party that at the time is a
"qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

     6. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.

                                        ----------------------------------------
                                        Print Name of Buyer

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:
                                            Date:

                                      -165-

                              ANNEX 2 TO EXHIBIT L

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers That Are Registered Investment Companies]

     The undersigned hereby certifies as follows in connection with the Rule
144A Investment Representation to which this Certification is attached:

     1. As indicated below, the undersigned is the President, Chief Financial
Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities
Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment
Companies (as defined below), is such an officer of the Adviser.

     2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii)
as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the
Buyer's Family of Investment Companies, the cost of such securities was used.

     --   The Buyer owned $__________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule
          144A).

     --   The Buyer is part of a Family of Investment Companies which owned in the aggregate $____________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule
          144A).

     3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

     4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of
Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii)
loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

     5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made is relying and will continue to rely on the statements made herein

                                      -166-

because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

     6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.
Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                        ----------------------------------------
                                        Print Name of Buyer
                                        Name:
                                        Title:

                                        IF AN ADVISER:

                                        ----------------------------------------
                                        Print Name of Buyer

                                      -167-

                                    EXHIBIT 0

          FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN

                                                          [___________ __, 20__]

Stanwich Asset Acceptance Company, L.L.C.
Nine Greenwich Office Park
Greenwich, Connecticut 06831

[Name and Address of Trustee]

Attention: Corporate Trust Administration

          Re: Mortgage Pass-Through Certificates, Series 20[__-__] Assignment of
              Mortgage Loan.

Ladies and Gentlemen:

     This letter is delivered to you in connection with the assignment by
_________ (the "Trustee") to_________ (the "Lender") of (the "Mortgage Loan")
pursuant to Section 3.13(d) of the Pooling and Servicing Agreement (the "Pooling
and Servicing Agreement"), dated as of [________ __, 20__] among Stanwich Asset
Acceptance Company, L.L.C., as seller (the "Company"), [name of Servicer], as servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Servicer and the Trustee that:

     (i) the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

     (ii) the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

     (iii) the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

     (iv) such assignment is at the request of the borrower under the related
Mortgage Loan.

                                        Very truly yours,

                                        (Lender)

                                      -168-

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                      -169-